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                                     [LOGO]

                                 CLASS I SHARES

                         PROSPECTUS -- JANUARY 1, 2002

              T H E  S A R A T O G A  A D V A N T A G E  T R U S T

The Saratoga Advantage Trust is a mutual fund company comprised of 7 separate mutual fund portfolios, each with its own distinctive investment objectives and policies. The Portfolios are:

  - U.S. GOVERNMENT MONEY MARKET PORTFOLIO

  - INVESTMENT QUALITY BOND PORTFOLIO

  - MUNICIPAL BOND PORTFOLIO

  - LARGE CAPITALIZATION VALUE PORTFOLIO

  - LARGE CAPITALIZATION GROWTH PORTFOLIO

  - SMALL CAPITALIZATION PORTFOLIO

  - INTERNATIONAL EQUITY PORTFOLIO

THE PORTFOLIOS ARE MANAGED BY SARATOGA CAPITAL MANAGEMENT (THE "MANAGER"). EACH PORTFOLIO IS ADVISED BY AN INVESTMENT ADVISER SELECTED AND SUPERVISED BY THE MANAGER.

Shares of the Portfolios are offered to participants in investment advisory programs that provide asset allocation recommendations to investors based on an evaluation of each investor's objectives and risk tolerance. An asset allocation methodology developed by the Manager, the Saratoga Strategic Horizon Asset Reallocation Program-Registered Trademark- (the "Saratoga
SHARP-Registered Trademark- Program"), may be utilized in this regard by investment advisers that have entered into agreements with the Manager. The Manager receives a fee from the investment advisers that have entered into such agreements with the Manager. Shares of the Portfolios are also available to other investors and advisory services.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
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                               TABLE OF CONTENTS

                                                                          PAGE
                                                                          ---
THE PORTFOLIOS
U.S. GOVERNMENT MONEY MARKET PORTFOLIO..................................    3
INVESTMENT QUALITY BOND PORTFOLIO.......................................    5
MUNICIPAL BOND PORTFOLIO................................................    8
LARGE CAPITALIZATION VALUE PORTFOLIO....................................   11
LARGE CAPITALIZATION GROWTH PORTFOLIO...................................   13
SMALL CAPITALIZATION PORTFOLIO..........................................   15
INTERNATIONAL EQUITY PORTFOLIO..........................................   17
SUMMARY OF TRUST EXPENSES...............................................   20
ADDITIONAL INVESTMENT STRATEGY INFORMATION..............................   22
ADDITIONAL RISK INFORMATION.............................................   23
INVESTMENT MANAGER......................................................   23
ADVISERS................................................................   24
ADMINISTRATION..........................................................   25

SHAREHOLDER INFORMATION
PRICING OF PORTFOLIO SHARES.............................................   25
PURCHASE OF SHARES......................................................   26
REDEMPTION OF SHARES....................................................   27
DIVIDENDS AND DISTRIBUTIONS.............................................   29
TAX CONSEQUENCES........................................................   29
FINANCIAL HIGHLIGHTS....................................................   30

           NOTICE OF PRIVACY POLICY FOR THE SARATOGA ADVANTAGE TRUST

The Saratoga Advantage Trust ("Saratoga") respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is the information we collect from you on applications or other forms, from your activities on our website, and from the transactions you make with us, our affiliates, or third parties. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. Specifically, so that we may continue to offer you investment products and services to help you meet your investing needs, and to effect transactions that you request or authorize, we may disclose the nonpublic personal information we collect to companies that perform services on our behalf, such as Saratoga's transfer agent, or printers and mailers that assist us in the distribution of investor materials. These companies are instructed to use this information only for the services for which we hired them and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

                      THIS IS NOT PART OF THE PROSPECTUS.

                                     ~ 2 ~
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                                 THE PORTFOLIOS

U.S. GOVERNMENT MONEY MARKET PORTFOLIO

INVESTMENT OBJECTIVE

The U.S. Government Money Market Portfolio seeks to provide maximum current income to the extent consistent with the maintenance of liquidity and the preservation of capital.

THE ADVISER

The Portfolio is advised by Sterling Capital Management Company. All investment decisions for the Portfolio are made by Sterling Capital's investment committee.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio will invest at least 80% of its assets in high quality, short-term U.S. Government securities. The Adviser seeks to maintain the Portfolio's share price at $1.00. The share price remaining stable at $1.00 means that the Portfolio would preserve the principal value of your investment.

The U.S. Government securities that the Portfolio may purchase include:

    - U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government.

    - Securities issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing these obligations are the Government National Mortgage Association and the Federal Housing Administration.

    - Securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow from the U.S. Treasury to meet its obligations. Among these agencies and instrumentalities are the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Federal Home Loan Bank.

    - Securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality. Among these agencies and instrumentalities is the Federal Farm Credit System.

In addition, the Portfolio may invest in repurchase agreements with respect to securities issued by the U.S. Government, its agencies and instrumentalities.

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objectives.

CREDIT AND INTEREST RATE RISKS. A principal risk of investing in the Portfolio is associated with its U.S. Government securities investments, which are subject to two types of risks: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and repay the principal on its debt. Interest rate risk, another risk of debt securities, refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates.

Credit risk is minimal with respect to the Portfolio's U.S. Government securities investments. Repurchase agreements involve a greater degree of credit risk. The Adviser, however, actively

                                     ~ 3 ~
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manages the Portfolio's assets to reduce the risk of losing any principal investment as a result of credit or interest rate risks. In addition, federal regulations require money market funds, such as the Portfolio, to invest only in high quality debt obligations and short maturities.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, if it is unable to do so, it is possible to lose money by investing in this Portfolio.

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio's past performance does not indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS
THIS CHART SHOWS HOW THE PERFORMANCE OF THE PORTFOLIO'S CLASS I SHARES HAS VARIED FROM YEAR TO YEAR OVER THE LIFE OF THE PORTFOLIO.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ANNUAL TOTAL RETURNS - CALENDAR YEARS

1995  5.40%
'96   4.32%
'97   4.47%
'98   4.44%
'99   4.22%
'00   5.28%

During the periods shown in the bar chart, the highest return for a calendar quarter was 1.50% (quarter ended June 30, 1995) and the lowest return for a calendar quarter was 0.95% (quarter ended June 30, 1999). Year-to-date total return as of September 30, 2001 was 2.87%.

AVERAGE ANNUAL
TOTAL RETURNS
THIS TABLE COMPARES THE PORTFOLIO'S AVERAGE ANNUAL RETURNS WITH THOSE OF A BROAD MEASURE OF MARKET PERFORMANCE OVER TIME, AS WELL AS WITH AN INDEX OF FUNDS WITH SIMILAR INVESTMENT OBJECTIVES. THE PORTFOLIO'S RETURNS ASSUME YOU SOLD YOUR SHARES AT THE END OF EACH PERIOD.

             AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2000)

                                                      PAST      PAST    LIFE OF PORTFOLIO
                                                     1 YEAR   5 YEARS    (SINCE 9/2/94)
-----------------------------------------------------------------------------------------
U.S. Government Money Market Portfolio               5.28%     4.55%          4.69%
-----------------------------------------------------------------------------------------
90 Day T-Bills                                       5.86%     5.09%          5.13%
-----------------------------------------------------------------------------------------
Lipper U.S. Treasury Money Market Index(1)           5.54%     4.85%          4.90%
-----------------------------------------------------------------------------------------

------------------------

(1) THE LIPPER U.S. TREASURY MONEY MARKET FUND INDEX CONSISTS OF THE 30 LARGEST MUTUAL FUNDS THAT INVEST PRINCIPALLY IN U.S. TREASURY OBLIGATIONS WITH DOLLAR-WEIGHTED AVERAGE MATURITIES OF LESS THAN 90 DAYS. THESE FUNDS INTEND TO KEEP A CONSTANT NET ASSET VALUE. INVESTORS MAY NOT INVEST DIRECTLY IN THE INDEX.

FEES AND EXPENSES

For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

                                     ~ 4 ~
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INVESTMENT QUALITY BOND PORTFOLIO

INVESTMENT OBJECTIVE

The Investment Quality Bond Portfolio seeks current income and reasonable stability of principal.

THE ADVISER

The Investment Quality Bond Portfolio is advised by Fox Asset Management, L.L.C. The Portfolio is managed by a team that includes J. Peter Skirkanich, John Sampson, James O'Mealia and Doug Edler. Mr. Skirkanich is the President and Chief Investment Officer of Fox and founded the firm in 1985. Mr. Sampson is a Managing Director and joined the firm in 1998 from Pharos Management LLC, a consulting firm specializing in fixed income investments. Mr. O'Mealia is a Managing Director of Fox and joined the firm in 1998 from Sunnymeath Asset Management Inc., where he was President. Mr. Edler is a Senior Vice President of Fox; he joined Fox in 1999 from J. P. Morgan & Co., Inc., where he managed that firm's proprietary fixed income investments.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio will normally invest at least 80% of its assets in investment grade fixed-income securities or in non-rated securities considered by the Adviser to be of comparable quality. The Portfolio may also invest in non-convertible fixed income preferred stock and mortgage pass-through securities. In deciding which securities to buy, hold or sell, the Adviser considers economic developments, interest rate trends and other factors such as the issuer's creditworthiness. The average maturity of the securities held by the Portfolio may range from three to ten years.

Mortgage pass-through securities are mortgage-backed securities that represent a participation interest in a pool of residential mortgage loans originated by the U.S. government or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest principal payments made by the individual borrowers on the pooled mortgage loans.

The Portfolio may invest in mortgage pass-through securities that are issued or guaranteed by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. These securities are either direct obligations of the U.S. Government, or the issuing agency/instrumentality has the right to borrow from the U.S. Treasury to meet its obligations, although the Treasury is not legally required to extend credit to the agency/instrumentality.

Private mortgage pass-through securities also can be Portfolio investments. They are issued by private originators of and investors in mortgage loans, including savings and loan associations and mortgage banks. Since private mortgage pass-through securities typically are not guaranteed by an entity having the credit status of a U.S. Government agency, the securities generally are structured with one or more type of credit enhancement.

In addition, the Portfolio may invest up to 5% of its net assets in fixed-income securities rated lower than investment grade, commonly known as "junk bonds."

                                     ~ 5 ~
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PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

FIXED-INCOME SECURITIES. Principal risks of investing in the Portfolio are associated with its fixed-income investments. All fixed-income securities, such as corporate bonds, are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt.

Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay current interest.) Long-term fixed income securities will rise and fall in response to interest rate changes to a greater extent than short-term securities.

MORTGAGE-BACKED SECURITIES. The Portfolio may invest in mortgage-backed securities, such as mortgage pass-through securities, which have different risk characteristics than traditional debt securities. Although the value of fixed-income securities generally increases during periods of falling interest rates and decreases during periods of rising interest rates, this is not always the case with mortgage-backed securities. This is due to the fact that the principal on underlying mortgages may be prepaid at any time as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring the Portfolio to invest the proceeds at generally lower interest rates.

Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on underlying mortgage pools. Rates of prepayment, faster or slower than expected by the Adviser, could reduce the Portfolio's yield, increase the volatility of the Portfolio and/or cause a decline in net asset value. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities.

OTHER RISKS. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments including the risks associated with junk bonds. For more information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

                                     ~ 6 ~

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio's past performance does not indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS
THIS CHART SHOWS HOW THE PERFORMANCE OF THE PORTFOLIO'S CLASS I SHARES HAS VARIED FROM YEAR TO YEAR OVER THE LIFE OF THE PORTFOLIO.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ANNUAL TOTAL RETURNS - CALENDAR YEARS

1995  12.44%
'96    3.15%
'97    6.58%
'98    6.47%
'99   -0.01%
'00    9.91%

During the periods shown in the bar chart, the highest return for a calendar quarter was 3.99% (quarter ended June 30, 1995) and the lowest return for a calendar quarter was -0.73% (quarter ended March 31, 1996). Year-to-date total return as of September 30, 2001 was 7.61%.

AVERAGE ANNUAL
TOTAL RETURNS
THIS TABLE COMPARES THE PORTFOLIO'S AVERAGE ANNUAL RETURNS WITH THOSE OF A BROAD MEASURE OF MARKET PERFORMANCE OVER TIME, AS WELL AS WITH AN INDEX OF FUNDS WITH SIMILAR INVESTMENT OBJECTIVES. THE PORTFOLIO'S RETURNS ASSUME YOU SOLD YOUR SHARES AT THE END OF EACH PERIOD.

             AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2000)

                                                        PAST         PAST    LIFE OF PORTFOLIO
                                                       1 YEAR      5 YEARS    (SINCE 9/2/94)
----------------------------------------------------------------------------------------------
Investment Quality Bond Portfolio                           9.91%   5.17%          5.77%
----------------------------------------------------------------------------------------------
Lehman Intermediate Government/Credit Bond
 Index(1)                                                  10.10%   6.11%          7.31%
----------------------------------------------------------------------------------------------
Lipper Short-Intermediate Investment Grade Debt
 Funds Index(2)                                             8.76%   5.61%          6.34%
----------------------------------------------------------------------------------------------

------------------------

(1) THE LEHMAN INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX IS COMPOSED OF THE BONDS IN THE LEHMAN INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX THAT HAVE MATURITIES BETWEEN 1 AND 9.99 YEARS. THE LEHMAN INTERMEDIATE GOVERNMENT/ CREDIT BOND INDEX CONSISTS OF APPROXIMATELY 5,400 ISSUES. THE SECURITIES MUST BE INVESTMENT GRADE (BAA OR HIGHER) WITH AMOUNTS OUTSTANDING IN EXCESS OF $1 MILLION AND HAVE AT LEAST ONE YEAR TO MATURITY. THE LEHMAN INTERMEDIATE GOVERNMENT/ CREDIT BOND INDEX IS AN UNMANAGED INDEX WHICH DOES NOT INCLUDE FEES AND EXPENSES. INVESTORS MAY NOT INVEST DIRECTLY IN THE INDEX.

(2) THE LIPPER SHORT-INTERMEDIATE INVESTMENT GRADE DEBT FUNDS INDEX CONSISTS OF THE 30 LARGEST MUTUAL FUNDS THAT INVEST AT LEAST 65% OF THEIR ASSETS IN INVESTMENT GRADE DEBT ISSUES (RATED IN THE TOP FOUR GRADES) WITH DOLLAR-WEIGHTED AVERAGE MATURITIES OF 1 TO 5 YEARS. INVESTORS MAY NOT INVEST DIRECTLY IN THE INDEX.

FEES AND EXPENSES

For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

                                     ~ 7 ~

MUNICIPAL BOND PORTFOLIO

INVESTMENT OBJECTIVE

The Municipal Bond Portfolio seeks a high level of interest income that is excluded from federal income taxation to the extent consistent with prudent investment management and the preservation of capital.

THE ADVISER

The Portfolio is advised by OpCap Advisors. It is managed by a management team lead by Matthew Greenwald, Senior Vice President of Oppenheimer Capital, the parent of OpCap Advisors. Mr. Greenwald has been a fixed income portfolio manager and financial analyst for Oppenheimer Capital since 1989. From 1984-1989 he was a fixed income portfolio manager with PaineWebber's Mitchell Hutchins Asset Management. Mr. Greenwald is a graduate of Penn State University and earned his MBA from Columbia University.

PRINCIPAL INVESTMENT STRATEGIES

As a matter of fundamental policy, the Portfolio will normally invest at least 80% of its assets in securities that pay interest exempt from federal income taxes. The Portfolio's Adviser generally invests the Portfolio's assets in municipal obligations. There are no maturity limitations on the Portfolio's securities. Municipal obligations are bonds, notes or short-term commercial paper issued by state governments, local governments, and their respective agencies. In pursuing the Portfolio's investment objective, the Adviser has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis. The Portfolio will invest primarily in municipal bonds rated within the four highest grades by Moody's Investors Service Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), or Fitch IBCA, Inc. ("Fitch") or, if not rated, of comparable quality in the opinion of the Adviser. The Portfolio may invest without limit in municipal obligations that pay interest income subject to the "alternative income tax" although it does not currently expect to invest more than 20% of its total assets in such instruments. Some shareholders may have to pay tax on distributions of this income.

Municipal bonds, notes and commercial paper are commonly classified as either "general obligation" or "revenue." General obligation bonds, notes, and commercial paper are secured by the issuer's faith and credit, as well as its taxing power, for payment of principal and interest. Revenue bonds, notes and commercial paper, however, are generally payable from a specific source of income. They are issued to fund a wide variety of public and private projects in sectors such as transportation, education and industrial development. Included within the revenue category are participations in lease obligations. The Portfolio's municipal obligation investments may include zero coupon securities, which are purchased at a discount and make no interest payments until maturity.

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

CREDIT AND INTEREST RATE RISKS. Municipal obligations, like other debt securities, are subject to two types of risks: credit risk and interest rate risk.

Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. In the case of revenue bonds, notes or

                                     ~ 8 ~
commercial paper, for example, the credit risk is the possibility that the user fees from a project or other specified revenue sources are insufficient to meet interest and/or principal payment obligations. The issuers of private activity bonds, used to finance projects in sectors such as industrial development and pollution control, also may be negatively impacted by the general credit of the user of the project. Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Certain lease obligations contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing "non-appropriation" clauses are dependent on future legislative actions. If such legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.

Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay current interest.

The Portfolio is not limited as to the maturities of the municipal obligations in which it may invest. Thus, a rise in the general level of interest rates may cause the price of its portfolio securities to fall substantially.

OTHER RISKS. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, see the "Additional Risk Information" section. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

                                     ~ 9 ~

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio's past performance does not indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS
THIS CHART SHOWS HOW THE PERFORMANCE OF THE PORTFOLIO'S CLASS I SHARES HAS VARIED FROM YEAR TO YEAR OVER THE LIFE OF THE PORTFOLIO.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ANNUAL TOTAL RETURNS - CALENDAR YEARS

1995  15.21%
'96    3.05%
'97    8.27%
'98    5.38%
'99   -6.00%
'00   13.64%

During the periods shown in the bar chart, the highest return for a calendar quarter was 5.85% (quarter ended March 31, 1995) and the lowest return for a calendar quarter was -2.55% (quarter ended December 31, 1994). Year-to-date total return as of September 30, 2001 was 4.25%.

AVERAGE ANNUAL TOTAL RETURNS
THIS TABLE COMPARES THE PORTFOLIO'S AVERAGE ANNUAL RETURNS WITH THOSE OF A BROAD MEASURE OF MARKET PERFORMANCE OVER TIME, AS WELL AS WITH AN INDEX OF FUNDS WITH SIMILAR INVESTMENT OBJECTIVES. THE PORTFOLIO'S RETURNS ASSUME YOU SOLD YOUR SHARES AT THE END OF EACH PERIOD.

             AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2000)

                                                      PAST      PAST    LIFE OF PORTFOLIO
                                                     1 YEAR   5 YEARS    (SINCE 9/2/94)
-----------------------------------------------------------------------------------------
Municipal Bond Portfolio                             13.64%    4.67%          5.30%
-----------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index(1)              11.68%    5.83%          5.92%
-----------------------------------------------------------------------------------------
Lipper General Municipal Debt Funds Index(2)         11.10%    4.99%          6.04%
-----------------------------------------------------------------------------------------

------------------------

(1) THE LEHMAN BROTHERS MUNICIPAL BOND INDEX CONSISTS OF APPROXIMATELY 25,000 MUNICIPAL BONDS WHICH ARE SELECTED TO BE REPRESENTATIVE OF THE LONG-TERM, INVESTMENT GRADE TAX-EXEMPT BOND MARKET. THE BONDS SELECTED FOR THE INDEX HAVE THE FOLLOWING CHARACTERISTICS: A MINIMUM CREDIT RATING OF AT LEAST BAA; AN ORIGINAL ISSUE OF AT LEAST $50 MILLION; AT LEAST $3 MILLION OF THE ISSUE OUTSTANDING; ISSUED WITHIN THE LAST FIVE YEARS; AND A MATURITY OF AT LEAST ONE YEAR. THE LEHMAN INDEX IS AN UNMANAGED INDEX WHICH DOES NOT INCLUDE FEES AND EXPENSES. INVESTORS MAY NOT INVEST DIRECTLY IN THE INDEX.

(2) THE LIPPER GENERAL MUNICIPAL DEBT FUNDS INDEX CONSISTS OF THE 30 LARGEST MUTUAL FUNDS THAT INVEST AT LEAST 65% OF THEIR ASSETS IN MUNICIPAL DEBT ISSUES IN THE TOP FOUR CREDIT RATINGS. INVESTORS MAY NOT INVEST DIRECTLY IN THE INDEX.

FEES AND EXPENSES

For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

                                     ~ 10 ~

LARGE CAPITALIZATION VALUE PORTFOLIO

INVESTMENT OBJECTIVE

The Large Capitalization Value Portfolio seeks total return consisting of capital appreciation and dividend income.

THE ADVISER

The Portfolio is advised by OpCap Advisors. It is managed by a portfolio team comprised of senior professionals of OpCap Advisors. One member of the team, Frank LeCates, has primary supervisory authority over implementation of the management team's purchase and sale recommendations. Mr. LeCates is the Director of Research at Oppenheimer Capital, the parent of OpCap Advisors. Mr. LeCates brings 32 years of investment experience to his current position. Formerly with Donaldson, Lufkin & Jenrette for 18 years, he has served as head of institutional equity sales, Director of Research and as a securities analyst. Mr. LeCates, a Chartered Financial Analyst, is a graduate from Princeton University and earned his MBA in finance from Harvard Business School.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio will normally invest at least 80% of its assets in a diversified portfolio of common stocks and securities convertible into common stocks of issuers with total market capitalizations of $1 billion or greater at the time of purchase. In determining which securities to buy, hold or sell, the Adviser focuses its investment selection on highly liquid equity securities that, in the Adviser's opinion, have above average price appreciation potential at the time of purchase. In general, securities are characterized as having above average dividend yields and below average price earnings ratios relative to the stock market in general, as measured by the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"). Other factors, such as earnings, the issuer's ability to generate cash flow in excess of business needs and sustain above average profitability, as well as industry outlook and market share, are also considered by the Adviser.

In addition, the Portfolio may invest in stock index futures contracts and options.

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

COMMON STOCKS. A principal risk of investing in the Portfolio is associated with common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

OTHER RISKS. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments including the risks associated with stock index futures contracts and options. For information about these risks, see the "Additional Risk Information" section.

                                     ~ 11 ~

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio's past performance does not indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS
THIS CHART SHOWS HOW THE PERFORMANCE OF THE PORTFOLIO'S CLASS I SHARES HAS VARIED FROM YEAR TO YEAR OVER THE LIFE OF THE PORTFOLIO.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ANNUAL TOTAL RETURNS - CALENDAR YEARS

1995  36.98%
'96   23.98%
'97   25.49%
'98   11.77%
'99    1.11%
'00   11.33%

During the periods shown in the bar chart, the highest return for a calendar quarter was 14.90% (quarter ended December 31, 1998) and the lowest return for a calendar quarter was -13.09% (quarter ended September 30, 1998). Year-to-date total return as of September 30, 2001 was -7.82%%.

AVERAGE ANNUAL
TOTAL RETURNS
THIS TABLE COMPARES THE PORTFOLIO'S AVERAGE ANNUAL RETURNS WITH THOSE OF A BROAD MEASURE OF MARKET PERFORMANCE OVER TIME, AS WELL AS WITH AN INDEX OF FUNDS WITH SIMILAR INVESTMENT OBJECTIVES. THE PORTFOLIO'S RETURNS ASSUME YOU SOLD YOUR SHARES AT THE END OF EACH PERIOD.
             AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2000)

                                                      PAST      PAST    LIFE OF PORTFOLIO
                                                     1 YEAR   5 YEARS    (SINCE 9/2/94)
-----------------------------------------------------------------------------------------
Large Capitalization Value Portfolio                 11.33%    14.40%        16.32%
-----------------------------------------------------------------------------------------
S&P/Barra Value Index(1)                              6.08%    16.81%        17.99%
-----------------------------------------------------------------------------------------
Morningstar Large Value Average(2)                    5.47%    13.91%        15.60%
-----------------------------------------------------------------------------------------

(1) THE S&P/BARRA VALUE INDEX IS CONSTRUCTED BY DIVIDING THE STOCKS IN THE S&P 500 INDEX ACCORDING TO PRICE-TO-BOOK RATIOS. THIS UNMANAGED INDEX CONTAINS STOCKS WITH LOWER PRICE-TO-BOOK RATIOS AND IS MARKET CAPITALIZATION WEIGHTED. THE S&P/BARRA VALUE INDEX DOES NOT INCLUDE FEES AND EXPENSES, AND INVESTORS MAY NOT INVEST DIRECTLY IN THE INDEX.

(2) THE MORNINGSTAR LARGE VALUE AVERAGE, AS OF AUGUST 31, 2001, CONSISTED OF 774 MUTUAL FUNDS COMPRISED OF LARGE MARKET CAPITALIZATION STOCKS WITH THE LOWEST COMBINATIONS OF PRICE-TO-EARNINGS AND PRICE-TO-BOOK SCORES. INVESTORS MAY NOT INVEST IN THE AVERAGE DIRECTLY.

FEES AND EXPENSES

For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

                                     ~ 12 ~

LARGE CAPITALIZATION GROWTH PORTFOLIO

INVESTMENT OBJECTIVE

The Large Capitalization Growth Portfolio seeks capital appreciation.

THE ADVISER

The Portfolio is advised by Harris Bretall Sullivan & Smith, L.L.C. Stock selection for the Portfolio is made by the Strategy and Investment Committees of Harris Bretall. The Portfolio is managed by a management team lead by Jack Sullivan and Gordon Ceresino. Mr. Sullivan is a partner of Harris Bretall and has been associated with the firm since 1981. Mr. Ceresino is a Partner of Harris Bretall and has been associated with the firm since 1991.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio will normally invest at least 80% of its assets in a diversified portfolio of common stocks and securities convertible into common stocks of issuers with total market capitalizations of $3 billion or more. The Portfolio will normally invest in common stocks that, in the Adviser's opinion, are characterized by earnings growth in excess of that of the S&P 500. In deciding which securities to buy, hold or sell, the Adviser evaluates factors believed to be favorable to long-term capital appreciation, including specific financial characteristics of the issuer such as historical earnings growth, sales growth, profitability and return on equity. The Adviser also analyzes the issuer's position within its industry as well as the quality and experience of the issuer's management.

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

COMMON STOCKS. A principal risk of investing in the Portfolio is associated with common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

OTHER RISKS. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

                                     ~ 13 ~

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio's past performance does not indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS
THIS CHART SHOWS HOW THE PERFORMANCE OF THE PORTFOLIO'S CLASS I SHARES HAS VARIED FROM YEAR TO YEAR OVER THE LIFE OF THE PORTFOLIO.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ANNUAL TOTAL RETURNS - CALENDAR YEARS

1995   28.98%
'96    13.43%
'97    32.52%
'98    36.44%
'99    34.18%
'00   -21.58%

During the periods shown in the bar chart, the highest return for a calendar quarter was 34.27% (quarter ended December 31, 1998) and the lowest return for a calendar quarter was -19.05% (quarter ended December 31, 2000). Year-to-date total return as of September 30, 2001 was -38.40%.

AVERAGE ANNUAL
TOTAL RETURNS
THIS TABLE COMPARES THE PORTFOLIO'S AVERAGE ANNUAL RETURNS WITH THOSE OF A BROAD MEASURE OF MARKET PERFORMANCE OVER TIME, AS WELL AS WITH AN INDEX OF FUNDS WITH SIMILAR INVESTMENT OBJECTIVES. THE PORTFOLIO'S RETURNS ASSUME YOU SOLD YOUR SHARES AT THE END OF EACH PERIOD.

             AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2000)

                                                         PAST          PAST    LIFE OF PORTFOLIO
                                                        1 YEAR       5 YEARS    (SINCE 9/2/94)
------------------------------------------------------------------------------------------------
Large Capitalization Growth Portfolio                       -21.58%   16.66%        17.57%
------------------------------------------------------------------------------------------------
S&P/Barra Growth Index(1)                                   -22.08%   19.18%        20.71%
------------------------------------------------------------------------------------------------
Morningstar Large Growth Average(2)                         -14.09%   18.10%        19.20%
------------------------------------------------------------------------------------------------

------------------------

(1) THE S&P/BARRA GROWTH INDEX IS CONSTRUCTED BY DIVIDING THE STOCKS IN THE S&P 500 INDEX ACCORDING TO PRICE-TO-BOOK RATIOS. THIS UNMANAGED INDEX CONTAINS STOCKS WITH HIGHER PRICE-TO-BOOK RATIOS AND IS MARKET CAPITALIZATION WEIGHTED. THE S&P/BARRA GROWTH INDEX DOES NOT INCLUDE FEES AND EXPENSES, AND INVESTORS MAY NOT INVEST DIRECTLY IN THE INDEX.

(2) THE MORNINGSTAR LARGE GROWTH AVERAGE, AS OF AUGUST 31, 2001, CONSISTED OF 967 MUTUAL FUNDS COMPRISED OF LARGE MARKET CAPITALIZATION STOCKS WITH THE HIGHEST COMBINATIONS OF PRICE-TO-EARNINGS AND PRICE-TO-BOOK SCORES. INVESTORS MAY NOT INVEST IN THE AVERAGE DIRECTLY.

FEES AND EXPENSES

For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

                                     ~ 14 ~

SMALL CAPITALIZATION PORTFOLIO

INVESTMENT OBJECTIVE

The Small Capitalization Portfolio seeks maximum capital appreciation.

THE ADVISER

The Portfolio is advised by Fox Asset Management, L.L.C. It is managed by a management team led by J. Peter Skirkanich and George C. Pierides, who are the key small-cap personnel on the firm's Investment Committee. Mr. Skirkanich is the President and Chief Investment Officer of Fox and founded the firm in 1985. Mr. Pierides is a Managing Director who spearheads the firm's small-cap efforts; he joined the firm in 1995 from Windward Asset Management.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio will normally invest at least 80% of its assets in common stocks of companies whose stock market capitalizations fall within the range of capitalizations in the Russell 2000 Index. The Portfolio will also occasionally invest a portion of its assets in MID-CAP stocks with compelling valuations and fundamentals that are small relative to their industries, and it will not immediately sell a security that was bought as a SMALL-CAP stock but through appreciation has become a MID-CAP stock. In selecting securities for the Portfolio, the Adviser begins with a screening process that seeks to identify growing companies whose stocks sell at discounted price-to-earnings and price-to-cash flow multiples. The Adviser also attempts to discern situations where intrinsic asset values are not widely recognized. The Adviser favors such higher-quality companies that generate strong cash flow, provide above-average free cash flow yields and maintain sound balance sheets. Rigorous fundamental analysis, from both a quantitative and qualitative standpoint, is applied to all investment candidates. While the Adviser employs a disciplined "bottom-up" approach that attempts to identify undervalued stocks, it nonetheless is sensitive to emerging secular trends. The Adviser does not, however, rely on macroeconomic forecasts in its stock selection efforts and prefers to remain fully invested.

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

COMMON STOCKS. A principal risk of investing in the Portfolio is associated with common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

SMALL AND MEDIUM CAPITALIZATION COMPANIES. The Portfolio's investments in smaller and medium-sized companies carry more risk than investments in larger companies. While some of the Portfolio's holdings in these companies may be listed on a national securities exchange, such securities are more likely to be traded in the over-the-counter market. The low market liquidity of these securities may have an adverse impact on the Portfolio's ability to sell certain securities at favorable prices and may also make it difficult for the Portfolio to obtain market quotations based on actual trades, for purposes of valuing its securities. Investing in lesser-known, smaller and medium capitalization companies involves greater risk of volatility of the Portfolio's net asset value than is customarily associated with larger, more established companies. Often smaller and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.

OTHER RISKS. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to

                                     ~ 15 ~
other risks from its permissible investments. For information about these risks, see the "Additional Risk Information" section. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio's past performance does not indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS
THIS CHART SHOWS HOW THE PERFORMANCE OF THE PORTFOLIO'S CLASS I SHARES HAS VARIED FROM YEAR TO YEAR OVER THE LIFE OF THE PORTFOLIO.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ANNUAL TOTAL RETURNS - CALENDAR YEARS

1995   27.31%
'96    15.89%
'97    23.20%
'98   -18.61%
'99    13.01%
'00    21.93%

During the periods shown in the bar chart, the highest return for a calendar quarter was 22.62% (quarter ended June 30, 1999) and the lowest return for a calendar quarter was -28.41% (quarter ended September 30, 1998). Year-to-date total return as of September 30, 2001 was -9.40%.

AVERAGE ANNUAL
TOTAL RETURNS
THIS TABLE COMPARES THE PORTFOLIO'S AVERAGE ANNUAL RETURNS WITH THOSE OF A BROAD MEASURE OF MARKET PERFORMANCE OVER TIME, AS WELL AS WITH AN INDEX OF FUNDS WITH SIMILAR INVESTMENT OBJECTIVES. THE PORTFOLIO'S RETURNS ASSUME YOU SOLD YOUR SHARES AT THE END OF EACH PERIOD.

             AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2000)

                                                         PAST          PAST    LIFE OF PORTFOLIO
                                                        1 YEAR       5 YEARS    (SINCE 9/2/94)
------------------------------------------------------------------------------------------------
Small Capitalization Portfolio                          21.93     %   9.89 %     11.42   %
------------------------------------------------------------------------------------------------
Russell 2000 Index(1)                                   -3.03     %  10.31 %     12.01   %
------------------------------------------------------------------------------------------------
Morningstar Small Blend Average(2)                      12.95     %  12.95 %     14.07   %
------------------------------------------------------------------------------------------------

------------------------

(1) THE RUSSELL 2000 INDEX IS COMPRISED OF THE 2,000 SMALLEST U.S. DOMICILED PUBLICLY TRADED COMMON STOCKS WHICH ARE INCLUDED IN THE RUSSELL 3000 INDEX. THE COMMON STOCKS INCLUDED IN THE RUSSELL 2000 INDEX REPRESENT APPROXIMATELY 10% OF THE U.S. EQUITY MARKET AS MEASURED BY MARKET CAPITALIZATION. THE RUSSELL 3000 INDEX IS AN UNMANAGED INDEX OF THE 3,000 LARGEST U.S. DOMICILED PUBLICLY TRADED COMMON STOCKS BY MARKET CAPITALIZATION REPRESENTING APPROXIMATELY 98% OF THE U.S. PUBLICLY TRADED EQUITY MARKET. THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX WHICH DOES NOT INCLUDE FEES AND EXPENSES, AND WHOSE PERFORMANCE REFLECTS REINVESTED DIVIDENDS. INVESTORS MAY NOT INVEST IN THE INDEX DIRECTLY.

(2) THE MORNINGSTAR SMALL BLEND AVERAGE, AS OF AUGUST 31, 2001, CONSISTED OF 241 MUTUAL FUNDS COMPRISED OF SMALL MARKET CAPITALIZATION STOCKS THAT FALL BETWEEN THE HIGHEST AND LOWEST COMBINATIONS OF PRICE-TO-EARNINGS AND PRICE-TO-BOOK SCORES. INVESTORS MAY NOT INVEST IN THE AVERAGE DIRECTLY.

FEES AND EXPENSES

For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

                                     ~ 16 ~

INTERNATIONAL EQUITY PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks long-term capital appreciation.

THE ADVISER

The Portfolio is advised by Friends Ivory & Sime, Inc. The Portfolio is managed by a management team lead by Julie Dent, Director of Global Funds at Friends Ivory & Sime, plc who has been overseeing the management of the Portfolio since January 31, 1997. Ms. Dent joined Friends Ivory & Sime in 1986 and, as a member of the Asset Allocation Committee, is responsible for asset allocation and overseeing the management of global and international accounts for U.S. and Japanese clients. Individual stocks are selected by the regional Equity Teams which operate on a sectoral basis. Ian Peart is the European team leader; Rowan Chaplin is the Japan team leader; and Mearns Nimmo is the Pacific Rim team leader.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio will normally invest at least 80% of its assets in the equity securities of companies located outside of the United States. Equity securities consist of common and preferred stock and other securities such as depositary receipts, bonds, rights and warrants that are convertible into common stock. Under normal market conditions, at least 65% of the Portfolio's assets will be invested in securities of issuers located in at least three foreign countries, including countries with developing and emerging economies. The Portfolio expects that its investments in foreign issuers will generally take the form of depositary receipts. These are dollar denominated receipts which represent and may be converted into the underlying foreign security. Depositary receipts are publicly traded on exchanges or over-the-counter in the United States. In deciding which securities to buy, hold or sell, the Adviser considers economic developments, industry prospects and other factors such as an issuer's competitive position or potential earnings.

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

FOREIGN SECURITIES. A principal risk of investing in the Portfolio is associated with foreign stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political

                                     ~ 17 ~
instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets. Delays in purchasing securities may result in the Portfolio losing investment opportunities. The inability to dispose of foreign securities due to settlement delays could result in losses to the Portfolio due to subsequent declines in the value of the securities. Issuers of the foreign security represented by a depositary receipt may not be obligated to disclose material information in the United States.

The Portfolio may invest in foreign securities issued by companies located in developing or emerging countries. Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

The Portfolio may invest in foreign small capitalization securities. Investing in lesser-known, smaller capitalized companies may involve greater risk of volatility of the Portfolio's share price than is customarily associated with investing in larger, more established companies. There is typically less publicly available information concerning smaller companies than for larger, more established companies. Some small companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because smaller companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

OTHER RISKS. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

                                     ~ 18 ~

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio's past performance does not indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS
THIS CHART SHOWS HOW THE PERFORMANCE OF THE PORTFOLIO'S CLASS I SHARES HAS VARIED FROM YEAR TO YEAR OVER THE LIFE OF THE PORTFOLIO.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ANNUAL TOTAL RETURNS - CALENDAR YEARS

1995    3.08%
'96     6.56%
'97     6.91%
'98    13.22%
'99    40.03%
'00   -18.38%

During the periods shown in the bar chart, the highest return for a calendar quarter was 27.38% (quarter ended December 31, 1999) and the lowest return for a calendar quarter was -16.13% (quarter ended September 30, 1998). Year-to-date total return as of September 30, 2001 was -33.99%.

AVERAGE ANNUAL
TOTAL RETURNS
THIS TABLE COMPARES THE PORTFOLIO'S AVERAGE ANNUAL RETURNS WITH THOSE OF A BROAD MEASURE OF MARKET PERFORMANCE OVER TIME. THE PORTFOLIO'S RETURNS ASSUME YOU SOLD YOUR SHARES AT THE END OF EACH PERIOD.

             AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2000)

                                                         PAST          PAST    LIFE OF PORTFOLIO
                                                        1 YEAR       5 YEARS    (SINCE 9/2/94)
------------------------------------------------------------------------------------------------
International Equity Portfolio                          -18.38    %  8.08 %       5.80   %
------------------------------------------------------------------------------------------------
Morgan Stanley EAFE Index (U.S. Dollars)(1)             -14.16    %  7.14 %       6.66   %
------------------------------------------------------------------------------------------------

------------------------

(1) THE EUROPE, AUSTRALIA, FAR EAST INDEX (EAFE) IS A WIDELY RECOGNIZED INDEX PREPARED BY MORGAN STANLEY CAPITAL INTERNATIONAL. THIS UNMANAGED INDEX CONSISTS OF NON-U.S. COMPANIES WHICH ARE LISTED ON ONE OF TWENTY FOREIGN MARKETS AND ASSUMES THE REINVESTMENT OF DIVIDENDS. THIS INDEX DOES NOT INCLUDE FEES AND EXPENSES, AND INVESTORS MAY NOT INVEST IN THE INDEX DIRECTLY. THE GROSS DOMESTIC PRODUCT (GDP) VERSION OF THE INDEX IS USED ABOVE.

FEES AND EXPENSES

For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

                                     ~ 19 ~

                           SUMMARY OF TRUST EXPENSES

ANNUAL PORTFOLIO OPERATING EXPENSES. The following table lists the costs and expenses that an investor will incur as a shareholder of each of the Portfolios based on operating expenses incurred during the fiscal year ended August 31, 2001. There are no shareholder transaction expenses, sales loads or distribution fees.

                                        U.S.
                                        GOVERNMENT          INVESTMENT                             LARGE
                                        MONEY               QUALITY            MUNICIPAL           CAPITALIZATION
                                        MARKET              BOND               BOND                VALUE
                                        PORTFOLIO           PORTFOLIO          PORTFOLIO           PORTFOLIO
                                        --------------      -------------      --------------      --------------
SHAREHOLDER FEES..................         NONE               NONE                NONE                NONE
ANNUAL PORTFOLIO OPERATING
 EXPENSES
(expenses that are deducted form
 Portfolio assets as a percentage
 of average net assets)
  Management Fees*................           .475%              0.55%               0.55%               0.65%
  Distribution (Rule 12b-1
   Expenses)......................            NONE               NONE                NONE                NONE
  Other Expenses*.................           .595%              0.69%               1.19%               0.59%
                                            ------             ------              ------              ------
  Total Annual Portfolio Operating
   Expenses.......................           1.07%              1.24%               1.74%               1.24%
  Fee Waiver (and/or Expense
   Reimbursement)*................          (0.01%)            (0.15%)             (0.54%)             --
                                            ------             ------              ------              ------
  Net Expenses*...................           1.06%              1.09%               1.20%               1.24%


                                    LARGE
                                    CAPITALIZATION        SMALL               INTERNATIONAL
                                    GROWTH                CAPITALIZATION      EQUITY
                                    PORTFOLIO             PORTFOLIO           PORTFOLIO
                                    ----------------      --------------      -------------
SHAREHOLDER FEES..................     NONE                  NONE               NONE
ANNUAL PORTFOLIO OPERATING
 EXPENSES
(expenses that are deducted form
 Portfolio assets as a percentage
 of average net assets)
  Management Fees*................        0.65%                0.65%              0.75%
  Distribution (Rule 12b-1
   Expenses)......................         NONE                 NONE               NONE
  Other Expenses*.................        0.65%                0.81%              0.92%
                                         ------               ------             ------
  Total Annual Portfolio Operating
   Expenses.......................        1.30%                1.46%              1.67%
  Fee Waiver (and/or Expense
   Reimbursement)*................       (0.06%)              (0.16%)            (0.27%)
                                         ------               ------             ------
  Net Expenses*...................        1.24%                1.30%              1.40%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

* MANAGEMENT FEES, OTHER EXPENSES, FEE WAIVER AND/OR REIMBURSEMENT, AND NET
EXPENSES: Each Portfolio pays the Manager a fee for its services that is computed daily and paid monthly at an annual rate ranging from .475% to .75% of the value of the average daily net assets of the Portfolio. The fees of each Adviser are paid by the Manager. The nature of the services provided to, and the aggregate management fees paid by each Portfolio are described under "Investment Manager." The Portfolios benefit from expense offset arrangements with the Trust's custodian bank where uninvested cash balances earn credits that reduce monthly fees. The amount of the expense offset as a percentage of net assets for each respective portfolio was as follows: U.S. Government Money Market, 0.00%; Investment Quality Bond, 0.15%; Municipal Bond, 0.01%; Large Capitalization Value, 0.00%; Large Capitalization Growth, 0.06%; Small Capitalization, 0.00%; and International Equity, 0.19%. Under applicable SEC regulations, the amount by which Portfolio expenses are reduced by an expense offset arrangement is required to be added to "Other Expenses." "Other Expenses" also include fees for shareholder services, administration, custodial fees, legal and accounting fees, printing costs, registration fees, the costs of regulatory compliance, a Portfolio's allocated portion of the costs associated with maintaining the Trust's legal existence and the costs involved in the Trust's communications with shareholders. The Trust and the Manager have entered into an Excess Expense Agreement (the "Expense Agreement") effective January 1, 1999. In connection with the Expense Agreement, the Manager is currently waiving its management fees and/or assuming certain other operating expenses of the Portfolios in order to maintain the expense ratios of each class of the Portfolios at or below predetermined levels (each an "Expense Cap"). Under the terms of the Expense Agreement, expenses borne by the Manager are subject to reimbursement by the Portfolios up to five years from the date the fee or expense was incurred, but no reimbursement payment will be made by a Portfolio if it would result in the Portfolio exceeding its Expense Cap. The following are the Expense Caps for each of the Portfolios: U.S. Government Money Market, 1.125%; Investment Quality Bond, 1.20%; Municipal Bond, 1.20%; Large Capitalization Value, 1.30%; Large Capitalization Growth, 1.30%; Small Capitalization, 1.30%; and International Equity, 1.40%. The Expense Agreement can be terminated by either party, without penalty, upon 60 days' prior notice. For the year ended August 31, 2001, no reimbursement payments were made by the Portfolios to the Manager under the terms of the Expense Agreement.

                                     ~ 20 ~

EXAMPLE. This example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. This example shows what expenses you could pay over time. The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

-IF YOU HELD OR SOLD YOUR SHARES:

                                                U.S.
                                                GOVERNMENT         INVESTMENT                          LARGE
                                                MONEY              QUALITY          MUNICIPAL          CAPITALIZATION
                                                MARKET             BOND             BOND               VALUE
                                                PORTFOLIO          PORTFOLIO        PORTFOLIO          PORTFOLIO
                                                ----------------   --------------   ----------------   ----------------
1 year....................................           $ 109             $ 126             $ 177              $ 126
3 years...................................             340               393               548                393
5 years...................................             590               681               944                681
10 years..................................           1,306             1,500             2,052              1,500


                                            LARGE
                                            CAPITALIZATION       SMALL                INTERNATIONAL
                                            GROWTH               CAPITALIZATION       EQUITY
                                            PORTFOLIO            PORTFOLIO            PORTFOLIO
                                            ------------------   ---------------      --------------
1 year....................................        $ 132               $ 149               $ 170
3 years...................................          412                 462                 526
5 years...................................          713                 797                 907
10 years..................................        1,568               1,746               1,976

                                     ~ 21 ~

ADDITIONAL INVESTMENT STRATEGY INFORMATION

This section provides additional information relating to each Portfolio's principal strategies.

DEFENSIVE INVESTING. The Portfolios are intended primarily as vehicles for the implementation of a long term investment program utilizing asset allocation strategies rendered through investment advisory programs that are based on an evaluation of an investor's investment objectives and risk tolerance. Because these asset allocation strategies are designed to spread investment risk across the various segments of the securities markets through investment in a number of Portfolios, each individual Portfolio generally intends to be substantially fully invested in accordance with its investment objectives and policies during most market conditions. Although the Adviser of a Portfolio may, upon the concurrence of the Manager, take a temporary defensive position during adverse market conditions, it can be expected that a defensive posture will be adopted less frequently than would be by other mutual funds. This policy may impede an Adviser's ability to protect a Portfolio's capital during declines in the particular segment of the market to which the Portfolio's assets are committed.

FORWARD CURRENCY CONTRACTS. A Portfolio's investments also may include forward currency contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. A Portfolio may use these contracts to hedge against adverse price movements in its portfolio securities or securities it may purchase and the currencies in which they are determined or to gain exposure to currencies underlying various securities or financial instruments.

INVESTMENT POLICIES. The percentage limitations relating to the composition of a Portfolio referenced in the discussion of a Portfolio apply at the time a Portfolio acquires an investment and refer to the Portfolio's net assets, unless otherwise noted. Subsequent percentage changes that result from market fluctuations will not require a Portfolio to sell any Portfolio security. A Portfolio may change its principal investment strategies without shareholder approval; however you would be notified of any change.

                                     ~ 22 ~

ADDITIONAL RISK INFORMATION

This section provides additional information relating to principal risks of investing in the Portfolios.

The risks set forth below are applicable to a Portfolio only to the extent the Portfolio invests in the investment described.

JUNK BONDS. A Portfolio's investments in securities rated lower than investment grade or if unrated of comparable quality as determined by the Adviser (commonly known as "junk bonds") pose significant risks. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Portfolio may incur additional expenses to seek recovery. The secondary market for junk bonds may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. The illiquidity of the market may also adversely affect the ability of the Trust's Trustees to arrive at a fair value for certain junk bonds at certain times and could make it difficult for the Portfolios to sell certain securities. In addition, periods of economic uncertainty and change probably would result in increased volatility of market prices of high yield securities and a corresponding volatility in a Portfolio's net asset value.

SECURITIES RATED IN THE LOWEST INVESTMENT GRADE CATEGORY. Investments in the fixed-income securities rated in the lowest investment grade category by Moody's or S&P may have speculative characteristics and therefore changes in economic or other circumstances are more likely to weaken their capacity to make principal and interest payments than would be the case with investments in securities with higher credit ratings.

OPTIONS AND FUTURES. If a Portfolio invests in options and/or futures, its participation in these markets would subject the Portfolio to certain risks. The Adviser's predictions of movements in the direction of the stock, bond, stock index, currency or interest rate markets may be inaccurate, and the adverse consequences to the Portfolio (e.g., a reduction in the Portfolio's net asset value or a reduction in the amount of income available for distribution) may leave the Portfolio in a worse position than if these strategies were not used. Other risks inherent in the use of options and futures include, for example, the possible imperfect correlation between the price of options and futures contracts and movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument. Certain options may be over-the-counter options, which are options negotiated with dealers; there is no secondary market for these investments.

FORWARD CURRENCY CONTRACTS. A Portfolio's participation in forward currency contracts also involves risks. If the Adviser employs a strategy that does not correlate well with the Portfolio's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Portfolio's volatility and may involve a significant risk.

INVESTMENT MANAGER

Saratoga Capital Management serves as the Trust's Manager. The Manager, subject to the review and approval of the Board of Trustees of the Trust, selects Advisers for each Portfolio and supervises and monitors the performance of each Adviser.

                                     ~ 23 ~

The Manager may, subject to the approval of the Trustees, replace investment advisers or amend investment advisory agreements without shareholder approval whenever the Manager and the Trustees believe such action will benefit a Portfolio and its shareholders. The Manager compensates each Adviser out of its management fee.

The total amount of investment management fees payable by each Portfolio to the Manager may not be changed without shareholder approval.

                                                    MANAGER'S
PORTFOLIO                                           FEE
---------                                           ---------
U.S. Government Money Market Portfolio............    .475%
Investment Quality Bond Portfolio.................     .55%
Municipal Bond Portfolio..........................     .55%
Large Capitalization Value Portfolio..............     .65%
Large Capitalization Growth Portfolio.............     .65%
Small Capitalization Portfolio....................     .65%
International Equity Portfolio....................     .75%

The Manager is located at 1501 Franklin Avenue, Mineola, New York 11501-4803. Saratoga Capital Management is a Delaware general partnership which is owned by certain executives of Saratoga Capital Management and by Mr. Ronald J. Goguen, whose address is Major Drilling Group International Inc., 111 St. George Street, Suite 200, Moncton, New Brunswick, Canada E1C177, Mr. John Schiavi, whose address is Schiavi Enterprises, 985 Main Street, Oxford, Maine 04270, and
Mr. Thomas Browne, whose address is Pontil PTY Limited, 14 Jannali Road, Dubbo, NSW Australia 2830.

ADVISERS

The following set forth certain information about each of the Advisers:

OpCap Advisors ("OpCap"), a registered investment adviser, located at 1345 Avenue of the Americas, New York, NY 10105, serves as Adviser to the Municipal Bond Portfolio and the Large Capitalization Value Portfolio. OpCap is a majority owned subsidiary of Oppenheimer Capital, a registered investment adviser, founded in 1968. Oppenheimer Capital is an indirect wholly owned subsidiary of PIMCO Advisors, L.P. ("PIMCO"), a registered investment adviser. Allianz AG, the world's second largest insurance company as measured by premium income, is the majority owner of PIMCO. As of August 31, 2001, Oppenheimer Capital and its subsidiary OpCap had assets under management of approximately $35.6 billion.

Fox Asset Management, L.L.C. ("Fox"), a registered investment adviser, serves as Adviser to the Investment Quality Bond and Small Capitalization Portfolios. Fox was formed in 1985. Fox is 20% owned by its current employees, with a controlling interest held by Eaton Vance Corp. Fox is located at 44 Sycamore Avenue, Little Silver, NJ 07739. As of August 31, 2001, assets under management by Fox were approximately $1.8 billion.

Harris Bretall Sullivan & Smith, L.L.C. ("Harris Bretall"), a registered investment adviser, serves as Adviser to the Large Capitalization Growth Portfolio. The firm's predecessor, Harris Bretall Sullivan & Smith, Inc., was founded in 1971. Value Asset Management, Inc., a holding company owned by BancBoston Ventures, Inc., is the majority owner. Located at One Sansome Street, Suite 3300, San Francisco, CA 94104, the firm managed assets of approximately $4.5 billion as of August 31, 2001.

Sterling Capital Management Company ("Sterling"), a registered investment adviser, is the Adviser to the U.S. Government Money Market Portfolio. Sterling is a 100% employee owned North Carolina limited liability company formed in 1970 and located at One First Union Center,

                                     ~ 24 ~

301 S. College Street, Suite 3200, Charlotte, NC 28202. Sterling provides investment management services to corporations, pension and profit-sharing plans, trusts, estates and other institutions and individuals. As of August 31, 2001, Sterling had approximately $4 billion in assets under management.

Friends Ivory & Sime, Inc. ("FIS"), a registered investment adviser, is the Adviser to the International Equity Portfolio and, in connection therewith, has entered into a sub-investment advisory agreement with Friends Ivory & Sime, plc of London, England. Pursuant to such sub-investment advisory agreement, Friends Ivory & Sime, plc performs investment advisory and portfolio transaction services for the Portfolio. While Friends Ivory & Sime, plc is responsible for the day-to-day management of the Portfolio's assets, FIS reviews investment performance, policies and guidelines, facilitates communication between Friends Ivory & Sime, plc and the Manager and maintains certain books and records.

FIS (formerly Ivory & Sime International, Inc.) was organized in 1978, and as of February, 1998 is a wholly-owned subsidiary of Friends Ivory & Sime, plc. FIS offers clients in the United States the services of Friends Ivory & Sime, plc in global securities markets. Friends Ivory & Sime, plc is a subsidiary of Friends Provident, plc. Friends Provident was founded in 1832, and is a mutual life assurance company registered in England. As of August 31, 2001, the firm and its affiliates managed approximately $55 billion of global equity investments. The head office of Friends Ivory & Sime, plc is located at 100 Wood Street, London, England EC2V 7AN.

ADMINISTRATION

State Street Bank and Trust Company, located at One Heritage Drive, North Quincy, Massachusetts 02171, is the custodian of the assets of the Trust, and calculates the net asset value of the shares of each Portfolio and creates and maintains the Trust's required financial records.

Funds Distributor, Inc. provides administrative services and manages the administrative affairs of the Trust.

                            SHAREHOLDER INFORMATION

PRICING OF PORTFOLIO SHARES

The price of shares of each Portfolio called "net asset value," is based on the value of the Portfolio's investments.

The net asset value per share of each Portfolio is determined once daily at the close of trading on the New York Stock Exchange ("NYSE") (currently 4:00 p.m. Eastern Standard Time) on each day that the NYSE is open. Shares will not be priced on days that the NYSE is closed.

The value of each Portfolio's portfolio securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which an Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Trust's Board of Trustees. In these cases, the Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price.

All securities held by the U.S. Government Money Market Portfolio and debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost. The amortized cost valuation method involves valuing a debt obligation in reference to its cost rather than market forces.

                                     ~ 25 ~

PURCHASE OF SHARES

Purchase of shares of a Portfolio must be made through a dealer having a sales agreement with Funds Distributor, Inc., the Trust's general distributor (the "Distributor"), or directly through the Distributor. Shares of a Portfolio are available to participants in Consulting Programs and to other investors and investment advisory services. The purchase price is the net asset value per share next determined after receipt of an order by the Distributor.

INVESTMENT ADVISORY PROGRAMS. The Trust is designed to allow Consulting Programs and other investment advisory programs to relieve investors of the burden of devising an asset allocation strategy to meet their individual needs as well as selecting individual investments within each asset category among the myriad choices available. Generally, the Consulting Programs provide advisory services in connection with investments among the Portfolios by identifying the investor's risk tolerance and investment objectives through evaluation of an investor questionnaire; identifying and recommending an appropriate allocation of assets among the Portfolios that is intended to conform to such risk tolerance and objectives in a recommendation; and providing, on a periodic basis, an analysis and evaluation of the investor's account and recommending any appropriate changes in the allocation of assets among the Portfolios. The investment advisers for the Consulting Programs are also responsible for reviewing the asset allocation recommendations and performance reports with the investor, providing any interpretations, monitoring identified changes in the investor's financial characteristics and the implementation of investment decisions.

The investment advisers in the Consulting Programs may use the Manager's Saratoga SHARP-Registered Trademark- Program in assisting their clients in translating investor needs, preferences and attitudes into suggested portfolio allocations. In addition, the Manager may provide some or all of the administrative services to the investment advisers for the Consulting Programs such as the preparation, printing and processing of investment questionnaires and investment literature and other client communications. The Manager receives a fee from the investment adviser for these services.

The fee payable by the client for the Consulting Programs is subject to negotiation between the client and his or her investment advisor and is paid directly by each advisory client to his or her investment advisor either by redemption of Portfolio shares or by separate payment.

OTHER ADVISORY PROGRAMS. Shares of the Portfolios are also available for purchase by certain registered investment advisers (other than the investment advisers for the Consulting Programs) as a means of implementing asset allocation recommendations based on an investor's investment objectives and risk tolerance. In order to qualify to purchase shares on behalf of its clients, the investment advisor must be approved by the Manager. Investors purchasing shares through these investment advisory programs will bear different fees for different levels of services as agreed upon with the investment advisers offering the programs. Registered investment advisers interested in utilizing the Portfolios for the purposes described above should call 800-807-FUND (800-807-3863).

CONTINUOUS OFFERING. For Class I shares of the Trust, the minimum initial investment in the Trust is $10,000 and the minimum investment in any individual Portfolio (other than the U.S. Government Money Market Portfolio) is $250; there is no minimum investment for the U.S. Government Money Market Portfolio. For employees and relatives of: the Manager, firms distributing shares of the Trust, and the Trust service providers and their affiliates, the minimum initial investment is $1,000 with no individual Portfolio minimum. There is no minimum initial investment for employee benefit plans, mutual fund platform, supermarket

                                     ~ 26 ~
programs, associations, and individual retirement accounts. The minimum subsequent investment in the Trust is $100 and there is no minimum subsequent investment for any Portfolio. The Trust reserves the right at any time to vary the initial and subsequent investment minimums.

The Trust offers an Automatic Investment Plan under which purchase orders of $100 or more may be placed periodically in the Trust. The purchase price is paid automatically from cash held in the shareholder's designated account. For further information regarding the Automatic Investment Plan, shareholders should contact their Consulting Broker or the Trust at 800-807-FUND (800-807-3863).

The sale of shares will be suspended during any period when the determination of net asset value is suspended and may be suspended by the Board of Trustees whenever the Board judges it to be in the best interest of the Trust to do so. The Distributor in its sole discretion, may accept or reject any purchase order.

The Distributor will from time to time provide compensation to dealers in connection with sales of shares of the Trust including financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public and advertising campaigns.

REDEMPTION OF SHARES

Shares of a Portfolio may be redeemed at no charge on any day that the Portfolio calculates its net asset value. Redemption requests received in proper form prior to the close of regular trading on the NYSE will be effected at the net asset value per share determined on that day. Redemption requests received after the close of regular trading on the NYSE will be effected at the net asset value next determined. A Portfolio is required to transmit redemption proceeds for credit to the shareholder's account at no charge within seven days after receipt of a redemption request Redemption of shares purchased by check will not be effected until the check clears, which may take up to 15 days from the purchase date.

Redemption requests may be given to a dealer having a selling agreement with the Distributor (who is responsible for transmitting them to the Trust's Transfer Agent) or directly to the Transfer Agent, if the shareholder purchased shares directly from the Distributor. In order to be effective, certain redemption requests of a shareholder may require the submission of documents commonly required to assure the safety of a particular account.

The agreement relating to participation in a Consulting Program between a client and the investment adviser typically will provide that, absent separate payment by the participant, fees charged pursuant to that agreement may be paid through automatic redemptions of a portion of the participant's Trust account.

The Trust may suspend redemption procedures and postpone redemption payment during any period when the NYSE is closed other than for customary weekend or holiday closing or when the SEC has determined an emergency exists or has otherwise permitted such suspension or postponement.

Certain requests require a signature guarantee. To protect you and the Trust from fraud, certain transactions and redemption requests must be in writing and must include a signature guarantee in the following situations (there may be other situations also requiring a signature guarantee in the discretion of the Trust or Transfer Agent):

    1.  Re-registration of the account.

    2.  Changing bank wiring instructions on the account.

                                     ~ 27 ~

    3.  Name change on the account.

    4.  Setting up/changing systematic withdrawal plan to a secondary address.

    5.  Redemptions greater than $25,000.

    6. Any redemption check that is made payable to someone other than the shareholder(s).

    7. Any redemption check that is being mailed to a different address than the address of record.

    8.  Your account registration has changed within the last 30 days.

You should be able to obtain a signature guarantee from a bank or trust company, credit union, broker-dealer, securities exchange or association, clearing agency or savings association, as defined by federal law.

INVOLUNTARY REDEMPTIONS. Due to the relatively high cost of maintaining small accounts, the Trust may redeem an account having a current value of $7,500 or less as a result of redemptions, but not as a result of a fluctuation in a Portfolio's net asset value or redemptions to pay fees for Consulting Programs, after the shareholder has been given at least 30 days in which to increase the account balance to more than that amount. Involuntary redemptions may result in the liquidation of Portfolio holdings at a time when the value of those holdings is lower than the investor's cost of the investment or may result in the realization of taxable capital gains.

EXCHANGE PRIVILEGE. Shares of a Portfolio may be exchanged without payment of any exchange fee for shares of another Portfolio of the same Class at their respective net asset values.

An exchange of shares is treated for federal income tax purposes as a redemption
(sale) of shares given in exchange by the shareholder, and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange. The exchange privilege is available to shareholders residing in any state in which Portfolio shares being acquired may be legally sold.

The Manager reserves the right to reject any exchange request and the exchange privilege may be modified or terminated upon notice to shareholders in accordance with applicable rules adopted by the Securities and Exchange Commission.

With regard to redemptions and exchanges made by telephone, the Distributor and the Trust's Transfer Agent will request personal or other identifying information to confirm that the instructions received from shareholders or their account representatives are genuine. Calls may be recorded. If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send us written instructions, as described elsewhere in this prospectus. For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss. The Distributor and the Transfer Agent also will not be liable for any losses if they follow instructions by phone that they reasonably believe are genuine or if an investor is unable to execute a transaction by phone.

Because excessive trading (including short-term "market timing" trading) can limit a Portfolio's performance, each Portfolio may refuse any exchange orders
(1) if they appear to be market-timing transactions involving significant portions of a Portfolio's assets or (2) from any shareholder account if the shareholder or his or her broker-dealer has been advised that previous use of the exchange privilege is considered excessive. Accounts under common ownership or control, including those with the same taxpayer ID number and those administered so as to redeem or purchase shares based upon certain predetermined market indicators, will be considered one account for this purpose.

                                     ~ 28 ~

DIVIDENDS AND DISTRIBUTIONS

Net investment income (i.e., income other than long and short term capital gains) and net realized long and short term capital gains will be determined separately for each Portfolio. Dividends derived from net investment income and distributions of net realized long and short term capital gains paid by a Portfolio to a shareholder will be automatically reinvested (at current net asset value) in additional shares of that Portfolio (which will be deposited in the shareholder's account) unless the shareholder instructs the Trust, in writing, to pay all dividends and distributions in cash. Dividends attributable to the net investment income of the U.S. Government Money Market Portfolio, the Municipal Bond Portfolio and the Investment Quality Bond Portfolio will be declared daily and paid monthly. Shareholders of those Portfolios receive dividends from the day following the purchase up to an including the date of redemption. Dividends attributable to the net investment income of the remaining Portfolios are declared and paid annually. Distributions of any net realized long term and short term capital gains earned by a Portfolio will be made annually.

TAX CONSEQUENCES

The following tax information in this PROSPECTUS is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Trust.

TAXES ON DISTRIBUTIONS. Your distributions are normally subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Trust.

With respect to the Municipal Bond Portfolio, distributions designated as "exempt - interest dividends" generally will be exempt from regular federal income tax. However, income exempt from regular federal income tax may be subject to state or local tax. In addition, income derived from certain municipal securities may be subject to the federal "alternative minimum tax." Certain tax-exempt securities whose proceeds are used to finance private, for-profit organizations are subject to this special tax system that ensures that individuals pay at least some federal taxes. Although interest on these securities is generally exempt from federal income tax, some taxpayers who have many tax deductions or exemptions nevertheless may have to pay tax on the income.

You will be sent annually a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

TAXES ON SALES. Your sale of Portfolio shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Portfolio shares for shares of another Portfolio is treated for tax purposes like a sale of your original Portfolio shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

When you open your Portfolio account, you should provide your social security or tax identification number on your investment application. By providing this information, you can avoid being subject to a federal backup withholding tax on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.

                                     ~ 29 ~

                              FINANCIAL HIGHLIGHTS

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

The financial highlights tables are intended to help you understand each Portfolio's financial performance for the life of each Portfolio. The total returns in the table represent the rate an investor would have earned or lost on an investment in each respective Portfolio (assuming reinvestment of all dividends and distributions).

The information for 2001, 2000, 1999 and 1998 has been audited by Ernst & Young LLP, Independent Auditors, whose report, along with the financial statements for each Portfolio is included in the annual report, which is available upon request. The information for periods prior to 1998 was audited by other auditors, whose report thereon was unqualified.

                                                                                 INCOME FROM INVESTMENT
                                                                                       OPERATIONS
                                                                        ----------------------------------------

                                                                                      NET REALIZED
                                                            NET ASSET      NET            AND
                                                             VALUE,     INVESTMENT     UNREALIZED     TOTAL FROM
                                                            BEGINNING     INCOME     GAIN (LOSS) ON   INVESTMENT
                                                            OF PERIOD     (LOSS)      INVESTMENTS     OPERATIONS
LARGE CAPITALIZATION VALUE PORTFOLIO (CLASS I)
               YEAR ENDED AUGUST 31, 2001                   $18.51        $ 0.06         $ 1.27         $ 1.33
               YEAR ENDED AUGUST 31, 2000                    20.59          0.12          (0.23)         (0.11)
               YEAR ENDED AUGUST 31, 1999                    18.15          0.13           3.40           3.53
               YEAR ENDED AUGUST 31, 1998                    18.57          0.14           0.07           0.21
               YEAR ENDED AUGUST 31, 1997                    14.45          0.09           4.37           4.46

                                                                  DIVIDENDS AND
                                                                  DISTRIBUTIONS
                                                           ----------------------------
                                                                          DISTRIBUTIONS
                                                                               TO
                                                           DIVIDENDS TO   SHAREHOLDERS
                                                           SHAREHOLDERS     FROM NET      NET ASSET              NET ASSETS
                                                             FROM NET       REALIZED       VALUE,                  END OF
                                                            INVESTMENT      GAINS ON       END OF      TOTAL       PERIOD
                                                              INCOME       INVESTMENTS     PERIOD     RETURN*     (000'S)
LARGE CAPITALIZATION VALUE PORTFOLIO (CLASS I)
               YEAR ENDED AUGUST 31, 2001                     ($0.11)        ($0.46)       $19.27       7.25%     $ 76,543
               YEAR ENDED AUGUST 31, 2000                      (0.17)         (1.80)        18.51      (0.49%)      75,516
               YEAR ENDED AUGUST 31, 1999                      (0.09)         (1.00)        20.59      19.84%       78,484
               YEAR ENDED AUGUST 31, 1998                      (0.39)         (0.24)        18.15       0.96%       42,641
               YEAR ENDED AUGUST 31, 1997                      (0.08)         (0.26)        18.57      31.37%       29,676


                                                                           RATIOS
                                                           ---------------------------------------

                                                           RATIO OF NET   RATIO OF NET
                                                            OPERATING      INVESTMENT
                                                             EXPENSES        INCOME
                                                                TO         (LOSS) TO     PORTFOLIO
                                                           AVERAGE NET    AVERAGE NET    TURNOVER
                                                              ASSETS         ASSETS        RATE
LARGE CAPITALIZATION VALUE PORTFOLIO (CLASS I)
               YEAR ENDED AUGUST 31, 2001                   1.24%(1)       0.32%(1)         86%
               YEAR ENDED AUGUST 31, 2000                   1.02%(1)       0.68%(1)         90%
               YEAR ENDED AUGUST 31, 1999                   1.10%(1)       0.84%(1)         67%
               YEAR ENDED AUGUST 31, 1998                   1.30%(1)       0.69%(1)         54%
               YEAR ENDED AUGUST 31, 1997                   1.31%(1)       0.60%(1)         25%

----------------------------------
(1) DURING THE FISCAL YEAR ENDED AUGUST 31, 2001 AND AUGUST 31, 2000 SARATOGA DID NOT WAIVE ANY OF ITS MANAGEMENT FEES. DURING THE FISCAL YEARS ENDED AUGUST 31, 1999, AUGUST 31, 1998, AND AUGUST 31, 1997, SARATOGA CAPITAL MANAGEMENT WAIVED A PORTION OF ITS MANAGEMENT FEES. ADDITIONALLY, FOR THE PERIODS PRESENTED ABOVE, THE PORTFOLIO BENEFITED FROM AN EXPENSE OFFSET ARRANGEMENT WITH ITS CUSTODIAN BANK. IF SUCH WAIVERS, ASSUMPTIONS AND EXPENSE OFFSETS HAD NOT BEEN IN EFFECT FOR THE RESPECTIVE PERIODS, THE RATIOS OF NET OPERATING EXPENSES TO AVERAGE DAILY NET ASSETS AND OF NET INVESTMENT INCOME (LOSS) TO AVERAGE DAILY NET ASSETS WOULD HAVE BEEN 1.24% AND 0.32% RESPECTIVELY, FOR THE YEAR ENDED AUGUST 31, 2001, 1.02% AND 0.68% RESPECTIVELY, FOR THE YEAR ENDED AUGUST 31, 2000, 1.12% AND 0.86% RESPECTIVELY, FOR THE YEAR ENDED AUGUST 31, 1999, 1.39% AND 0.60%, RESPECTIVELY FOR THE YEAR ENDED AUGUST 31, 1998, AND 1.56% AND 0.35%, RESPECTIVELY FOR THE YEAR ENDED AUGUST 31, 1997.

LARGE CAPITALIZATION GROWTH PORTFOLIO (CLASS I)
               YEAR ENDED AUGUST 31, 2001                   $33.61        ($0.09)       ($15.22)       ($15.31)       --
               YEAR ENDED AUGUST 31, 2000                    26.98         (0.11)          8.40           8.29        --
               YEAR ENDED AUGUST 31, 1999                    17.83         (0.09)          9.65           9.56        --
               YEAR ENDED AUGUST 31, 1998                    17.87         (0.07)          0.81           0.74        --
               YEAR ENDED AUGUST 31, 1997                    13.16         (0.02)          4.73           4.71        --

LARGE CAPITALIZATION GROWTH PORTFOLIO (CLASS I)
               YEAR ENDED AUGUST 31, 2001                     ($3.18)      $15.12     (48.49%)    $ 70,129     1.24%(1)
               YEAR ENDED AUGUST 31, 2000                      (1.66)       33.61      31.45%      142,600     0.89%(1)
               YEAR ENDED AUGUST 31, 1999                      (0.41)       26.98      54.03%      115,586     1.02%(1)
               YEAR ENDED AUGUST 31, 1998                      (0.78)       17.83       3.91%       66,537     1.18%(1)
               YEAR ENDED AUGUST 31, 1997                     --            17.87      35.79%       47,197     1.36%(1)

LARGE CAPITALIZATION GROWTH PORTFOLIO (CLASS I)
               YEAR ENDED AUGUST 31, 2001                  (0.56%)(1)        36%
               YEAR ENDED AUGUST 31, 2000                  (0.35%)(1)        33%
               YEAR ENDED AUGUST 31, 1999                  (0.36%)(1)        39%
               YEAR ENDED AUGUST 31, 1998                  (0.34%)(1)        45%
               YEAR ENDED AUGUST 31, 1997                  (0.12%)(1)        53%

----------------------------------
(1) DURING THE FISCAL YEAR ENDED AUGUST 31, 2001 AND AUGUST 31, 2000 SARATOGA DID NOT WAIVE ANY OF ITS MANAGEMENT FEES. DURING THE FISCAL YEARS ENDED AUGUST 31, 1999, AUGUST 31, 1998, AND AUGUST 31, 1997, SARATOGA CAPITAL MANAGEMENT WAIVED A PORTION OF ITS MANAGEMENT FEES. ADDITIONALLY, FOR THE PERIODS PRESENTED ABOVE, THE PORTFOLIO BENEFITED FROM AN EXPENSE OFFSET ARRANGEMENT WITH ITS CUSTODIAN BANK. IF SUCH WAIVERS, ASSUMPTIONS AND EXPENSE OFFSETS HAD NOT BEEN IN EFFECT FOR THE RESPECTIVE PERIODS, THE RATIOS OF NET OPERATING EXPENSES TO AVERAGE DAILY NET ASSETS AND OF NET INVESTMENT INCOME (LOSS) TO AVERAGE DAILY NET ASSETS WOULD HAVE BEEN 1.30% AND (0.56%) RESPECTIVELY, FOR THE YEAR ENDED AUGUST 31, 2001, 0.94% AND (0.31)% RESPECTIVELY, FOR THE YEAR ENDED AUGUST 31, 2000, 1.02% AND (0.36%) RESPECTIVELY, FOR THE YEAR ENDED AUGUST 31, 1999, 1.25% AND (0.41%), RESPECTIVELY FOR THE YEAR ENDED AUGUST 31, 1998, AND 1.36% AND (0.20%), RESPECTIVELY FOR THE YEAR ENDED AUGUST 31, 1997.

                                     ~ 30 ~

                              FINANCIAL HIGHLIGHTS

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                 INCOME FROM INVESTMENT
                                                                                       OPERATIONS
                                                                        ----------------------------------------

                                                                                      NET REALIZED
                                                            NET ASSET      NET            AND
                                                             VALUE,     INVESTMENT     UNREALIZED     TOTAL FROM
                                                            BEGINNING     INCOME     GAIN (LOSS) ON   INVESTMENT
                                                            OF PERIOD     (LOSS)      INVESTMENTS     OPERATIONS
SMALL CAPITALIZATION PORTFOLIO (CLASS I)
               YEAR ENDED AUGUST 31, 2001                   $12.90        ($0.01)        $ 0.30         $ 0.29
               YEAR ENDED AUGUST 31, 2000                    10.10         (0.04)          2.96           2.92
               YEAR ENDED AUGUST 31, 1999                     9.82         (0.05)          3.02           2.97
               YEAR ENDED AUGUST 31, 1998                    15.05         (0.10)         (4.20)         (4.30)
               YEAR ENDED AUGUST 31, 1997                    13.58         (0.07)          2.37           2.30

                                                                  DIVIDENDS AND
                                                                  DISTRIBUTIONS
                                                           ----------------------------
                                                                          DISTRIBUTIONS
                                                                               TO
                                                           DIVIDENDS TO   SHAREHOLDERS
                                                           SHAREHOLDERS     FROM NET      NET ASSET              NET ASSETS
                                                             FROM NET       REALIZED       VALUE,                  END OF
                                                            INVESTMENT      GAINS ON       END OF      TOTAL       PERIOD
                                                              INCOME       INVESTMENTS     PERIOD     RETURN*     (000'S)
SMALL CAPITALIZATION PORTFOLIO (CLASS I)
               YEAR ENDED AUGUST 31, 2001                     --             ($1.15)       $12.04       3.40%     $ 46,249
               YEAR ENDED AUGUST 31, 2000                     --              (0.12)        12.90      29.41%       48,275
               YEAR ENDED AUGUST 31, 1999                     --              (2.69)        10.10      34.91%       38,225
               YEAR ENDED AUGUST 31, 1998                     --              (0.93)         9.82     (30.64%)      23,235
               YEAR ENDED AUGUST 31, 1997                     --              (0.83)        15.05      18.07%       28,781


                                                                           RATIOS
                                                           ---------------------------------------

                                                           RATIO OF NET   RATIO OF NET
                                                            OPERATING      INVESTMENT
                                                             EXPENSES        INCOME
                                                                TO         (LOSS) TO     PORTFOLIO
                                                           AVERAGE NET    AVERAGE NET    TURNOVER
                                                              ASSETS         ASSETS        RATE
SMALL CAPITALIZATION PORTFOLIO (CLASS I)
               YEAR ENDED AUGUST 31, 2001                   1.30%(1)      (0.15%)(1)        96%
               YEAR ENDED AUGUST 31, 2000                   1.25%(1)      (0.37%)(1)        59%
               YEAR ENDED AUGUST 31, 1999                   1.21%(1)      (0.60%)(1)        32%
               YEAR ENDED AUGUST 31, 1998                   1.28%(1)      (0.63%)(1)        96%
               YEAR ENDED AUGUST 31, 1997                   1.30%(1)      (0.70%)(1)       162%

----------------------------------
(1) DURING THE FISCAL YEARS ENDED AUGUST 31, 2001, AUGUST 31, 2000, AUGUST 31, 1999, AUGUST 31, 1998, AND AUGUST 31, 1997, SARATOGA CAPITAL MANAGEMENT WAIVED A PORTION OF ITS MANAGEMENT FEES. ADDITIONALLY, FOR THE PERIODS PRESENTED ABOVE, THE PORTFOLIO BENEFITED FROM AN EXPENSE OFFSET ARRANGEMENT WITH ITS CUSTODIAN BANK. IF SUCH WAIVERS, ASSUMPTIONS AND EXPENSE OFFSETS HAD NOT BEEN IN EFFECT FOR THE RESPECTIVE PERIODS, THE RATIOS OF NET OPERATING EXPENSES TO AVERAGE DAILY NET ASSETS AND OF NET INVESTMENT INCOME
    (LOSS) TO AVERAGE DAILY NET ASSETS WOULD HAVE BEEN 1.46% AND (0.31%) RESPECTIVELY, FOR THE YEAR ENDED AUGUST 31, 2001, 1.26% AND (0.33%) RESPECTIVELY, FOR THE YEAR ENDED AUGUST 31, 2000, 1.31% AND (0.70%) RESPECTIVELY, FOR THE YEAR ENDED AUGUST 31, 1999, 1.44% AND 0.98%, RESPECTIVELY FOR THE YEAR ENDED AUGUST 31, 1998, AND 1.64% AND (1.04%), RESPECTIVELY FOR THE YEAR ENDED AUGUST 31, 1997.

INTERNATIONAL EQUITY PORTFOLIO (CLASS I)
               YEAR ENDED AUGUST 31, 2001                   $15.65        ($0.04)        ($5.29)        ($5.33)       --
               YEAR ENDED AUGUST 31, 2000                    13.18         (0.01)          2.74           2.73        ($0.08)
               YEAR ENDED AUGUST 31, 1999                    10.92          0.11           2.25           2.36         (0.10)
               YEAR ENDED AUGUST 31, 1998                    10.74          0.13           0.09           0.22         (0.04)
               YEAR ENDED AUGUST 31, 1997                     9.59          0.23           1.12           1.35         (0.20)

INTERNATIONAL EQUITY PORTFOLIO (CLASS I)
               YEAR ENDED AUGUST 31, 2001                     ($1.25)      $ 9.07     (36.08%)    $ 22,020     1.40%(1)
               YEAR ENDED AUGUST 31, 2000                      (0.18)       15.65      20.72%       35,887     1.28%(1)
               YEAR ENDED AUGUST 31, 1999                     --            13.18      21.70%       28,743     1.45%(1)
               YEAR ENDED AUGUST 31, 1998                     --            10.92       2.08%       18,967     1.40%(1)
               YEAR ENDED AUGUST 31, 1997                     --            10.74      14.39%       10,389     1.64%(1)

INTERNATIONAL EQUITY PORTFOLIO (CLASS I)
               YEAR ENDED AUGUST 31, 2001                  (0.33%)(1)        45%
               YEAR ENDED AUGUST 31, 2000                  (0.08%)(1)        45%
               YEAR ENDED AUGUST 31, 1999                   1.00%(1)         46%
               YEAR ENDED AUGUST 31, 1998                   1.14%(1)         58%
               YEAR ENDED AUGUST 31, 1997                   0.32%(1)         58%

----------------------------------
(1) DURING THE FISCAL YEAR ENDED AUGUST 31, 2000 SARATOGA DID NOT WAIVE ANY OF ITS MANAGEMENT FEES. DURING THE FISCAL YEARS ENDED AUGUST 31, 2001,
    AUGUST 31, 1999, AUGUST 31, 1998, AND AUGUST 31, 1997, SARATOGA CAPITAL MANAGEMENT WAIVED A PORTION OF ITS MANAGEMENT FEES. ADDITIONALLY, FOR THE PERIODS PRESENTED ABOVE, THE PORTFOLIO BENEFITED FROM AN EXPENSE OFFSET ARRANGEMENT WITH ITS CUSTODIAN BANK. IF SUCH WAIVERS, ASSUMPTIONS AND EXPENSE OFFSETS HAD NOT BEEN IN EFFECT FOR THE RESPECTIVE PERIODS, THE RATIOS OF NET OPERATING EXPENSES TO AVERAGE DAILY NET ASSETS AND OF NET INVESTMENT INCOME (LOSS) TO AVERAGE DAILY NET ASSETS WOULD HAVE BEEN 1.67% AND (0.60%) RESPECTIVELY, FOR THE YEAR ENDED AUGUST 31, 2001, 1.45% AND 0.08% RESPECTIVELY, FOR THE YEAR ENDED AUGUST 31, 2000, 1.49% AND 1.04% RESPECTIVELY, FOR THE YEAR ENDED AUGUST 31, 1999, 1.96% AND 0.59%, RESPECTIVELY FOR THE YEAR ENDED AUGUST 31, 1998, AND 2.76% AND (1.00%), RESPECTIVELY FOR THE YEAR ENDED AUGUST 31, 1997.

INVESTMENT QUALITY BOND PORTFOLIO (CLASS I)
               YEAR ENDED AUGUST 31, 2001                   $ 9.90        $ 0.51         $ 0.53         $ 1.04        ($0.51)
               YEAR ENDED AUGUST 31, 2000                     9.88          0.54           0.02           0.56         (0.54)
               YEAR ENDED AUGUST 31, 1999                    10.29          0.49          (0.35)          0.14         (0.49)
               YEAR ENDED AUGUST 31, 1998                    10.09          0.50           0.21           0.71         (0.50)
               YEAR ENDED AUGUST 31, 1997                     9.91          0.51           0.18           0.69         (0.51)

INVESTMENT QUALITY BOND PORTFOLIO (CLASS I)
               YEAR ENDED AUGUST 31, 2001                     --           $10.43      10.70%     $ 40,464     1.09%(1)
               YEAR ENDED AUGUST 31, 2000                     --             9.90       5.83%       33,199     1.11%(1)
               YEAR ENDED AUGUST 31, 1999                     ($0.06)        9.88       1.33%       41,070     1.05%(1)
               YEAR ENDED AUGUST 31, 1998                      (0.01)       10.29       7.21%       35,724     1.19%(1)
               YEAR ENDED AUGUST 31, 1997                     --    (2)     10.09       7.16%       22,507     1.28%(1)

INVESTMENT QUALITY BOND PORTFOLIO (CLASS I)
               YEAR ENDED AUGUST 31, 2001                   4.92%(1)         52%
               YEAR ENDED AUGUST 31, 2000                   5.47%(1)         52%
               YEAR ENDED AUGUST 31, 1999                   4.85%(1)         62%
               YEAR ENDED AUGUST 31, 1998                   4.86%(1)         44%
               YEAR ENDED AUGUST 31, 1997                   5.03%(1)         30%

----------------------------------
(1) DURING THE FISCAL YEAR ENDED AUGUST 31, 2001 AND AUGUST 31, 2000 SARATOGA DID NOT WAIVE ANY OF ITS MANAGEMENT FEES. DURING THE FISCAL YEARS ENDED AUGUST 31, 1999, AUGUST 31, 1998, AND AUGUST 31, 1997, SARATOGA CAPITAL MANAGEMENT WAIVED A PORTION OF ITS MANAGEMENT FEES. ADDITIONALLY, FOR THE PERIODS PRESENTED ABOVE, THE PORTFOLIO BENEFITED FROM AN EXPENSE OFFSET ARRANGEMENT WITH ITS CUSTODIAN BANK. IF SUCH WAIVERS, ASSUMPTIONS AND EXPENSE OFFSETS HAD NOT BEEN IN EFFECT FOR THE RESPECTIVE PERIODS, THE RATIOS OF NET OPERATING EXPENSES TO AVERAGE DAILY NET ASSETS AND OF NET INVESTMENT INCOME (LOSS) TO AVERAGE DAILY NET ASSETS WOULD HAVE BEEN 1.24% AND 4.92% RESPECTIVELY, FOR THE YEAR ENDED AUGUST 31, 2001, 1.16% AND 5.51% RESPECTIVELY, FOR THE YEAR ENDED AUGUST 31, 2000, 1.06% AND 4.86% RESPECTIVELY, FOR THE YEAR ENDED AUGUST 31, 1999, 1.37% AND 4.69%, RESPECTIVELY FOR THE YEAR ENDED AUGUST 31, 1998, AND 1.52% AND 4.71%, RESPECTIVELY FOR THE YEAR ENDED AUGUST 31, 1997.

                                     ~ 31 ~

                              FINANCIAL HIGHLIGHTS

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                 INCOME FROM INVESTMENT
                                                                                       OPERATIONS
                                                                        ----------------------------------------

                                                                                      NET REALIZED
                                                            NET ASSET      NET            AND
                                                             VALUE,     INVESTMENT     UNREALIZED     TOTAL FROM
                                                            BEGINNING     INCOME     GAIN (LOSS) ON   INVESTMENT
                                                            OF PERIOD     (LOSS)      INVESTMENTS     OPERATIONS
MUNICIPAL BOND PORTFOLIO (CLASS I)
               YEAR ENDED AUGUST 31, 2001                   $10.09        $ 0.42         $ 0.56         $ 0.98
               YEAR ENDED AUGUST 31, 2000                    10.00          0.43           0.15           0.58
               YEAR ENDED AUGUST 31, 1999                    10.72          0.42          (0.68)         (0.26)
               YEAR ENDED AUGUST 31, 1998                    10.33          0.43           0.42           0.85
               YEAR ENDED AUGUST 31, 1997                    10.00          0.43           0.33           0.76

                                                                  DIVIDENDS AND
                                                                  DISTRIBUTIONS
                                                           ----------------------------
                                                                          DISTRIBUTIONS
                                                                               TO
                                                           DIVIDENDS TO   SHAREHOLDERS
                                                           SHAREHOLDERS     FROM NET      NET ASSET              NET ASSETS
                                                             FROM NET       REALIZED       VALUE,                  END OF
                                                            INVESTMENT      GAINS ON       END OF      TOTAL       PERIOD
                                                              INCOME       INVESTMENTS     PERIOD     RETURN*     (000'S)
MUNICIPAL BOND PORTFOLIO (CLASS I)
               YEAR ENDED AUGUST 31, 2001                     ($0.42)        --            $10.65       9.96%     $ 11,874
               YEAR ENDED AUGUST 31, 2000                      (0.43)        ($0.06)        10.09       6.08%       10,021
               YEAR ENDED AUGUST 31, 1999                      (0.42)         (0.04)        10.00      (2.55%)      11,556
               YEAR ENDED AUGUST 31, 1998                      (0.44)         (0.02)        10.72       8.42%        9,794
               YEAR ENDED AUGUST 31, 1997                      (0.43)        --             10.33       7.67%        7,223


                                                                           RATIOS
                                                           ---------------------------------------

                                                           RATIO OF NET   RATIO OF NET
                                                            OPERATING      INVESTMENT
                                                             EXPENSES        INCOME
                                                                TO         (LOSS) TO     PORTFOLIO
                                                           AVERAGE NET    AVERAGE NET    TURNOVER
                                                              ASSETS         ASSETS        RATE
MUNICIPAL BOND PORTFOLIO (CLASS I)
               YEAR ENDED AUGUST 31, 2001                   1.20%(1)       4.08%(1)         21%
               YEAR ENDED AUGUST 31, 2000                   1.20%(1)       4.43%(1)         12%
               YEAR ENDED AUGUST 31, 1999                   1.20%(1)       3.96%(1)         23%
               YEAR ENDED AUGUST 31, 1998                   1.20%(1)       4.07%(1)         18%
               YEAR ENDED AUGUST 31, 1997                   1.21%(1)       4.19%(1)         20%

----------------------------------
(1) DURING THE FISCAL YEARS ENDED AUGUST 31, 2001, AUGUST 31, 2000, AUGUST 31, 1999, AUGUST 31, 1998, AND AUGUST 31, 1997, SARATOGA CAPITAL MANAGEMENT WAIVED A PORTION OF ITS MANAGEMENT FEES. ADDITIONALLY, FOR THE PERIODS PRESENTED ABOVE, THE PORTFOLIO BENEFITED FROM AN EXPENSE OFFSET ARRANGEMENT WITH ITS CUSTODIAN BANK. IF SUCH WAIVERS, ASSUMPTIONS AND EXPENSE OFFSETS HAD NOT BEEN IN EFFECT FOR THE RESPECTIVE PERIODS, THE RATIOS OF NET OPERATING EXPENSES TO AVERAGE DAILY NET ASSETS AND OF NET INVESTMENT INCOME
    (LOSS) TO AVERAGE DAILY NET ASSETS WOULD HAVE BEEN 1.74% AND 4.08% RESPECTIVELY, FOR THE YEAR ENDED AUGUST 31, 2001, 1.62% AND 4.01% RESPECTIVELY, FOR THE YEAR ENDED AUGUST 31, 2000, 1.68% AND 4.54% RESPECTIVELY, FOR THE YEAR ENDED AUGUST 31, 1999, 2.15% AND 3.12%, RESPECTIVELY FOR THE YEAR ENDED AUGUST 31, 1998, AND 2.96% AND 2.43%, RESPECTIVELY FOR THE YEAR ENDED AUGUST 31, 1997.

U.S. GOVERNMENT MONEY MARKET PORTFOLIO (CLASS I)
               YEAR ENDED AUGUST 31, 2001                   $1.000        $0.040         --             $0.040       ($0.040)
               YEAR ENDED AUGUST 31, 2000                    1.000         0.048         --              0.048        (0.048)
               YEAR ENDED AUGUST 31, 1999                    1.000         0.044         --              0.044        (0.044)
               YEAR ENDED AUGUST 31, 1998                    1.000         0.045         --              0.045        (0.045)
               YEAR ENDED AUGUST 31, 1997                    1.000         0.043         --              0.043        (0.043)

U.S. GOVERNMENT MONEY MARKET PORTFOLIO (CLASS I)
               YEAR ENDED AUGUST 31, 2001                     --           $1.000       4.52%     $ 41,081     1.06%(1)
               YEAR ENDED AUGUST 31, 2000                     --            1.000       4.96%       35,605     1.04%(1)
               YEAR ENDED AUGUST 31, 1999                     --            1.000       4.11%       48,358     1.00%(1)
               YEAR ENDED AUGUST 31, 1998                     --            1.000       4.59%       38,492     1.12%(1)
               YEAR ENDED AUGUST 31, 1997                     --            1.000       4.41%       28,572     1.12%(1)

U.S. GOVERNMENT MONEY MARKET PORTFOLIO (CLASS I)
               YEAR ENDED AUGUST 31, 2001                   4.40%(1)        N/A
               YEAR ENDED AUGUST 31, 2000                   4.82%(1)        N/A
               YEAR ENDED AUGUST 31, 1999                   4.02%(1)        N/A
               YEAR ENDED AUGUST 31, 1998                   4.41%(1)        N/A
               YEAR ENDED AUGUST 31, 1997                   4.31%(1)        N/A

----------------------------------
(1) DURING THE FISCAL YEAR ENDED AUGUST 31, 2000 SARATOGA DID NOT WAIVE ANY OF ITS MANAGEMENT FEES. DURING THE FISCAL YEARS ENDED AUGUST 31, 2001,
    AUGUST 31, 1999, AUGUST 31, 1998, AND AUGUST 31, 1997, SARATOGA CAPITAL MANAGEMENT WAIVED A PORTION OF ITS MANAGEMENT FEES. ADDITIONALLY, FOR THE PERIODS PRESENTED ABOVE, THE PORTFOLIO BENEFITED FROM AN EXPENSE OFFSET ARRANGEMENT WITH ITS CUSTODIAN BANK. IF SUCH WAIVERS, ASSUMPTIONS AND EXPENSE OFFSETS HAD NOT BEEN IN EFFECT FOR THE RESPECTIVE PERIODS, THE RATIOS OF NET OPERATING EXPENSES TO AVERAGE DAILY NET ASSETS AND OF NET INVESTMENT INCOME (LOSS) TO AVERAGE DAILY NET ASSETS WOULD HAVE BEEN 1.07% AND 4.40% RESPECTIVELY, FOR THE YEAR ENDED AUGUST 31, 2001, 1.04% AND 4.82% RESPECTIVELY, FOR THE YEAR ENDED AUGUST 31, 2000, 1.02% AND 4.04% RESPECTIVELY, FOR THE YEAR ENDED AUGUST 31, 1999, 1.30% AND 4.24%, RESPECTIVELY FOR THE YEAR ENDED AUGUST 31, 1998, AND 1.35% AND 4.08%, RESPECTIVELY FOR THE YEAR ENDED AUGUST 31, 1997.
(2) AMOUNT ROUNDS TO LESS THAN $0.01.
* ASSUMES REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. AGGREGATE (NOT ANNUALIZED) TOTAL RETURN IS SHOWN FOR ANY PERIOD SHORTER THAN ONE YEAR.

                                     ~ 32 ~

                                 CLASS I SHARES
                                   PROSPECTUS

                                     [LOGO]

Additional information about each Portfolio's investments is available in the Trust's ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Trust's ANNUAL REPORT, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year. The Trust's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about each Portfolio. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request other information about the Trust, or to make shareholder inquiries, please call:

                                 (800) 807-FUND

You also may obtain information about the Trust by calling your financial advisor or by visiting our Internet site at:

                           HTTP://WWW.SARATOGACAP.COM

Information about the Trust (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Trust are available on the EDGAR Database on the SEC's Internet site (www.sec.gov) and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference
Section of the SEC, Washington, DC 20549-0102.

The Trust's Investment Company Act file number is 811-08542.

                                     [LOGO]

                                 CLASS B SHARES

                         PROSPECTUS -- JANUARY 1, 2002

              T H E  S A R A T O G A  A D V A N T A G E  T R U S T

The Saratoga Advantage Trust is a mutual fund company comprised of 7 separate mutual fund portfolios, each with its own distinctive investment objectives and policies. The Portfolios are:

  - U.S. GOVERNMENT MONEY MARKET PORTFOLIO

  - INVESTMENT QUALITY BOND PORTFOLIO

  - MUNICIPAL BOND PORTFOLIO

  - LARGE CAPITALIZATION VALUE PORTFOLIO

  - LARGE CAPITALIZATION GROWTH PORTFOLIO

  - SMALL CAPITALIZATION PORTFOLIO

  - INTERNATIONAL EQUITY PORTFOLIO

THE PORTFOLIOS ARE MANAGED BY SARATOGA CAPITAL MANAGEMENT (THE "MANAGER"). EACH PORTFOLIO IS ADVISED BY AN INVESTMENT ADVISER SELECTED AND SUPERVISED BY THE MANAGER.

The Trust is designed to help investors to implement an asset allocation strategy to meet their individual needs as well as select individual investments within each asset category among the myriad choices available. The Trust makes available assistance to help certain investors identify their risk tolerance and investment objectives through use of an investor questionnaire, and to select an appropriate model allocation of assets among the Portfolios. As further assistance, the Trust makes available to certain investors the option of automatic reallocation or rebalancing of their selected model. The Trust also provides, on a periodic basis, a report to the investor containing an analysis and evaluation of the investor's account.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF
THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
CRIMINAL OFFENSE.

                               TABLE OF CONTENTS


                                                              PAGE
                                                                ---
THE PORTFOLIOS
U.S. GOVERNMENT MONEY MARKET PORTFOLIO......................      3
INVESTMENT QUALITY BOND PORTFOLIO...........................      5
MUNICIPAL BOND PORTFOLIO....................................      8
LARGE CAPITALIZATION VALUE PORTFOLIO........................     11
LARGE CAPITALIZATION GROWTH PORTFOLIO.......................     13
SMALL CAPITALIZATION PORTFOLIO..............................     15
INTERNATIONAL EQUITY PORTFOLIO..............................     17
SUMMARY OF TRUST EXPENSES...................................     20
ADDITIONAL INVESTMENT STRATEGY INFORMATION..................     22
ADDITIONAL RISK INFORMATION.................................     22
INVESTMENT MANAGER..........................................     23
ADVISERS....................................................     24
ADMINISTRATION..............................................     25

SHAREHOLDER INFORMATION
PRICING OF PORTFOLIO SHARES.................................     25
PURCHASE OF SHARES..........................................     25
CONTINGENT DEFERRED SALES CHARGE............................     26
PLAN OF DISTRIBUTION........................................     27
REDEMPTION OF SHARES........................................     28
DIVIDENDS AND DISTRIBUTIONS.................................     30
TAX CONSEQUENCES............................................     31
FINANCIAL HIGHLIGHTS........................................     32

           NOTICE OF PRIVACY POLICY FOR THE SARATOGA ADVANTAGE TRUST

The Saratoga Advantage Trust ("Saratoga") respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is the information we collect from you on applications or other forms, from your activities on our website, and from the transactions you make with us, our affiliates, or third parties. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. Specifically, so that we may continue to offer you investment products and services to help you meet your investing needs, and to effect transactions that you request or authorize, we may disclose the nonpublic personal information we collect to companies that perform services on our behalf, such as Saratoga's transfer agent, or printers and mailers that assist us in the distribution of investor materials. These companies are instructed to use this information only for the services for which we hired them and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

                      THIS IS NOT PART OF THE PROSPECTUS.

                                     ~ 2 ~

                                 THE PORTFOLIOS

U.S. GOVERNMENT MONEY MARKET PORTFOLIO

INVESTMENT OBJECTIVE

The U.S. Government Money Market Portfolio seeks to provide maximum current income to the extent consistent with the maintenance of liquidity and the preservation of capital.

THE ADVISER

The Portfolio is advised by Sterling Capital Management Company. All investment decisions for the Portfolio are made by Sterling Capital's investment committee.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio will invest at least 80% of its assets in high quality, short-term U.S. Government securities. The Adviser seeks to maintain the Portfolio's share price at $1.00. The share price remaining stable at $1.00 means that the Portfolio would preserve the principal value of your investment.

The U.S. Government securities that the Portfolio may purchase include:

    - U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government.

    - Securities issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing these obligations are the Government National Mortgage Association and the Federal Housing Administration.

    - Securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow from the U.S. Treasury to meet its obligations. Among these agencies and instrumentalities are the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Federal Home Loan Bank.

    - Securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality. Among these agencies and instrumentalities is the Federal Farm Credit System.

In addition, the Portfolio may invest in repurchase agreements with respect to securities issued by the U.S. Government, its agencies and instrumentalities.

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objectives.

CREDIT AND INTEREST RATE RISKS. A principal risk of investing in the Portfolio is associated with its U.S. Government securities investments, which are subject to two types of risks: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and repay the principal on its debt. Interest rate risk, another risk of debt securities, refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates.

Credit risk is minimal with respect to the Portfolio's U.S. Government securities investments. Repurchase agreements involve a greater degree of credit risk. The Adviser, however, actively manages the Portfolio's assets to reduce the risk of losing any principal investment as a result of credit or interest rate risks. In addition, federal regulations require money market funds, such as the Portfolio, to invest only in high quality debt obligations and short maturities.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, if it is unable to do so, it is possible to lose money by investing in this Portfolio.

                                     ~ 3 ~

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio's past performance does not indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS
THIS CHART SHOWS HOW THE PERFORMANCE OF THE PORTFOLIO'S SHARES HAS VARIED FROM YEAR TO YEAR OVER THE LIFE OF THE PORTFOLIO.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ANNUAL TOTAL RETURNS - CALENDAR YEARS*

1995   5.40%
'96    4.32%
'97    4.47%
'98    4.44%
'99    3.23%
'00   -0.54%

During the period shown in the bar chart, the highest return for a calendar quarter was 1.50% (quarter ended June 30, 1995) and the lowest return for a calendar quarter was 0.62% (quarter ended June 30, 1999). Year-to-date total return as of September 30, 2001 for Class B shares was 2.25%.

------------------------

* CLASS B SHARES OF THE PORTFOLIO COMMENCED OPERATIONS ON JANUARY 4, 1999. THE RETURNS SHOWN IN THE CHART FOR THE CALENDAR YEARS 1995 THROUGH 1998 ARE FOR CLASS I SHARES OF THE PORTFOLIO WHICH ARE OFFERED IN A SEPARATE PROSPECTUS. CLASS I AND B SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES. THE RETURNS FOR CLASS B SHARES WOULD DIFFER FROM THOSE FOR CLASS I ONLY TO THE EXTENT THAT THE CLASSES HAVE DIFFERENT EXPENSES.

AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual returns of the Portfolio's shares with those of a broad measure of market performance over time, as well as with an index of funds with similar investment objectives. THE PORTFOLIO'S RETURNS ASSUME YOU SOLD THE SHARES AT THE END OF EACH PERIOD AND YOU WERE CHARGED A CONTINGENT DEFERRED SALES CHARGE. OF COURSE, IF YOU DID NOT SELL YOUR SHARES AT THE END OF THE PERIOD, YOUR RETURN WOULD BE HIGHER.

             AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2000)

                                                                   PAST          PAST     LIFE OF PORTFOLIO
                                                                  1 YEAR       5 YEARS     (SINCE 9/2/94)
-----------------------------------------------------------------------------------------------------------
U.S. Government Money Market Portfolio(1)                             -0.54%    3.83%           4.40%
-----------------------------------------------------------------------------------------------------------
90 Day T-Bills                                                         5.86%    5.09%           5.13%
-----------------------------------------------------------------------------------------------------------
Lipper U.S. Treasury Money Market Index(2)                             5.54%    4.85%           4.90%
-----------------------------------------------------------------------------------------------------------

------------------------

(1) THE RETURN FOR THE PAST 1 YEAR IS FOR CLASS B SHARES, WHICH COMMENCED OPERATIONS ON 1/4/99. THE RETURNS FOR PERIODS PRIOR TO THAT DATE ARE BASED ON CLASS I SHARES OF THE PORTFOLIO THAT HAVE LOWER EXPENSES THAN CLASS B SHARES. THE RETURNS FOR ALL PERIODS INDICATED REFLECT THE IMPOSITION OF A CONTINGENT DEFERRED SALES CHARGE ASSESSED ON CLASS B SHARES AS DESCRIBED UNDER "CONTINGENT DEFERRED SALES CHARGE."

(2) THE LIPPER U.S. TREASURY MONEY MARKET FUND INDEX CONSISTS OF THE 30 LARGEST MUTUAL FUNDS THAT INVEST PRINCIPALLY IN U.S. TREASURY OBLIGATIONS WITH DOLLAR-WEIGHTED AVERAGE MATURITIES OF LESS THAN 90 DAYS. THESE FUNDS INTEND TO KEEP A CONSTANT NET ASSET VALUE. INVESTORS MAY NOT INVEST DIRECTLY IN THE INDEX.

FEES AND EXPENSES

For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

                                     ~ 4 ~

INVESTMENT QUALITY BOND PORTFOLIO

INVESTMENT OBJECTIVE

The Investment Quality Bond Portfolio seeks current income and reasonable stability of principal.

THE ADVISER

The Investment Quality Bond Portfolio is advised by Fox Asset Management, L.L.C. The Portfolio is managed by a team that includes J. Peter Skirkanich, John Sampson, James O'Mealia and Doug Edler. Mr. Skirkanich is the President and Chief Investment Officer of Fox and founded the firm in 1985. Mr. Sampson is a Managing Director and joined the firm in 1998 from Pharos Management LLC, a consulting firm specializing in fixed income investments. Mr. O'Mealia is a Managing Director of Fox and joined the firm in 1998 from Sunnymeath Asset Management Inc., where he was President. Mr. Edler is a Senior Vice President of Fox; he joined Fox in 1999 from J.P. Morgan & Co., Inc., where he managed that firm's proprietary fixed income investments.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio will normally invest at least 80% of its assets in investment grade fixed-income securities or in non-rated securities considered by the Adviser to be of comparable quality. The Portfolio may also invest in non-convertible fixed income preferred stock and mortgage pass-through securities. In deciding which securities to buy, hold or sell, the Adviser considers economic developments, interest rate trends and other factors such as the issuer's creditworthiness. The average maturity of the securities held by the Portfolio may range from three to ten years.

Mortgage pass-through securities are mortgage-backed securities that represent a participation interest in a pool of residential mortgage loans originated by the U.S. government or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest principal payments made by the individual borrowers on the pooled mortgage loans.

The Portfolio may invest in mortgage pass-through securities that are issued or guaranteed by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. These securities are either direct obligations of the U.S. Government, or the issuing agency/instrumentality has the right to borrow from the U.S. Treasury to meet its obligations, although the Treasury is not legally required to extend credit to the agency/instrumentality.

Private mortgage pass-through securities also can be Portfolio investments. They are issued by private originators of and investors in mortgage loans, including savings and loan associations and mortgage banks. Since private mortgage pass-through securities typically are not guaranteed by an entity having the credit status of a U.S. Government agency, the securities generally are structured with one or more type of credit enhancement.

In addition, the Portfolio may invest up to 5% of its net assets in fixed-income securities rated lower than investment grade, commonly known as "junk bonds."

                                     ~ 5 ~

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

FIXED-INCOME SECURITIES. Principal risks of investing in the Portfolio are associated with its fixed-income investments. All fixed-income securities, such as corporate bonds, are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt.

Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay current interest.) Long-term fixed income securities will rise and fall in response to interest rate changes to a greater extent than short-term securities.

MORTGAGE-BACKED SECURITIES. The Portfolio may invest in mortgage-backed securities, such as mortgage pass-through securities, which have different risk characteristics than traditional debt securities. Although the value of fixed-income securities generally increases during periods of falling interest rates and decreases during periods of rising interest rates, this is not always the case with mortgage-backed securities. This is due to the fact that the principal on underlying mortgages may be prepaid at any time as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring the Portfolio to invest the proceeds at generally lower interest rates.

Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on underlying mortgage pools. Rates of prepayment, faster or slower than expected by the Adviser, could reduce the Portfolio's yield, increase the volatility of the Portfolio and/or cause a decline in net asset value. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities.

OTHER RISKS. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments including the risks associated with junk bonds. For more information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

                                     ~ 6 ~

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio's past performance does not indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS
THIS CHART SHOWS HOW THE PERFORMANCE OF THE PORTFOLIO'S SHARES HAS VARIED FROM YEAR TO YEAR OVER THE LIFE OF THE PORTFOLIO.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ANNUAL TOTAL RETURNS - CALENDAR YEARS*

1995  12.44%
'96    3.15%
'97    6.58%
'98    6.47%
'99   -0.85%
'00    3.94%

During the periods shown in the bar chart, the highest return for a calendar quarter was 3.99% (quarter ended June 30, 1995) and the lowest return for a calendar quarter was -0.73% (quarter ended March 31, 1996). Year-to-date total return as of September 30, 2001 for Class B shares was 6.95%.
------------------------
* CLASS B SHARES OF THE PORTFOLIO COMMENCED OPERATIONS ON JANUARY 4, 1999. THE RETURNS SHOWN IN THE CHART FOR THE CALENDAR YEARS 1995 THROUGH 1998 ARE FOR CLASS I SHARES OF THE PORTFOLIO WHICH ARE OFFERED IN A SEPARATE PROSPECTUS. CLASS I AND B SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES. THE RETURNS FOR CLASS B SHARES WOULD DIFFER FROM THOSE FOR CLASS I ONLY TO THE EXTENT THAT THE CLASSES HAVE DIFFERENT EXPENSES.

AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual returns of the Portfolio's shares with those of a broad measure of market performance over time, as well as with an index of funds with similar investment objectives. THE PORTFOLIO'S RETURNS ASSUME YOU SOLD THE SHARES AT THE END OF EACH PERIOD AND YOU WERE CHARGED A CONTINGENT DEFERRED SALES CHARGE. OF COURSE, IF YOU DID NOT SELL YOUR SHARES AT THE END OF THE PERIOD, YOUR RETURN WOULD BE HIGHER.

             AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2000)

                                                                   PAST          PAST     LIFE OF PORTFOLIO
                                                                  1 YEAR       5 YEARS     (SINCE 9/2/94)
-----------------------------------------------------------------------------------------------------------
Investment Quality Bond Portfolio(1)                                   3.94%    4.47%           5.49%
-----------------------------------------------------------------------------------------------------------
Lehman Intermediate Government/Credit Bond Index(2)                   10.10%    6.11%           7.31%
-----------------------------------------------------------------------------------------------------------
Lipper Short-Intermediate Investment Grade Debt Funds
 Index(3)                                                              8.76%    5.61%           6.34%
-----------------------------------------------------------------------------------------------------------

------------------------

(1) THE RETURN FOR THE PAST 1 YEAR IS FOR CLASS B SHARES, WHICH COMMENCED OPERATIONS ON 1/4/99. THE RETURNS FOR PERIODS PRIOR TO THAT DATE ARE BASED ON CLASS I SHARES OF THE PORTFOLIO THAT HAVE LOWER EXPENSES THAN CLASS B SHARES. THE RETURNS FOR ALL PERIODS INDICATED REFLECT THE IMPOSITION OF A CONTINGENT DEFERRED SALES CHARGE ASSESSED ON CLASS B SHARES AS DESCRIBED UNDER "CONTINGENT DEFERRED SALES CHARGE."

(2) THE LEHMAN INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX IS COMPOSED OF THE BONDS IN THE LEHMAN INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX THAT HAVE MATURITIES BETWEEN 1 AND 9.99 YEARS. THE LEHMAN INTERMEDIATE GOVERNMENT/ CREDIT BOND INDEX CONSISTS OF APPROXIMATELY 5,400 ISSUES. THE SECURITIES MUST BE INVESTMENT GRADE (BAA OR HIGHER) WITH AMOUNTS OUTSTANDING IN EXCESS OF $1 MILLION AND HAVE AT LEAST ONE YEAR TO MATURITY. THE LEHMAN INTERMEDIATE GOVERNMENT/ CREDIT BOND INDEX IS AN UNMANAGED INDEX THAT DOES NOT INCLUDE FEES AND EXPENSES. INVESTORS MAY NOT INVEST DIRECTLY IN THE INDEX.

(3) THE LIPPER SHORT-INTERMEDIATE INVESTMENT GRADE DEBT FUNDS INDEX CONSISTS OF THE 30 LARGEST MUTUAL FUNDS THAT INVEST AT LEAST 65% OF THEIR ASSETS IN INVESTMENT GRADE DEBT ISSUES (RATED IN THE TOP FOUR GRADES) WITH DOLLAR-WEIGHTED AVERAGE MATURITIES OF 1 TO 5 YEARS. INVESTORS MAY NOT INVEST DIRECTLY IN THE INDEX.

FEES AND EXPENSES

For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

                                     ~ 7 ~

MUNICIPAL BOND PORTFOLIO

INVESTMENT OBJECTIVE

The Municipal Bond Portfolio seeks a high level of interest income that is excluded from federal income taxation to the extent consistent with prudent investment management and the preservation of capital.

THE ADVISER

The Portfolio is advised by OpCap Advisors. It is managed by a management team lead by Matthew Greenwald, Senior Vice President of Oppenheimer Capital, the parent of OpCap Advisors. Mr. Greenwald has been a fixed income portfolio manager and financial analyst for Oppenheimer Capital since 1989. From 1984-1989 he was a fixed income portfolio manager with PaineWebber's Mitchell Hutchins Asset Management. Mr. Greenwald is a graduate of Penn State University and earned his MBA from Columbia University.

PRINCIPAL INVESTMENT STRATEGIES

As a matter of fundamental policy, the Portfolio will normally invest at least 80% of its assets in securities that pay interest exempt from federal income taxes. The Portfolio's Adviser generally invests the Portfolio's assets in municipal obligations. There are no maturity limitations on the Portfolio's securities. Municipal obligations are bonds, notes or short-term commercial paper issued by state governments, local governments, and their respective agencies. In pursuing the Portfolio's investment objective, the Adviser has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis. The Portfolio will invest primarily in municipal bonds rated within the four highest grades by Moody's Investors Service Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), or Fitch IBCA, Inc. ("Fitch") or, if not rated, of comparable quality in the opinion of the Adviser. The Portfolio may invest without limit in municipal obligations that pay interest income subject to the "alternative income tax" although it does not currently expect to invest more than 20% of its total assets in such instruments. Some shareholders may have to pay tax on distributions of this income.

Municipal bonds, notes and commercial paper are commonly classified as either "general obligation" or "revenue." General obligation bonds, notes, and commercial paper are secured by the issuer's faith and credit, as well as its taxing power, for payment of principal and interest. Revenue bonds, notes and commercial paper, however, are generally payable from a specific source of income. They are issued to fund a wide variety of public and private projects in sectors such as transportation, education and industrial development. Included within the revenue category are participations in lease obligations. The Portfolio's municipal obligation investments may include zero coupon securities, which are purchased at a discount and make no interest payments until maturity.

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

CREDIT AND INTEREST RATE RISKS. Municipal obligations, like other debt securities, are subject to two types of risks: credit risk and interest rate risk.

                                     ~ 8 ~

Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. In the case of revenue bonds, notes or commercial paper, for example, the credit risk is the possibility that the user fees from a project or other specified revenue sources are insufficient to meet interest and/or principal payment obligations. The issuers of private activity bonds, used to finance projects in sectors such as industrial development and pollution control, also may be negatively impacted by the general credit of the user of the project. Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Certain lease obligations contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing "non-appropriation" clauses are dependent on future legislative actions. If such legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.

Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay current interest.

The Portfolio is not limited as to the maturities of the municipal obligations in which it may invest. Thus, a rise in the general level of interest rates may cause the price of its portfolio securities to fall substantially.

OTHER RISKS. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

                                     ~ 9 ~

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio's past performance does not indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS
THIS CHART SHOWS HOW THE PERFORMANCE OF THE PORTFOLIO'S SHARES HAS VARIED FROM YEAR TO YEAR OVER THE LIFE OF THE PORTFOLIO.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ANNUAL TOTAL RETURNS - CALENDAR YEARS*

1995  15.21%
'96    3.05%
'97    8.27%
'98    5.38%
'99   -6.62%
'00    7.64%

During the period shown in the bar chart, the highest return for a calendar quarter was 5.85% (quarter ended March 31, 1995) and the lowest return for a calendar quarter was -2.94% (quarter ended June 30, 1999). Year-to-date total return as of September 30, 2001 for Class B shares was 3.45%.
------------------------
* CLASS B SHARES OF THE PORTFOLIO COMMENCED OPERATIONS ON JANUARY 4, 1999. THE RETURNS SHOWN IN THE CHART FOR THE CALENDAR YEARS 1995 THROUGH 1998 ARE FOR CLASS I SHARES OF THE PORTFOLIO WHICH ARE OFFERED IN A SEPARATE PROSPECTUS. CLASS I AND B SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES. THE RETURNS FOR CLASS B SHARES WOULD DIFFER FROM THOSE FOR CLASS I ONLY TO THE EXTENT THAT THE CLASSES HAVE DIFFERENT EXPENSES.

AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual returns of the Portfolio's shares with those of a broad measure of market performance over time, as well as with an index of funds with similar investment objectives. THE PORTFOLIO'S RETURNS ASSUME YOU SOLD THE SHARES AT THE END OF EACH PERIOD AND YOU WERE CHARGED A CONTINGENT DEFERRED SALES CHARGE. OF COURSE, IF YOU DID NOT SELL YOUR SHARES AT THE END OF THE PERIOD, YOUR RETURN WOULD BE HIGHER.

             AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2000)

                                                                   PAST           PAST     LIFE OF PORTFOLIO
                                                                  1 YEAR        5 YEARS     (SINCE 9/2/94)
------------------------------------------------------------------------------------------------------------
Municipal Bond Portfolio(1)                                             7.64%    4.00%           5.04%
------------------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index(2)                                11.68%    5.83%           5.92%
------------------------------------------------------------------------------------------------------------
Lipper General Municipal Debt Funds Index(3)                           11.10%    4.99%           6.04%
------------------------------------------------------------------------------------------------------------

------------------------
(1) THE RETURN FOR THE PAST 1 YEAR IS FOR CLASS B SHARES, WHICH COMMENCED OPERATIONS ON 1/4/99. THE RETURNS FOR PERIODS PRIOR TO THAT DATE ARE BASED ON CLASS I SHARES OF THE PORTFOLIO THAT HAVE LOWER EXPENSES THAN CLASS B SHARES. THE RETURNS FOR ALL PERIODS INDICATED REFLECT THE IMPOSITION OF A CONTINGENT DEFERRED SALES CHARGE ASSESSED ON CLASS B SHARES AS DESCRIBED UNDER "CONTINGENT DEFERRED SALES CHARGE."

(2) THE LEHMAN BROTHERS MUNICIPAL BOND INDEX CONSISTS OF APPROXIMATELY 25,000 MUNICIPAL BONDS WHICH ARE SELECTED TO BE REPRESENTATIVE OF THE LONG-TERM, INVESTMENT GRADE TAX-EXEMPT BOND MARKET. THE BONDS SELECTED FOR THE INDEX HAVE THE FOLLOWING CHARACTERISTICS: A MINIMUM CREDIT RATING OF AT LEAST BAA; AN ORIGINAL ISSUE OF AT LEAST $50 MILLION; AT LEAST $3 MILLION OF THE ISSUE OUTSTANDING; ISSUED WITHIN THE LAST FIVE YEARS; AND A MATURITY OF AT LEAST ONE YEAR. THE LEHMAN INDEX IS AN UNMANAGED INDEX THAT DOES NOT INCLUDE FEES AND EXPENSES. INVESTORS MAY NOT INVEST DIRECTLY IN THE INDEX.

(3) THE LIPPER GENERAL MUNICIPAL DEBT FUNDS INDEX CONSISTS OF THE 30 LARGEST MUTUAL FUNDS THAT INVEST AT LEAST 65% OF THEIR ASSETS IN MUNICIPAL DEBT ISSUES IN THE TOP FOUR CREDIT RATINGS. INVESTORS MAY NOT INVEST DIRECTLY IN THE INDEX.

FEES AND EXPENSES

For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

                                     ~ 10 ~

LARGE CAPITALIZATION VALUE PORTFOLIO

INVESTMENT OBJECTIVE

The Large Capitalization Value Portfolio seeks total return consisting of capital appreciation and dividend income.

THE ADVISER

The Portfolio is advised by OpCap Advisors. It is managed by a portfolio team comprised of senior professionals of OpCap Advisors. One member of the team, Frank LeCates, has primary supervisory authority over implementation of the management team's purchase and sale recommendations. Mr. LeCates is the Director of Research at Oppenheimer Capital, the parent of OpCap Advisors. Mr. LeCates brings 32 years of investment experience to his current position. Formerly with Donaldson, Lufkin & Jenrette for 18 years, he has served as head of institutional equity sales, Director of Research and as a securities analyst. Mr. LeCates, a Chartered Financial Analyst, is a graduate of Princeton University and earned his MBA in finance from Harvard Business School.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio will normally invest at least 80% of its assets in a diversified portfolio of common stocks and securities convertible into common stocks of issuers with total market capitalizations of $1 billion or greater at the time of purchase. In determining which securities to buy, hold or sell, the Adviser focuses its investment selection on highly liquid equity securities that, in the Adviser's opinion, have above average price appreciation potential at the time of purchase. In general, securities are characterized as having above average dividend yields and below average price earnings ratios relative to the stock market in general, as measured by the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"). Other factors, such as earnings, the issuer's ability to generate cash flow in excess of business needs and sustain above average profitability, as well as industry outlook and market share, are also considered by the Adviser.

In addition, the Portfolio may invest in stock index futures contracts and options.

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

COMMON STOCKS. A principal risk of investing in the Portfolio is associated with common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

OTHER RISKS. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments including the risks associated with stock index futures contracts and options. For information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

                                     ~ 11 ~

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio's past performance does not indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS
THIS CHART SHOWS HOW THE PERFORMANCE OF THE PORTFOLIO'S SHARES HAS VARIED FROM YEAR TO YEAR OVER THE LIFE OF THE PORTFOLIO.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ANNUAL TOTAL RETURNS - CALENDAR YEARS*

1995  36.98%
'96   23.98%
'97   25.49%
'98   11.77%
'99    0.42%
'00    5.38%

During the period shown in the bar chart, the highest return for a calendar quarter was 14.90% (quarter ended December 31, 1998) and the lowest return for a calendar quarter was -13.09% (quarter ended September 30, 1998). Year-to-date total return as of September 30, 2001 for Class B shares was -8.41%.
------------------------

* CLASS B SHARES OF THE PORTFOLIO COMMENCED OPERATIONS ON JANUARY 4, 1999. THE RETURNS SHOWN IN THE CHART FOR THE CALENDAR YEARS 1995 THROUGH 1998 ARE FOR CLASS I SHARES OF THE PORTFOLIO WHICH ARE OFFERED IN A SEPARATE PROSPECTUS. CLASS I AND B SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES. THE RETURNS FOR CLASS B SHARES WOULD DIFFER FROM THOSE FOR CLASS I ONLY TO THE EXTENT THAT THE CLASSES HAVE DIFFERENT EXPENSES.
AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual returns of the Portfolio's shares with those of a broad measure of market performance over time, as well as with an index of funds with similar investment objectives. THE PORTFOLIO'S RETURNS ASSUME YOU SOLD THE SHARES AT THE END OF EACH PERIOD AND YOU WERE CHARGED A CONTINGENT DEFERRED SALES CHARGE. OF COURSE, IF YOU DID NOT SELL YOUR SHARES AT THE END OF THE PERIOD, YOUR RETURN WOULD BE HIGHER.

             AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2000)

                                                                   PAST          PAST     LIFE OF PORTFOLIO
                                                                  1 YEAR       5 YEARS     (SINCE 9/2/94)
-----------------------------------------------------------------------------------------------------------
Large Capitalization Value Portfolio(1)                                5.38%    13.78%         16.03%
-----------------------------------------------------------------------------------------------------------
S&P/Barra Value Index(2)                                               6.08%    16.81%         17.99%
-----------------------------------------------------------------------------------------------------------
Morningstar Large Value Average(3)                                     5.47%    13.91%         15.60%
-----------------------------------------------------------------------------------------------------------

------------------------

(1) THE RETURN FOR THE PAST 1 YEAR IS FOR CLASS B SHARES, WHICH COMMENCED OPERATIONS ON 1/4/99. THE RETURNS FOR PERIODS PRIOR TO THAT DATE ARE BASED ON CLASS I SHARES OF THE PORTFOLIO THAT HAVE LOWER EXPENSES THAN CLASS B SHARES. THE RETURNS FOR ALL PERIODS INDICATED REFLECT THE IMPOSITION OF A CONTINGENT DEFERRED SALES CHARGE ASSESSED ON CLASS B SHARES AS DESCRIBED UNDER "CONTINGENT DEFERRED SALES CHARGE."

(2) THE S&P/BARRA VALUE INDEX IS CONSTRUCTED BY DIVIDING THE STOCKS IN THE S&P 500 INDEX ACCORDING TO PRICE-TO-BOOK RATIOS. THIS UNMANAGED INDEX CONTAINS STOCKS WITH LOWER PRICE-TO-BOOK RATIOS AND IS MARKET CAPITALIZATION WEIGHTED. THE S&P/BARRA VALUE INDEX DOES NOT INCLUDE FEES AND EXPENSES, AND INVESTORS MAY NOT INVEST DIRECTLY IN THE INDEX.

(3) THE MORNINGSTAR LARGE VALUE AVERAGE, AS OF AUGUST 31, 2001, CONSISTED OF 774 MUTUAL FUNDS COMPRISED OF LARGE MARKET CAPITALIZATION STOCKS WITH THE LOWEST COMBINATIONS OF PRICE-TO-EARNINGS AND PRICE-TO-BOOK SCORES. INVESTORS MAY NOT INVEST IN THE AVERAGE DIRECTLY

FEES AND EXPENSES

For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

                                     ~ 12 ~

LARGE CAPITALIZATION GROWTH PORTFOLIO

INVESTMENT OBJECTIVE

The Large Capitalization Growth Portfolio seeks capital appreciation.

THE ADVISER

The Portfolio is advised by Harris Bretall Sullivan & Smith, L.L.C. Stock selection for the Portfolio is made by the Strategy and Investment Committees of Harris Bretall. The Portfolio is managed by a management team lead by Jack Sullivan and Gordon Ceresino. Mr. Sullivan is a partner of Harris Bretall and has been associated with the firm since 1981. Mr. Ceresino is a Partner of Harris Bretall and has been associated with the firm since 1991.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio will normally invest at least 80% of its assets in a diversified portfolio of common stocks and securities convertible into common stocks of issuers with total market capitalizations of $3 billion or more. The Portfolio will normally invest in common stocks that, in the Adviser's opinion, are characterized by earnings growth in excess of that of the S&P 500. In deciding which securities to buy, hold or sell, the Adviser evaluates factors believed to be favorable to long-term capital appreciation, including specific financial characteristics of the issuer such as historical earnings growth, sales growth, profitability and return on equity. The Adviser also analyzes the issuer's position within its industry as well as the quality and experience of the issuer's management.

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

COMMON STOCKS. A principal risk of investing in the Portfolio is associated with common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

OTHER RISKS. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

                                     ~ 13 ~

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio's past performance does not indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS
THIS CHART SHOWS HOW THE PERFORMANCE OF THE PORTFOLIO'S SHARES HAS VARIED FROM YEAR TO YEAR OVER THE LIFE OF THE PORTFOLIO.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ANNUAL TOTAL RETURNS - CALENDAR YEARS*

1995   28.98%
'96    13.43%
'97    32.52%
'98    36.44%
'99    33.62%
'00   -25.66%

During the period shown in the bar chart, the highest return for a calendar quarter was 34.27% (quarter ended December 31, 1998) and the lowest return for a calendar quarter was -19.22% (quarter ended December 31, 2000). Year-to-date total return as of September 30, 2001 for Class B shares was -38.83%.

------------------------

* CLASS B SHARES OF THE PORTFOLIO COMMENCED OPERATIONS ON JANUARY 4, 1999. THE RETURNS SHOWN IN THE CHART FOR THE CALENDAR YEARS 1995 THROUGH 1998 ARE FOR CLASS I SHARES OF THE PORTFOLIO WHICH ARE OFFERED IN A SEPARATE PROSPECTUS. CLASS I AND B SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES. THE RETURNS FOR CLASS B SHARES WOULD DIFFER FROM THOSE FOR CLASS I ONLY TO THE EXTENT THAT THE CLASSES HAVE DIFFERENT EXPENSES.
AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual returns of the Portfolio's shares with those of a broad measure of market performance over time, as well as with an index of funds with similar investment objectives. THE PORTFOLIO'S RETURNS ASSUME YOU SOLD THE SHARES AT THE END OF EACH PERIOD AND YOU WERE CHARGED A CONTINGENT DEFERRED SALES CHARGE. OF COURSE, IF YOU DID NOT SELL YOUR SHARES AT THE END OF THE PERIOD, YOUR RETURN WOULD BE HIGHER.

             AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2000)

                                                                   PAST           PAST     LIFE OF PORTFOLIO
                                                                  1 YEAR        5 YEARS     (SINCE 9/2/94)
------------------------------------------------------------------------------------------------------------
Large Capitalization Growth Portfolio(1)                              -25.66%    15.86%         17.19%
------------------------------------------------------------------------------------------------------------
S&P/Barra Growth Index(2)                                             -22.08%    19.18%         20.71%
------------------------------------------------------------------------------------------------------------
Morningstar Large Growth Average(3)                                   -14.09%    18.10%         19.20%
------------------------------------------------------------------------------------------------------------

------------------------

(1) THE RETURN FOR THE PAST 1 YEAR IS FOR CLASS B SHARES, WHICH COMMENCED OPERATIONS ON 1/4/99. THE RETURNS FOR PERIODS PRIOR TO THAT DATE ARE BASED ON CLASS I SHARES OF THE PORTFOLIO THAT HAVE LOWER EXPENSES THAN CLASS B SHARES. THE RETURNS FOR ALL PERIODS INDICATED REFLECT THE IMPOSITION OF A CONTINGENT DEFERRED SALES CHARGE ASSESSED ON CLASS B SHARES AS DESCRIBED UNDER "CONTINGENT DEFERRED SALES CHARGE."

(2) THE S&P/BARRA GROWTH INDEX IS CONSTRUCTED BY DIVIDING THE STOCKS IN THE S&P 500 INDEX ACCORDING TO PRICE-TO-BOOK RATIOS. THIS UNMANAGED INDEX CONTAINS STOCKS WITH HIGHER PRICE-TO-BOOK RATIOS AND IS MARKET CAPITALIZATION WEIGHTED. THE S&P/BARRA GROWTH INDEX DOES NOT INCLUDE FEES AND EXPENSES, AND INVESTORS MAY NOT INVEST DIRECTLY IN THE INDEX.

(3) THE MORNINGSTAR LARGE GROWTH AVERAGE, AS OF AUGUST 31, 2001, CONSISTED OF 967 MUTUAL FUNDS COMPRISED OF LARGE MARKET CAPITALIZATION STOCKS WITH THE HIGHEST COMBINATIONS OF PRICE-TO-EARNINGS AND PRICE-TO-BOOK SCORES. INVESTORS MAY NOT INVEST IN THE AVERAGE DIRECTLY.

FEES AND EXPENSES

For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

                                     ~ 14 ~

SMALL CAPITALIZATION PORTFOLIO

INVESTMENT OBJECTIVE

The Small Capitalization Portfolio seeks maximum capital appreciation.

THE ADVISER

The Portfolio is advised by Fox Asset Management, L.L.C. It is managed by a management team led by J. Peter Skirkanich and George C. Pierides, who are the key small-cap personnel on the firm's Investment Committee. Mr. Skirkanich is the President and Chief Investment Officer of Fox and founded the firm in 1985. Mr. Pierides is a Managing Director who spearheads the firm's small-cap efforts; he joined the firm in 1995 from Windward Asset Management.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio will normally invest at least 80% of its assets in common stocks of companies whose stock market capitalizations fall within the range of capitalizations in the Russell 2000 Index. The Portfolio will also occasionally invest a portion of its assets in MID-CAP stocks with compelling valuations and fundamentals that are small relative to their industries, and it will not immediately sell a security that was bought as a SMALL-CAP stock but through appreciation has become a MID-CAP stock. In selecting securities for the Portfolio, the Adviser begins with a screening process that seeks to identify growing companies whose stocks sell at discounted price-to-earnings and price-to-cash flow multiples. The Adviser also attempts to discern situations where intrinsic asset values are not widely recognized. The Adviser favors such higher-quality companies that generate strong cash flow, provide above-average free cash flow yields and maintain sound balance sheets. Rigorous fundamental analysis, from both a quantitative and qualitative standpoint, is applied to all investment candidates. While the Adviser employs a disciplined "bottom-up" approach that attempts to identify undervalued stocks, it nonetheless is sensitive to emerging secular trends. The Adviser does not, however, rely on macroeconomic forecasts in its stock selection efforts and prefers to remain fully invested.

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

COMMON STOCKS. A principal risk of investing in the Portfolio is associated with common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

SMALL AND MEDIUM CAPITALIZATION COMPANIES. The Portfolio's investments in smaller and medium-sized companies carry more risk than investments in larger companies. While some of the Portfolio's holdings in these companies may be listed on a national securities exchange, such securities are more likely to be traded in the over-the-counter market. The low market liquidity of these securities may have an adverse impact on the Portfolio's ability to sell certain securities at favorable prices and may also make it difficult for the Portfolio to obtain market quotations based on actual trades, for purposes of valuing its securities. Investing in lesser-known, smaller and medium capitalization companies involves greater risk of volatility of the Portfolio's net asset value than is customarily associated with larger, more established companies. Often smaller and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.

OTHER RISKS. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, see the "Additional Risk Information" section. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

                                     ~ 15 ~

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio's past performance does not indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS
THIS CHART SHOWS HOW THE PERFORMANCE OF THE PORTFOLIO'S SHARES HAS VARIED FROM YEAR TO YEAR OVER THE LIFE OF THE PORTFOLIO.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ANNUAL TOTAL RETURNS - CALENDAR YEARS*

1995   27.31%
'96    15.89%
'97    23.20%
'98   -18.61%
'99    12.33%
'00    16.01%

During the period shown in the bar chart, the highest return for a calendar quarter was 22.34% (quarter ended June 30, 1999) and the lowest return for a calendar quarter was -28.41% (quarter ended September 30, 1998). Year-to-date total return as of September 30, 2001 for Class B shares was -10.04%.
------------------------
* CLASS B SHARES OF THE PORTFOLIO COMMENCED OPERATIONS ON JANUARY 4, 1999. THE RETURNS SHOWN IN THE CHART FOR THE CALENDAR YEARS 1995 THROUGH 1998 ARE FOR CLASS I SHARES OF THE PORTFOLIO WHICH ARE OFFERED IN A SEPARATE PROSPECTUS. CLASS I AND B SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES. THE RETURNS FOR CLASS B SHARES WOULD DIFFER FROM THOSE FOR CLASS I ONLY TO THE EXTENT THAT THE CLASSES HAVE DIFFERENT EXPENSES.
AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual returns of the Portfolio's shares with those of a broad measure of market performance over time, as well as with an index of funds with similar investment objectives. THE PORTFOLIO'S RETURNS ASSUME YOU SOLD THE SHARES AT THE END OF EACH PERIOD AND YOU WERE CHARGED A CONTINGENT DEFERRED SALES CHARGE. OF COURSE, IF YOU DID NOT SELL YOUR SHARES AT THE END OF THE PERIOD, YOUR RETURN WOULD BE HIGHER.

             AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2000)

                                                                 PAST              PAST         LIFE OF PORTFOLIO
                                                                1 YEAR            5 YEARS        (SINCE 9/2/94)
-----------------------------------------------------------------------------------------------------------------
Small Capitalization Portfolio(1)                                    16.01%             9.21%        11.10%
-----------------------------------------------------------------------------------------------------------------
Russell 2000 Index(2)                                                -3.03%            10.31%        12.01%
-----------------------------------------------------------------------------------------------------------------
Morningstar Small Blend Average(3)                                   12.95%            12.95%        14.07%
-----------------------------------------------------------------------------------------------------------------

------------------------
(1) THE RETURN FOR THE PAST 1 YEAR IS FOR CLASS B SHARES, WHICH COMMENCED OPERATIONS ON 1/4/99. THE RETURNS FOR PERIODS PRIOR TO THAT DATE ARE BASED ON CLASS I SHARES OF THE PORTFOLIO THAT HAVE LOWER EXPENSES THAN CLASS B SHARES. THE RETURNS FOR ALL PERIODS INDICATED REFLECT THE IMPOSITION OF A CONTINGENT DEFERRED SALES CHARGE ASSESSED ON CLASS B SHARES AS DESCRIBED UNDER "CONTINGENT DEFERRED SALES CHARGE."

(2) THE RUSSELL 2000 INDEX IS COMPRISED OF THE 2,000 SMALLEST U.S. DOMICILED PUBLICLY TRADED COMMON STOCKS WHICH ARE INCLUDED IN THE RUSSELL 3000 INDEX. THE COMMON STOCKS INCLUDED IN THE RUSSELL 2000 INDEX REPRESENT APPROXIMATELY 10% OF THE U.S. EQUITY MARKET AS MEASURED BY MARKET CAPITALIZATION. THE RUSSELL 3000 INDEX IS AN UNMANAGED INDEX OF THE 3,000 LARGEST U.S. DOMICILED PUBLICLY TRADED COMMON STOCKS BY MARKET CAPITALIZATION REPRESENTING APPROXIMATELY 98% OF THE U.S. PUBLICLY TRADED EQUITY MARKET. THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX WHICH DOES NOT INCLUDE FEES AND EXPENSES, AND WHOSE PERFORMANCE REFLECTS REINVESTED DIVIDENDS. INVESTORS MAY NOT INVEST IN THE INDEX DIRECTLY.

(3) THE MORNINGSTAR SMALL BLEND AVERAGE, AS OF AUGUST 31, 2001, CONSISTED OF 241 MUTUAL FUNDS COMPRISED OF SMALL MARKET CAPITALIZATION STOCKS THAT FALL BETWEEN THE HIGHEST AND LOWEST COMBINATIONS OF PRICE-TO-EARNINGS AND PRICE-TO-BOOK SCORES. INVESTORS MAY NOT INVEST IN THE AVERAGE DIRECTLY.

FEES AND EXPENSES

For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

                                     ~ 16 ~

INTERNATIONAL EQUITY PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks long-term capital appreciation.

THE ADVISER

The Portfolio is advised by Friends Ivory & Sime, Inc. The Portfolio is managed by a management team lead by Julie Dent, Director of Global Funds at Friends Ivory & Sime, plc who has been overseeing the management of the Portfolio since January 31, 1997. Ms. Dent joined Friends Ivory & Sime in 1986 and, as a member of the Asset Allocation Committee, is responsible for asset allocation and overseeing the management of global and international accounts for U.S. and Japanese clients. Individual stocks are selected by the regional Equity Teams which operate on a sectoral basis. Ian Peart is the European team leader; Rowan Chaplin is the Japan team leader; and Mearns Nimmo is the Pacific Rim team leader.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio will normally invest at least 80% of its assets in the equity securities of companies located outside of the United States. Equity securities consist of common and preferred stock and other securities such as depositary receipts, bonds, rights and warrants that are convertible into common stock. Under normal market conditions, at least 65% of the Portfolio's assets will be invested in securities of issuers located in at least three foreign countries, including countries with developing and emerging economies. The Portfolio expects that its investments in foreign issuers will generally take the form of depositary receipts. These are dollar denominated receipts which represent and may be converted into the underlying foreign security. Depositary receipts are publicly traded on exchanges or over-the-counter in the United States. In deciding which securities to buy, hold or sell, the Adviser considers economic developments, industry prospects and other factors such as an issuer's competitive position or potential earnings.

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

FOREIGN SECURITIES. A principal risk of investing in the Portfolio is associated with foreign stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political

                                     ~ 17 ~
instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets. Delays in purchasing securities may result in the Portfolio losing investment opportunities. The inability to dispose of foreign securities due to settlement delays could result in losses to the Portfolio due to subsequent declines in the value of the securities. Issuers of the foreign security represented by a depositary receipt may not be obligated to disclose material information in the United States.

The Portfolio may invest in foreign securities issued by companies located in developing or emerging countries. Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

The Portfolio may invest in foreign small capitalization securities. Investing in lesser-known, smaller capitalized companies may involve greater risk of volatility of the Portfolio's share price than is customarily associated with investing in larger, more established companies. There is typically less publicly available information concerning smaller companies than for larger, more established companies. Some small companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because smaller companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

OTHER RISKS. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

                                     ~ 18 ~

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio's past performance does not indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS
THIS CHART SHOWS HOW THE PERFORMANCE OF THE PORTFOLIO'S SHARES HAS VARIED FROM YEAR TO YEAR OVER THE LIFE OF THE PORTFOLIO.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ANNUAL TOTAL RETURNS - CALENDAR YEARS*

1995    3.08%
'96     6.56%
'97     6.91%
'98    13.22%
'99    35.56%
'00   -22.60%

During the period shown in the bar chart, the highest return for a calendar quarter was 27.38% (quarter ended December 31, 1999) and the lowest return for a calendar quarter was -16.13% (quarter ended September 30, 1998). Year-to-date total return as of September 30, 2001 for Class B shares was -34.37%.

------------------------

* CLASS B SHARES OF THE PORTFOLIO COMMENCED OPERATIONS ON JANUARY 4, 1999. THE RETURNS SHOWN IN THE CHART FOR THE CALENDAR YEARS 1995 THROUGH 1998 ARE FOR CLASS I SHARES OF THE PORTFOLIO WHICH ARE OFFERED IN A SEPARATE PROSPECTUS. CLASS I AND B SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES. THE RETURNS FOR CLASS B SHARES WOULD DIFFER FROM THOSE FOR CLASS I ONLY TO THE EXTENT THAT THE CLASSES HAVE DIFFERENT EXPENSES.

AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual returns of the Portfolio's shares with those of a broad measure of market performance over time. THE PORTFOLIO'S RETURNS ASSUME YOU SOLD THE SHARES AT THE END OF EACH PERIOD AND YOU WERE CHARGED A CONTINGENT DEFERRED SALES CHARGE. OF COURSE, IF YOU DID NOT SELL YOUR SHARES AT THE END OF THE PERIOD, YOUR RETURN WOULD BE HIGHER.

             AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2000)

                                                                   PAST           PAST     LIFE OF PORTFOLIO
                                                                  1 YEAR        5 YEARS     (SINCE 9/2/94)
------------------------------------------------------------------------------------------------------------
International Equity Portfolio(1)                                     -22.60%     7.47%           5.52%
------------------------------------------------------------------------------------------------------------
Morgan Stanley EAFE Index (U.S. Dollars)(2)                           -14.16%     7.14%           6.66%
------------------------------------------------------------------------------------------------------------

------------------------

(1) THE RETURN FOR THE PAST 1 YEAR IS FOR CLASS B SHARES, WHICH COMMENCED OPERATIONS ON 1/4/99. THE RETURNS FOR PERIODS PRIOR TO THAT DATE ARE BASED ON CLASS I SHARES OF THE PORTFOLIO THAT HAVE LOWER EXPENSES THAN CLASS B SHARES. THE RETURNS FOR ALL PERIODS INDICATED REFLECT THE IMPOSITION OF A CONTINGENT DEFERRED SALES CHARGE ASSESSED ON CLASS B SHARES AS DESCRIBED UNDER "CONTINGENT DEFERRED SALES CHARGE."

(2) THE EUROPE, AUSTRALIA, FAR EAST INDEX (EAFE) IS A WIDELY RECOGNIZED INDEX PREPARED BY MORGAN STANLEY CAPITAL INTERNATIONAL. THIS UNMANAGED INDEX CONSISTS OF NON-U.S. COMPANIES WHICH ARE LISTED ON ONE OF TWENTY FOREIGN MARKETS AND ASSUMES THE REINVESTMENT OF DIVIDENDS. THIS INDEX DOES NOT INCLUDE FEES AND EXPENSES, AND INVESTORS MAY NOT INVEST IN THE INDEX DIRECTLY. THE GROSS DOMESTIC PRODUCT (GDP) VERSION OF THE INDEX IS USED ABOVE.

FEES AND EXPENSES

For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

                                     ~ 19 ~

                           SUMMARY OF TRUST EXPENSES

ANNUAL PORTFOLIO OPERATING EXPENSES. The following table lists the costs and expenses that an investor will incur as a shareholder of each of the Portfolios based on operating expenses incurred during the fiscal year ended August 31, 2001.

                                         U.S.
                                         GOVERNMENT        INVESTMENT                       LARGE               LARGE
                                         MONEY             QUALITY          MUNICIPAL       CAPITALIZATION      CAPITALIZATION
                                         MARKET            BOND             BOND            VALUE               GROWTH
                                         PORTFOLIO         PORTFOLIO        PORTFOLIO       PORTFOLIO           PORTFOLIO
                                         ------------      -----------      ----------      --------------      --------------
SHAREHOLDER FEES
  Maximum Sales Charge on Purchases
   of Shares (as a % of offering
   price)..........................        NONE              NONE             NONE             NONE                NONE
  Sales Charge on Reinvested
   Dividends (as a % of offering
   price)..........................        NONE              NONE             NONE             NONE                NONE
  Maximum Contingent Deferred Sales
   Charge (as a % of net asset
   value at the time of purchase or
   sale, whichever is less)(1).....             5%               5%               5%                5%                  5%
  Exchange Fee.....................        NONE              NONE             NONE             NONE                NONE
ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted form
Portfolio assets as a percentage of
average net assets)
  Management Fees..................          .475%            0.55%            0.55%             0.65%               0.65%
  Distribution (Rule 12b-1
   Expenses)(2)(3).................          1.00%            1.00%            1.00%             1.00%               1.00%
  Other Expenses...................          .415%            0.51%            0.99%             0.21%               0.25%
                                            ------           ------           ------            ------              ------
Total Annual Portfolio Operating
 Expenses(4).......................          1.89%            2.06%            2.54%             1.86%               1.90%
Fee Waiver (and/or Expense
 Reimbursement)*...................         --               (0.15%)          (0.35%)           --                  (0.05%)
                                            ------           ------           ------            ------              ------
Net Expenses.......................          1.89%            1.91%            2.19%             1.86%               1.85%


                                     SMALL               INTERNATIONAL
                                     CAPITALIZATION      EQUITY
                                     PORTFOLIO           PORTFOLIO
                                     --------------      -------------
SHAREHOLDER FEES
  Maximum Sales Charge on Purchases
   of Shares (as a % of offering
   price)..........................     NONE               NONE
  Sales Charge on Reinvested
   Dividends (as a % of offering
   price)..........................     NONE               NONE
  Maximum Contingent Deferred Sales
   Charge (as a % of net asset
   value at the time of purchase or
   sale, whichever is less)(1).....          5%                 5%
  Exchange Fee.....................     NONE               NONE
ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted form
Portfolio assets as a percentage of
average net assets)
  Management Fees..................       0.65%              0.75%
  Distribution (Rule 12b-1
   Expenses)(2)(3).................       1.00%              1.00%
  Other Expenses...................       0.44%              0.43%
                                         ------             ------
Total Annual Portfolio Operating
 Expenses(4).......................       2.09%              2.18%
Fee Waiver (and/or Expense
 Reimbursement)*...................      (0.01%)            (0.19%)
                                         ------             ------
Net Expenses.......................       2.08%              1.99%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

(1) The Contingent Deferred Sales Charge is scaled down to 1.00% during the sixth year, reaching zero thereafter.

(2) The 12b-1 fee is accrued daily and payable monthly, at the annual rate of 1% of the average net assets of Class B Shares. Up to 0.25% of the average daily net assets may be paid directly to the Manager for support services. A portion of the fee payable pursuant to the plan to the Plan, equal to 0.25% of the average daily net assets, is currently characterized as a service fee. A service fee is a payment made for personal service and/or maintenance of shareholder accounts.

(3) Upon conversion of Class B shares to Class I shares, such shares will not be subject to a 12b-1 Fee. No sales charge is imposed at the time of conversion of Class B shares to Class I shares (see "Shareholder Information--Contingent Deferred Sales Charge").

(4) "Total Annual Portfolio Operating Expenses," as shown above, are based upon the sum of Management Fees, 12b-1 Fees and "Other Expenses."

                                     ~ 20 ~

* MANAGEMENT FEES, OTHER EXPENSES, FEE WAIVER AND/OR REIMBURSEMENT, AND NET
EXPENSES: Each Portfolio pays the Manager a fee for its services that is computed daily and paid monthly at an annual rate ranging from .475% to .75% of the value of the average daily net assets of the Portfolio. The fees of each Adviser are paid by the Manager. The nature of the services provided to, and the aggregate management fees paid by each Portfolio are described under "Investment Manager." Class B Shares commenced operations on January 4, 1999. The Portfolios benefit from expense offset arrangements with the Trust's custodian bank where uninvested cash balances earn credits that reduce monthly fees. The amount of the expense offset as a percentage of net assets for each respective portfolio was as follows: U.S. Government Money Market, 0.00%; Investment Quality Bond, 0.15%; Municipal Bond, 0.01%; Large Capitalization Value, 0.00%; Large Capitalization Growth, 0.05%; Small Capitalization, 0.00%; and International Equity, 0.19%. Under applicable SEC regulations, the amount by which Portfolio expenses are reduced by an expense offset arrangement is required to be added to "Other Expenses." "Other Expenses" also include fees for shareholder services, administration, custodial fees, legal and accounting fees, printing costs, registration fees, the costs of regulatory compliance, a Portfolio's allocated portion of the costs associated with maintaining the Trust's legal existence and the costs involved in the Trust's communications with shareholders. The Trust and the Manager have entered into an Excess Expense Agreement (the "Expense Agreement") effective January 1, 1999. In connection with the Expense Agreement, the Manager is currently waiving its management fees and/or assuming certain other operating expenses of the Portfolios in order to maintain the expense ratios of each class of the Portfolios at or below predetermined levels (each an "Expense Cap"). Under the terms of the Expense Agreement, expenses borne by the Manager are subject to reimbursement by the Portfolios up to five years from the date the fee or expense was incurred, but no reimbursement payment will be made by a Portfolio if it would result in the Portfolio exceeding its Expense Cap. The following are the Expense Caps for each of the Portfolios: U.S. Government Money Market, 2.125%; Investment Quality Bond, 2.20%; Municipal Bond, 2.20%; Large Capitalization Value, 2.30%; Large Capitalization Growth, 2.30%; Small Capitalization, 2.30%; and International Equity, 2.40%. The Expense Agreement can be terminated by either party, without penalty, upon 60 days' prior notice. For the year ended August 31, 2001, no reimbursement payments were made by the Portfolios to the Manager under the terms of the Expense Agreement.

EXAMPLE. This example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. This example shows what expenses you could pay over time. The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

-IF YOU SOLD YOUR SHARES:

                                                U.S.
                                                GOVERNMENT      INVESTMENT                   LARGE             LARGE
                                                MONEY           QUALITY        MUNICIPAL     CAPITALIZATION    CAPITALIZATION
                                                MARKET          BOND           BOND          VALUE             GROWTH
                                                PORTFOLIO       PORTFOLIO      PORTFOLIO     PORTFOLIO         PORTFOLIO
                                                -------------   ------------   -----------   ---------------   ---------------
1 year....................................         $  692          $  709        $  757          $  689            $  693
3 years...................................            994           1,046         1,191             985               997
5 years...................................          1,221           1,308         1,550           1,206             1,226
10 years..................................          1,998           2,179         2,680           2,018             2,066


                                            SMALL                INTERNATIONAL
                                            CAPITALIZATION       EQUITY
                                            PORTFOLIO            PORTFOLIO
                                            ---------------      --------------
1 year....................................      $  712               $  721
3 years...................................       1,053                1,082
5 years...................................       1,324                1,369
10 years..................................       2,260                2,385

-IF YOU HELD YOUR SHARES:

1 year....................................         $  192          $  209        $  257          $  189            $  193
3 years...................................            594             646           791             585               597
5 years...................................          1,021           1,108         1,350           1,006             1,026
10 years..................................          1,998           2,179         2,680           2,018             2,066

1 year....................................      $  212               $  221
3 years...................................         655                  682
5 years...................................       1,124                1,169
10 years..................................       2,260                2,385

                                     ~ 21 ~

ADDITIONAL INVESTMENT STRATEGY INFORMATION

This section provides additional information relating to each Portfolio's principal strategies.

DEFENSIVE INVESTING. The Portfolios are intended primarily as vehicles for the implementation of a long term investment program utilizing asset allocation strategies rendered through investment advisory programs that are based on an evaluation of an investor's investment objectives and risk tolerance. Because these asset allocation strategies are designed to spread investment risk across the various segments of the securities markets through investment in a number of Portfolios, each individual Portfolio generally intends to be substantially fully invested in accordance with its investment objectives and policies during most market conditions. Although the Adviser of a Portfolio may, upon the concurrence of the Manager, take a temporary defensive position during adverse market conditions, it can be expected that a defensive posture will be adopted less frequently than would be by other mutual funds. This policy may impede an Adviser's ability to protect a Portfolio's capital during declines in the particular segment of the market to which the Portfolio's assets are committed.

FORWARD CURRENCY CONTRACTS. A Portfolio's investments also may include forward currency contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. A Portfolio may use these contracts to hedge against adverse price movements in its portfolio securities or securities it may purchase and the currencies in which they are determined or to gain exposure to currencies underlying various securities or financial instruments.

INVESTMENT POLICIES. The percentage limitations relating to the composition of a Portfolio referenced in the discussion of a Portfolio apply at the time a Portfolio acquires an investment and refer to the Portfolio's net assets, unless otherwise noted. Subsequent percentage changes that result from market fluctuations will not require a Portfolio to sell any Portfolio security. A Portfolio may change its principal investment strategies without shareholder approval; however you would be notified of any change.

ADDITIONAL RISK INFORMATION

This section provides additional information relating to principal risks of investing in the Portfolios.

The risks set forth below are applicable to a Portfolio only to the extent the Portfolio invests in the investment described.

JUNK BONDS. A Portfolio's investments in securities rated lower than investment grade or if unrated of comparable quality as determined by the Adviser (commonly known as "junk bonds") pose significant risks. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Portfolio may incur additional expenses to seek recovery. The secondary market for junk bonds may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. The illiquidity of the market may also adversely affect the ability of the Trust's Trustees to arrive at a fair value for certain junk bonds at certain times and could make it difficult for the Portfolios to sell certain securities. In addition, periods of economic uncertainty and change probably would result in increased volatility of market prices of high yield securities and a corresponding volatility in a Portfolio's net asset value.

                                     ~ 22 ~

SECURITIES RATED IN THE LOWEST INVESTMENT GRADE CATEGORY. Investments in the fixed-income securities rated in the lowest investment grade category by Moody's or S&P may have speculative characteristics and therefore changes in economic or other circumstances are more likely to weaken their capacity to make principal and interest payments than would be the case with investments in securities with higher credit ratings.

OPTIONS AND FUTURES. If a Portfolio invests in options and/or futures, its participation in these markets would subject the Portfolio to certain risks. The Adviser's predictions of movements in the direction of the stock, bond, stock index, currency or interest rate markets may be inaccurate, and the adverse consequences to the Portfolio (e.g., a reduction in the Portfolio's net asset value or a reduction in the amount of income available for distribution) may leave the Portfolio in a worse position than if these strategies were not used. Other risks inherent in the use of options and futures include, for example, the possible imperfect correlation between the price of options and futures contracts and movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument. Certain options may be over-the-counter options, which are options negotiated with dealers; there is no secondary market for these investments.

FORWARD CURRENCY CONTRACTS. A Portfolio's participation in forward currency contracts also involves risks. If the Adviser employs a strategy that does not correlate well with the Portfolio's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Portfolio's volatility and may involve a significant risk.

INVESTMENT MANAGER

Saratoga Capital Management serves as the Trust's Manager. The Manager, subject to the review and approval of the Board of Trustees of the Trust, selects Advisers for each Portfolio and supervises and monitors the performance of each Adviser.

The Manager may, subject to the approval of the Trustees, replace investment advisers or amend investment advisory agreements without shareholder approval whenever the Manager and the Trustees believe such action will benefit a Portfolio and its shareholders. The Manager compensates each Adviser out of its management fee.

The total amount of investment management fees payable by each Portfolio to the Manager may not be changed without shareholder approval.

                                                              MANAGER'S
PORTFOLIO                                                     FEE
---------                                                     ---------
U.S. Government Money Market Portfolio......................    .475%
Investment Quality Bond Portfolio...........................     .55%
Municipal Bond Portfolio....................................     .55%
Large Capitalization Value Portfolio........................     .65%
Large Capitalization Growth Portfolio.......................     .65%
Small Capitalization Portfolio..............................     .65%
International Equity Portfolio..............................     .75%

The Manager is located at 1501 Franklin Avenue, Mineola, New York 11501-4803. Saratoga Capital Management is a Delaware general partnership which is owned by certain executives of Saratoga Capital Management and by Mr. Ronald J. Goguen, whose address is Major Drilling Group International Inc., 111 St. George Street, Suite 200, Moncton, New Brunswick,

                                     ~ 23 ~

Canada E1C177, Mr. John Schiavi, whose address is Schiavi Enterprises, 985 Main Street, Oxford, Maine 04270, and Mr. Thomas Browne, whose address is Pontil PTY Limited, 14 Jannali Road, Dubbo, NSW Australia 2830.

ADVISERS

The following set forth certain information about each of the Advisers:

OpCap Advisors ("OpCap"), a registered investment adviser, located at 1345 Avenue of the Americas, New York, NY 10105, serves as Adviser to the Municipal Bond Portfolio and the Large Capitalization Value Portfolio. OpCap is a majority owned subsidiary of Oppenheimer Capital, a registered investment adviser, founded in 1968. Oppenheimer Capital is an indirect wholly owned subsidiary of PIMCO Advisors, L.P. ("PIMCO"), a registered investment adviser. Allianz AG, the world's second largest insurance company as measured by premium income, is the majority owner of PIMCO. As of August 31, 2001, Oppenheimer Capital and its subsidiary OpCap had assets under management of approximately $35.6 billion.

Fox Asset Management, L.L.C. ("Fox"), a registered investment adviser, serves as Adviser to the Investment Quality Bond and Small Capitalization Portfolios. Fox was formed in 1985. Fox is 20% owned by its current employees, with a controlling interest held by Eaton Vance Corp. Fox is located at 44 Sycamore Avenue, Little Silver, NJ 07739. As of August 31, 2001, assets under management by Fox were approximately $1.8 billion.

Harris Bretall Sullivan & Smith, L.L.C. ("Harris Bretall"), a registered investment adviser, serves as Adviser to the Large Capitalization Growth Portfolio. The firm's predecessor, Harris Bretall Sullivan & Smith, Inc., was founded in 1971. Value Asset Management, Inc., a holding company owned by BancBoston Ventures, Inc., is the majority owner. Located at One Sansome Street, Suite 3300, San Francisco, CA 94104, the firm managed assets of approximately $4.5 billion as of August 31, 2001.

Sterling Capital Management Company ("Sterling"), a registered investment adviser, is the Adviser to the U.S. Government Money Market Portfolio. Sterling is a 100% employee owned North Carolina limited liability company formed in 1970 and located at One First Union Center, 301 S. College Street, Suite 3200, Charlotte, NC 28202. Sterling provides investment management services to corporations, pension and profit-sharing plans, trusts, estates and other institutions and individuals. As of August 31, 2001, Sterling had approximately $4 billion in assets under management.

Friends Ivory & Sime, Inc. ("FIS"), a registered investment adviser, is the Adviser to the International Equity Portfolio and, in connection therewith, has entered into a sub-investment advisory agreement with Friends Ivory & Sime, plc of London, England. Pursuant to such sub-investment advisory agreement, Friends Ivory & Sime, plc performs investment advisory and portfolio transaction services for the Portfolio. While Friends Ivory & Sime, plc is responsible for the day-to-day management of the Portfolio's assets, FIS reviews investment performance, policies and guidelines, facilitates communication between Friends Ivory & Sime, plc and the Manager and maintains certain books and records.

FIS (formerly Ivory & Sime International, Inc.) was organized in 1978, and as of February, 1998 is a wholly-owned subsidiary of Friends Ivory & Sime, plc. FIS offers clients in the United States the services of Friends Ivory & Sime, plc in global securities markets. Friends Ivory & Sime, plc is a subsidiary of Friends Provident , plc. Friends Provident was founded in 1832, and is a mutual life assurance company registered in England. As of August 31, 2001, the firm and its affiliates managed approximately $55 billion of global equity investments. The head office of Friends Ivory & Sime, plc is located at 100 Wood Street, London, England EC2V 7AN.

                                     ~ 24 ~

ADMINISTRATION

State Street Bank and Trust Company, located at One Heritage Drive, North Quincy, Massachusetts 02171, is the custodian of the assets of the Trust, and calculates the net asset value of the shares of each Portfolio and creates and maintains the Trust's required financial records.

Funds Distributor, Inc. provides administrative services and manages the administrative affairs of the Trust.

                            SHAREHOLDER INFORMATION

PRICING OF PORTFOLIO SHARES

The price of shares of each Portfolio called "net asset value," is based on the value of the Portfolio's investments.

The net asset value per share of each Portfolio is determined once daily at the close of trading on the New York Stock Exchange ("NYSE") (currently 4:00 p.m. Eastern Standard Time) on each day that the NYSE is open. Shares will not be priced on days that the NYSE is closed.

The value of each Portfolio's portfolio securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which an Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Trust's Board of Trustees. In these cases, the Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price.

All securities held by the U.S. Government Money Market Portfolio and debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost. The amortized cost valuation method involves valuing a debt obligation in reference to its cost rather than market forces.

PURCHASE OF SHARES

Purchase of shares of a Portfolio must be made through a dealer having a sales agreement with Funds Distributor, Inc., the Trust's general distributor (the "Distributor"), or directly through the Distributor. Shares of a Portfolio are available to participants in Consulting Programs and to other investors and investment advisory services. The purchase price is the net asset value per share next determined after receipt of an order by the Distributor.

The Trust is designed to help investors to implement an asset allocation strategy to meet their individual needs as well as select individual investments within each asset category among the myriad choices available. The Trust offers several Classes of shares to investors designed to provide them with the flexibility of selecting an investment best suited to their needs.

The Trust makes available assistance to help certain investors identify their risk tolerance and investment objectives through use of an investor questionnaire, and to select an appropriate model allocation of assets among the Portfolios. As further assistance, the Trust makes available to certain investors the option of automatic reallocation or rebalancing of their selected model. The Trust also provides, on a periodic basis, a report to the investor containing an analysis and evaluation of the investor's account.

                                     ~ 25 ~

CONTINGENT DEFERRED SALES CHARGE

Shares are sold at net asset value next determined without an initial sales charge so that the full amount of an investor's purchase payment may be invested in the Trust. A CDSC, however, will be imposed on most shares redeemed within six years after purchase. The CDSC will be imposed on any redemption of shares if after such redemption the aggregate current value of an account with the Trust falls below the aggregate amount of the investor's purchase payments for shares made during the six years preceding the redemption. In addition, shares are subject to an annual 12b-1 fee of 1.0% of the average daily net assets.

Shares of the Trust which are held for six years or more after purchase will not be subject to any CDSC upon redemption. Shares redeemed earlier than six years after purchase may, however, be subject to a CDSC which will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The size of this percentage will depend upon how long the shares have been held, as set forth in the following table:

YEAR SINCE
PURCHASE                                                      CDSC AS A PERCENTAGE
PAYMENT MADE                                                   OF AMOUNT REDEEMED
------------                                                  --------------------
First.......................................................          5.0%
Second......................................................          4.0%
Third.......................................................          4.0%
Fourth......................................................          3.0%
Fifth.......................................................          2.0%
Sixth.......................................................          1.0%
Seventh and thereafter......................................         None

CDSC WAIVERS. A CDSC will not be imposed on: (i) any amount which represents an increase in value of shares purchased within the six years preceding the redemption; (ii) the current net asset value of shares purchased more than six years prior to the redemption; and (iii) the current net asset value of shares purchased through reinvestment of dividends or distributions. Moreover, in determining whether a CDSC is applicable it will be assumed that amounts described in (i), (ii), and (iii) above (in that order) are redeemed first.

In addition, the CDSC, if otherwise applicable, will be waived in the case of:

    (1) redemptions of shares held at the time a shareholder dies or becomes disabled, only if the shares are: (a) registered either in the name of an individual shareholder (not a trust), or in the names of such shareholder and his or her spouse as joint tenants with right of survivorship; or
       (b) held in a qualified corporate or self-employed retirement plan, Individual Retirement Account ("IRA") or Custodial Account under
       Section 403(b)(7) of the Internal Revenue Code ("403(b) Custodial Account"), provided in either case that the redemption is requested within one year of the death or initial determination of disability;

    (2) redemptions in connection with the following retirement plan distributions: (a) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (b) distributions from an IRA or 403(b) Custodial Account following attainment of age 70 1/2; or (c) a tax-free return of an excess contribution to an IRA;

    (3) certain redemptions pursuant to the Portfolio's Systematic Withdrawal Plan (see "Redemption of Shares--Systematic Withdrawal Plan").

                                     ~ 26 ~

With reference to (1) above, for the purpose of determining disability, the Distributor utilizes the definition of disability contained in
Section 72(m)(7) of the Internal Revenue Code, which relates to the inability to engage in gainful employment. With reference to (2) above, the term "distribution" does not encompass a direct transfer of an IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee. All waivers will be granted only following receipt by the Distributor of written confirmation of the shareholder's entitlement.

CONVERSION TO CLASS I SHARES. Class B shares will convert automatically to
Class I shares, based on the relative net asset values of the shares of the two Classes on the conversion date, which will be approximately eight (8) years after the date of the original purchase, or if acquired through an exchange or a series of exchanges, from the date the original shares were purchased. The conversion of shares will take place in the month following the eighth anniversary of the purchase. There will also be converted at that time such proportion of shares acquired through automatic reinvestment of dividends and distributions owned by the shareholder as the total number of his or her shares converting at the time bears to the total number of outstanding shares purchased and owned by the shareholder.

Currently, the Class I share conversion is not a taxable event, the conversion feature may be canceled if it is deemed a taxable event in the future by the Internal Revenue Service.

PLAN OF DISTRIBUTION

The Portfolios have adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 with respect to the sale and distribution of shares of the Portfolios. The Plan provides that each Portfolio will pay the Distributor or other entities a fee, which is accrued daily and paid monthly, at the annual rate of 1.0% of the average net assets. Up to 0.25% of average daily net assets may be paid directly to the Manager for support services. The fee is treated by each Portfolio as an expense in the year it is accrued. Because the fee is paid out of each Portfolio's assets on an ongoing basis, over time the fee may increase the costs of your investment and may cost you more than paying other types of service charges. A portion of the fee payable pursuant to the Plan, equal to 0.25% of the average daily net assets, is currently characterized as a service fee. A service fee is a payment made for personal service and/or the maintenance of shareholder accounts.

Additional amounts paid under the Plan are paid to the Distributor or other entities for services provided and the expenses borne by the Distributor and others in the distribution of the shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of Dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Portfolios' shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor or other entities may utilize fees paid pursuant to the Plan to compensate Dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

CONTINUOUS OFFERING. For Class B shares of the Trust, the minimum initial investment in the Trust is $10,000 and the minimum investment in any individual Portfolio (other than the U.S. Government Money Market Portfolio) is $250; there is no minimum investment for the U.S. Government Money Market Portfolio. For employees and relatives of: the Manager, firms distributing shares of the Trust, and the Trust service providers and their affiliates, the minimum initial investment is $1,000 with no individual Portfolio minimum. There is no minimum initial investment for employee benefit plans, mutual fund platform, supermarket

                                     ~ 27 ~
programs, associations, and individual retirement accounts. The minimum subsequent investment in the Trust is $100 and there is no minimum subsequent investment for any Portfolio. The Trust reserves the right at any time to vary the initial and subsequent investment minimums.

The Trust offers an Automatic Investment Plan under which purchase orders of $100 or more may be placed periodically in the Trust. The purchase price is paid automatically from cash held in the shareholder's designated account. For further information regarding the Automatic Investment Plan, shareholders should contact the Trust at 800-807-FUND (800-807-3863).

The sale of shares will be suspended during any period when the determination of net asset value is suspended and may be suspended by the Board of Trustees whenever the Board judges it to be in the best interest of the Trust to do so. The Distributor in its sole discretion, may accept or reject any purchase order.

The Distributor will from time to time provide compensation to dealers in connection with sales of shares of the Trust including financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public and advertising campaigns.

REDEMPTION OF SHARES

Shares of a Portfolio may be redeemed on any day that the Portfolio calculates its net asset value. Redemption requests received in proper form prior to the close of regular trading on the NYSE will be effected at the net asset value per share determined on that day less the amount of any applicable CDSC. Redemption requests received after the close of regular trading on the NYSE will be effected at the net asset value next determined less the CDSC. A Portfolio is required to transmit redemption proceeds for credit to the shareholder's account within seven days after receipt of a redemption request Redemption of shares purchased by check will not be effected until the check clears, which may take up to 15 days from the purchase date.

Redemption requests may be given to a dealer having a selling agreement with the Distributor (who is responsible for transmitting them to the Trust's Transfer Agent) or directly to the Transfer Agent, if the shareholder purchased shares directly from the Distributor. In order to be effective, certain redemption requests of a shareholder may require the submission of documents commonly required to assure the safety of a particular account.

The Trust may suspend redemption procedures and postpone redemption payment during any period when the NYSE is closed other than for customary weekend or holiday closing or when the SEC has determined an emergency exists or has otherwise permitted such suspension or postponement.

Certain requests require a signature guarantee. To protect you and the Trust from fraud, certain transactions and redemption requests must be in writing and must include a signature guarantee in the following situations (there may be other situations also requiring a signature guarantee in the discretion of the Trust or Transfer Agent):

    1.  Re-registration of the account.

    2.  Changing bank wiring instructions on the account.

    3.  Name change on the account.

    4.  Setting up/changing systematic withdrawal plan to a secondary address.

    5.  Redemptions greater than $25,000.

    6. Any redemption check that is made payable to someone other than the shareholder(s).

                                     ~ 28 ~

    7. Any redemption check that is being mailed to a different address than the address of record.

    8.  Your account registration has changed within the last 30 days.

You should be able to obtain a signature guarantee from a bank or trust company, credit union, broker-dealer, securities exchange or association, clearing agency or savings association, as defined by federal law.

SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders. Any Portfolio from which redemptions will be made pursuant to the Plan will be referred to as a "SWP Portfolio". The Withdrawal Plan provides for monthly, quarterly, semi-annual or annual payments in any amount not less than $25, or in any whole percentage of the value of the SWP Portfolio's shares, on an annualized basis. Any applicable CDSC will be imposed on shares redeemed under the Withdrawal Plan (see "Purchase of Shares"), except that the CDSC, if any, will be waived on redemptions under the Withdrawal Plan of up to 12% annually of the value of each SWP Portfolio account, based on the Share values next determined after the shareholder establishes the Withdrawal Plan. Redemptions for which this CDSC waiver policy applies may be in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Under this CDSC waiver policy, amounts withdrawn each period will be paid by first redeeming shares not subject to a CDSC because the shares were purchased by the reinvestment of dividends or capital gains distributions, the CDSC period has elapsed or some other waiver of the CDSC applies. If shares subject to a CDSC must be redeemed, shares held for the longest period of time will be redeemed first followed by shares held the next longest period of time until shares held the shortest period of time are redeemed. Any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable CDSC) to the shareholder will be the designated monthly, quarterly, semi-annual or annual amount.

A shareholder may suspend or terminate participation in the Withdrawal Plan at any time. A shareholder who has suspended participation may resume payments under the Withdrawal Plan, without requiring a new determination of the account value for the 12% CDSC waiver. The Withdrawal Plan may be terminated or revised at any time by the Portfolios.

The addition of a new SWP Portfolio will not change the account value for the 12% CDSC waiver for the SWP Portfolios already participating in the Withdrawal Plan.

Withdrawal Plan payments should not be considered dividends, yields or income. If periodic Withdrawal Plan payments continuously exceed net investment income and net capital gains, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes. Shareholders should contact their dealer representative or the Manager for further information about the Withdrawal Plan.

REINSTATEMENT PRIVILEGE. A shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within 35 days after the date of the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Portfolios in the same Class from which such shares were redeemed or repurchased, at net asset value next determined after a reinstatement request (made in writing to and approved by the Manager), together with the proceeds, is received by the Transfer Agent and receive a pro-rata credit for any CDSC paid in connection with such redemption or repurchase.

INVOLUNTARY REDEMPTIONS. Due to the relatively high cost of maintaining small accounts, the Trust may redeem an account having a current value of $7,500 or less as a result of redemptions,

                                     ~ 29 ~
but not as a result of a fluctuation in a Portfolio's net asset value after the shareholder has been given at least 30 days in which to increase the account balance to more than that amount. Involuntary redemptions may result in the liquidation of Portfolio holdings at a time when the value of those holdings is lower than the investor's cost of the investment or may result in the realization of taxable capital gains. No CDSC will be imposed on any involuntary redemption.

No CDSC is imposed at the time of any exchange of shares, although any applicable CDSC will be imposed upon ultimate redemption. The Trust may in the future offer an exchange feature involving shares of an unaffiliated Fund group subject to receipt of appropriate regulatory relief.

EXCHANGE PRIVILEGE. Shares of a Portfolio may be exchanged without payment of any exchange fee for shares of another Portfolio of the same Class at their respective net asset values.

An exchange of shares is treated for federal income tax purposes as a redemption
(sale) of shares given in exchange by the shareholder, and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange. The exchange privilege is available to shareholders residing in any state in which Portfolio shares being acquired may be legally sold.

The Manager reserves the right to reject any exchange request and the exchange privilege may be modified or terminated upon notice to shareholders in accordance with applicable rules adopted by the Securities and Exchange Commission.

With regard to redemptions and exchanges made by telephone, the Distributor and the Trust's Transfer Agent will request personal or other identifying information to confirm that the instructions received from shareholders or their account representatives are genuine. Calls may be recorded. If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send us written instructions, as described elsewhere in this prospectus. For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss. The Distributor and the Transfer Agent also will not be liable for any losses if they follow instructions by phone that they reasonably believe are genuine or if an investor is unable to execute a transaction by phone.

Because excessive trading (including short-term "market timing" trading) can limit a Portfolio's performance, each Portfolio may refuse any exchange orders
(1) if they appear to be market-timing transactions involving significant portions of a Portfolio's assets or (2) from any shareholder account if the shareholder or his or her broker-dealer has been advised that previous use of the exchange privilege is considered excessive. Accounts under common ownership or control, including those with the same taxpayer ID number and those administered so as to redeem or purchase shares based upon certain predetermined market indicators, will be considered one account for this purpose.

DIVIDENDS AND DISTRIBUTIONS

Net investment income (i.e., income other than long and short term capital gains) and net realized long and short term capital gains will be determined separately for each Portfolio. Dividends derived from net investment income and distributions of net realized long and short term capital gains paid by a Portfolio to a shareholder will be automatically reinvested (at current net asset value) in additional shares of that Portfolio (which will be deposited in the shareholder's account) unless the shareholder instructs the Trust, in writing, to pay all dividends and distributions in cash. Dividends attributable to the net investment income of the U.S. Government Money Market Portfolio, the Municipal Bond Portfolio and the Investment Quality Bond Portfolio will be declared daily and paid monthly. Shareholders of those Portfolios receive dividends from the day following the purchase up to an including the date of redemption.

                                     ~ 30 ~

Dividends attributable to the net investment income of the remaining Portfolios are declared and paid annually. Distributions of any net realized long term and short term capital gains earned by a Portfolio will be made annually. Shares acquired by dividend and distribution reinvestment will not be subject to any CDSC and will be eligible for conversion on a pro rata basis.

TAX CONSEQUENCES

The following tax information in this PROSPECTUS is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Trust.

TAXES ON DISTRIBUTIONS. Your distributions are normally subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Trust.

With respect to the Municipal Bond Portfolio, distributions designated as "exempt--interest dividends" generally will be exempt from regular federal income tax. However, income exempt from regular federal income tax may be subject to state or local tax. In addition, income derived from certain municipal securities may be subject to the federal "alternative minimum tax." Certain tax-exempt securities whose proceeds are used to finance private, for-profit organizations are subject to this special tax system that ensures that individuals pay at least some federal taxes. Although interest on these securities is generally exempt from federal income tax, some taxpayers who have many tax deductions or exemptions nevertheless may have to pay tax on the income.

You will be sent annually a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

TAXES ON SALES. Your sale of Portfolio shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Portfolio shares for shares of another Portfolio is treated for tax purposes like a sale of your original Portfolio shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

When you open your Portfolio account, you should provide your social security or tax identification number on your investment application. By providing this information, you can avoid being subject to a federal backup withholding tax on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.

                                     ~ 31 ~

                              FINANCIAL HIGHLIGHTS

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

The financial highlights tables are intended to help you understand each Portfolio's financial performance for the life of each Portfolio. The total returns in the table represent the rate an investor would have earned or lost on an investment in each respective Portfolio (assuming reinvestment of all dividends and distributions).

This information has been audited by Ernst & Young LLP, Independent Auditors, whose report, along with the financial statements for each Portfolio is included in the annual report, which is available upon request.

                                                                           INCOME FROM INVESTMENT
                                                                                 OPERATIONS
                                                                  ----------------------------------------

                                                                                NET REALIZED
                                                      NET ASSET      NET            AND
                                                       VALUE,     INVESTMENT     UNREALIZED     TOTAL FROM
                                                      BEGINNING     INCOME     GAIN (LOSS) ON   INVESTMENT
                                                      OF PERIOD     (LOSS)      INVESTMENTS     OPERATIONS
    LARGE CAPITALIZATION VALUE PORTFOLIO (CLASS B)
               YEAR ENDED AUGUST 31, 2001              $18.25       ($0.10)        $ 1.31         $ 1.21
               YEAR ENDED AUGUST 31, 2000               20.50         0.13          (0.41)         (0.28)
         JANUARY 4, 1999 TO AUGUST 31, 1999 (2)         20.21        (0.02)          0.31           0.29


                                                            DIVIDENDS AND DISTRIBUTIONS
                                                      ----------------------------------------
                                                                     DISTRIBUTIONS
                                                                          TO
                                                      DIVIDENDS TO   SHAREHOLDERS
                                                      SHAREHOLDERS     FROM NET      NET ASSET
                                                        FROM NET       REALIZED       VALUE,
                                                       INVESTMENT      GAINS ON       END OF
                                                         INCOME       INVESTMENTS     PERIOD
    LARGE CAPITALIZATION VALUE PORTFOLIO (CLASS B)
               YEAR ENDED AUGUST 31, 2001               ($0.11)         ($0.46)       $18.89
               YEAR ENDED AUGUST 31, 2000                (0.17)          (1.80)        18.25
         JANUARY 4, 1999 TO AUGUST 31, 1999 (2)          --             --             20.50


                                                                                               RATIOS
                                                                               ---------------------------------------

                                                                                              RATIO OF NET
                                                                               RATIO OF NET    INVESTMENT
                                                                  NET ASSETS    OPERATING        INCOME
                                                                    END OF     EXPENSES TO     (LOSS) TO     PORTFOLIO
                                                        TOTAL       PERIOD     AVERAGE NET    AVERAGE NET    TURNOVER
                                                       RETURN*     (000'S)        ASSETS         ASSETS        RATE
    LARGE CAPITALIZATION VALUE PORTFOLIO (CLASS B)
               YEAR ENDED AUGUST 31, 2001                6.63%      $1,186      1.86%(1)      (0.30%)(1)        86%
               YEAR ENDED AUGUST 31, 2000               (1.33%)      1,280      1.78%(1)      (0.03%)(1)        90%
         JANUARY 4, 1999 TO AUGUST 31, 1999 (2)          1.43%         172      1.72%(1,3)    (0.53%)(1,3)      67%

----------------------------------
(1) DURING THE FISCAL YEAR ENDED AUGUST 31, 2001 AND AUGUST 31, 2000 SARATOGA DID NOT WAIVE ANY OF ITS MANAGEMENT FEES. DURING THE FISCAL YEARS ENDED AUGUST 31, 1999, SARATOGA CAPITAL MANAGEMENT WAIVED A PORTION OF ITS MANAGEMENT FEES. ADDITIONALLY, FOR THE PERIODS PRESENTED ABOVE, THE PORTFOLIO BENEFITED FROM AN EXPENSE OFFSET ARRANGEMENT WITH ITS CUSTODIAN BANK. IF SUCH WAIVERS, ASSUMPTIONS AND EXPENSE OFFSETS HAD NOT BEEN IN EFFECT FOR THE RESPECTIVE PERIODS, THE RATIOS OF NET OPERATING EXPENSES TO AVERAGE DAILY NET ASSETS AND OF NET INVESTMENT INCOME (LOSS) TO AVERAGE DAILY NET ASSETS WOULD HAVE BEEN 1.86% AND (0.30%) RESPECTIVELY, FOR THE YEAR ENDED AUGUST 31, 2001, 1.78% AND (0.03%) RESPECTIVELY, FOR THE YEAR ENDED AUGUST 31, 2000, 2.21% AND 1.02% RESPECTIVELY, FOR THE YEAR ENDED AUGUST 31, 1999.

    LARGE CAPITALIZATION GROWTH PORTFOLIO (CLASS B)
               YEAR ENDED AUGUST 31, 2001              $32.99       ($0.32)       ($14.78)       ($15.10)       --
               YEAR ENDED AUGUST 31, 2000               26.75        (0.13)          8.03           7.90        --
         JANUARY 4, 1999 TO AUGUST 31, 1999 (2)         24.74        (0.04)          2.05           2.01        --

    LARGE CAPITALIZATION GROWTH PORTFOLIO (CLASS B)
               YEAR ENDED AUGUST 31, 2001               ($3.18)       $14.71      (48.78%)     $1,140      1.85%(1)
               YEAR ENDED AUGUST 31, 2000                (1.66)        32.99       30.22%       2,801      1.67%(1)
         JANUARY 4, 1999 TO AUGUST 31, 1999 (2)          --            26.75        8.12%         204      1.19%(1,3)

    LARGE CAPITALIZATION GROWTH PORTFOLIO (CLASS B)
               YEAR ENDED AUGUST 31, 2001             (1.17%)(1)        36%
               YEAR ENDED AUGUST 31, 2000             (1.16%)(1)        33%
         JANUARY 4, 1999 TO AUGUST 31, 1999 (2)       (0.73%)(1,3)      39%

----------------------------------
(1) DURING THE FISCAL YEARS ENDED AUGUST 31, 2001 SARATOGA DID NOT WAIVE ANY OF ITS MANAGEMENT FEES. DURING THE FISCAL YEARS ENDED AUGUST 31, 2000, AND AUGUST 31, 1999, SARATOGA CAPITAL MANAGEMENT WAIVED A PORTION OF ITS MANAGEMENT FEES. ADDITIONALLY, FOR THE PERIODS PRESENTED ABOVE, THE PORTFOLIO BENEFITED FROM AN EXPENSE OFFSET ARRANGEMENT WITH ITS CUSTODIAN BANK. IF SUCH WAIVERS, ASSUMPTIONS AND EXPENSE OFFSETS HAD NOT BEEN IN EFFECT FOR THE RESPECTIVE PERIODS, THE RATIOS OF NET OPERATING EXPENSES TO AVERAGE DAILY NET ASSETS AND OF NET INVESTMENT INCOME (LOSS) TO AVERAGE DAILY NET ASSETS WOULD HAVE BEEN 1.90% AND (1.17%) RESPECTIVELY, FOR THE YEAR ENDED AUGUST 31, 2001, 1.72% AND (1.11)% RESPECTIVELY, FOR THE YEAR ENDED AUGUST 31, 2000, 3.31% AND (2.86%) RESPECTIVELY, FOR THE YEAR ENDED AUGUST 31, 1999.

    SMALL CAPITALIZATION PORTFOLIO (CLASS B)
               YEAR ENDED AUGUST 31, 2001              $12.70       ($0.11)        $ 0.30         $ 0.19        --
               YEAR ENDED AUGUST 31, 2000               10.04        (0.06)          2.84           2.78        --
         JANUARY 4, 1999 TO AUGUST 31, 1999 (2)          9.33        (0.02)          0.73           0.71        --

    SMALL CAPITALIZATION PORTFOLIO (CLASS B)
               YEAR ENDED AUGUST 31, 2001               ($1.15)       $11.74        2.62%      $  422      2.08%(1)
               YEAR ENDED AUGUST 31, 2000                (0.12)        12.70       28.17%         436      2.04%(1)
         JANUARY 4, 1999 TO AUGUST 31, 1999 (2)          --            10.04        7.61%          73      1.42%(1,3)

    SMALL CAPITALIZATION PORTFOLIO (CLASS B)
               YEAR ENDED AUGUST 31, 2001             (0.92%)(1)        96%
               YEAR ENDED AUGUST 31, 2000             (1.11%)(1)        59%
         JANUARY 4, 1999 TO AUGUST 31, 1999 (2)       (1.02%)(1,3)      32%

----------------------------------
(1) DURING THE YEAR ENDED AUGUST 31, 2001 SARATOGA DID NOT WAIVE ANY OF ITS MANAGEMENT FEES. DURING THE FISCAL YEAR ENDED AUGUST 31, 2000, AND AUGUST 31, 1999, SARATOGA CAPITAL MANAGEMENT WAIVED A PORTION OF ITS MANAGEMENT FEES. ADDITIONALLY, FOR THE PERIODS PRESENTED ABOVE, THE PORTFOLIO BENEFITED FROM AN EXPENSE OFFSET ARRANGEMENT WITH ITS CUSTODIAN BANK. IF SUCH WAIVERS, ASSUMPTIONS AND EXPENSE OFFSETS HAD NOT BEEN IN EFFECT FOR THE RESPECTIVE PERIODS, THE RATIOS OF NET OPERATING EXPENSES TO AVERAGE DAILY NET ASSETS AND OF NET INVESTMENT INCOME (LOSS) TO AVERAGE DAILY NET ASSETS WOULD HAVE BEEN 2.09% AND (0.92%) RESPECTIVELY, FOR THE YEAR ENDED AUGUST 31, 2001, 0.02% AND 0.01% RESPECTIVELY, FOR THE YEAR ENDED AUGUST 31, 2000, 1.43% AND (1.02%) RESPECTIVELY, FOR THE YEAR ENDED AUGUST 31, 1999.

                                     ~ 32 ~

                              FINANCIAL HIGHLIGHTS

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                           INCOME FROM INVESTMENT
                                                                                 OPERATIONS
                                                                  ----------------------------------------

                                                                                NET REALIZED
                                                      NET ASSET      NET            AND
                                                       VALUE,     INVESTMENT     UNREALIZED     TOTAL FROM
                                                      BEGINNING     INCOME     GAIN (LOSS) ON   INVESTMENT
                                                      OF PERIOD     (LOSS)      INVESTMENTS     OPERATIONS
    INTERNATIONAL EQUITY PORTFOLIO (CLASS B)
               YEAR ENDED AUGUST 31, 2001              $15.41       ($0.10)        ($5.19)        ($5.29)
               YEAR ENDED AUGUST 31, 2000               13.09        --              2.58           2.58
         JANUARY 4, 1999 TO AUGUST 31, 1999 (2)         12.29        (0.02)          0.82           0.80


                                                            DIVIDENDS AND DISTRIBUTIONS
                                                      ----------------------------------------
                                                                     DISTRIBUTIONS
                                                                          TO
                                                      DIVIDENDS TO   SHAREHOLDERS
                                                      SHAREHOLDERS     FROM NET      NET ASSET
                                                        FROM NET       REALIZED       VALUE,
                                                       INVESTMENT      GAINS ON       END OF
                                                         INCOME       INVESTMENTS     PERIOD
    INTERNATIONAL EQUITY PORTFOLIO (CLASS B)
               YEAR ENDED AUGUST 31, 2001                --             ($1.25)       $ 8.87
               YEAR ENDED AUGUST 31, 2000              ($ 0.08)          (0.18)        15.41
         JANUARY 4, 1999 TO AUGUST 31, 1999 (2)          --             --             13.09


                                                                                               RATIOS
                                                                               ---------------------------------------

                                                                                              RATIO OF NET
                                                                               RATIO OF NET    INVESTMENT
                                                                  NET ASSETS    OPERATING        INCOME
                                                                    END OF     EXPENSES TO     (LOSS) TO     PORTFOLIO
                                                        TOTAL       PERIOD     AVERAGE NET    AVERAGE NET    TURNOVER
                                                       RETURN*     (000'S)        ASSETS         ASSETS        RATE
    INTERNATIONAL EQUITY PORTFOLIO (CLASS B)
               YEAR ENDED AUGUST 31, 2001              (36.40%)       $285      1.99%(1)      (0.95%)(1)        45%
               YEAR ENDED AUGUST 31, 2000               19.71%         420      2.02%(1)      (0.67%)(1)        45%
         JANUARY 4, 1999 TO AUGUST 31, 1999 (2)          6.51%          68      2.16%(1,3)    (0.77%)(1,3)      46%

----------------------------------
(1) DURING THE FISCAL YEAR ENDED AUGUST 31, 2001 AND AUGUST 31, 2000 SARATOGA DID NOT WAIVE ANY OF ITS MANAGEMENT FEES. DURING THE FISCAL YEARS ENDED AUGUST 31, 1999, SARATOGA CAPITAL MANAGEMENT WAIVED A PORTION OF ITS MANAGEMENT FEES. ADDITIONALLY, FOR THE PERIODS PRESENTED ABOVE, THE PORTFOLIO BENEFITED FROM AN EXPENSE OFFSET ARRANGEMENT WITH ITS CUSTODIAN BANK. IF SUCH WAIVERS, ASSUMPTIONS AND EXPENSE OFFSETS HAD NOT BEEN IN EFFECT FOR THE RESPECTIVE PERIODS, THE RATIOS OF NET OPERATING EXPENSES TO AVERAGE DAILY NET ASSETS AND OF NET INVESTMENT INCOME (LOSS) TO AVERAGE DAILY NET ASSETS WOULD HAVE BEEN 2.18% AND (0.95%) RESPECTIVELY, FOR THE YEAR ENDED AUGUST 31, 2001, 2.18% AND (0.51%) RESPECTIVELY, FOR THE YEAR ENDED AUGUST 31, 2000, 2.84% AND (1.45%) RESPECTIVELY, FOR THE YEAR ENDED AUGUST 31, 1999.

    INVESTMENT QUALITY BOND PORTFOLIO (CLASS B)
               YEAR ENDED AUGUST 31, 2001              $ 9.89       $ 0.42         $ 0.53         $ 0.95       ($0.42)
               YEAR ENDED AUGUST 31, 2000                9.88         0.46           0.01           0.47        (0.46)
         JANUARY 4, 1999 TO AUGUST 31, 1999 (2)         10.29         0.28          (0.41)         (0.13)       (0.28)

    INVESTMENT QUALITY BOND PORTFOLIO (CLASS B)
               YEAR ENDED AUGUST 31, 2001                --           $10.42        9.80%        $339      1.91%(1)
               YEAR ENDED AUGUST 31, 2000                --             9.89        4.88%         125      1.92%(1)
         JANUARY 4, 1999 TO AUGUST 31, 1999 (2)          --             9.88       (1.32%)         64      1.07%(1,3)

    INVESTMENT QUALITY BOND PORTFOLIO (CLASS B)
               YEAR ENDED AUGUST 31, 2001              4.06%(1)         52%
               YEAR ENDED AUGUST 31, 2000              4.68%(1)         53%
         JANUARY 4, 1999 TO AUGUST 31, 1999 (2)        2.23%(1,3)       62%

----------------------------------
(1) DURING THE FISCAL YEAR ENDED AUGUST 31, 2001 AND AUGUST 31, 2000 SARATOGA DID NOT WAIVE ANY OF ITS MANAGEMENT FEES. DURING THE FISCAL YEARS ENDED AUGUST 31, 1999, SARATOGA CAPITAL MANAGEMENT WAIVED A PORTION OF ITS MANAGEMENT FEES. ADDITIONALLY, FOR THE PERIODS PRESENTED ABOVE, THE PORTFOLIO BENEFITED FROM AN EXPENSE OFFSET ARRANGEMENT WITH ITS CUSTODIAN BANK. IF SUCH WAIVERS, ASSUMPTIONS AND EXPENSE OFFSETS HAD NOT BEEN IN EFFECT FOR THE RESPECTIVE PERIODS, THE RATIOS OF NET OPERATING EXPENSES TO AVERAGE DAILY NET ASSETS AND OF NET INVESTMENT INCOME (LOSS) TO AVERAGE DAILY NET ASSETS WOULD HAVE BEEN 2.06% AND 4.06% RESPECTIVELY, FOR THE YEAR ENDED AUGUST 31, 2001, 1.96% AND 4.72% RESPECTIVELY, FOR THE YEAR ENDED AUGUST 31, 2000, 1.13% AND 2.29% RESPECTIVELY, FOR THE YEAR ENDED
    AUGUST 31, 1999.

    MUNICIPAL BOND PORTFOLIO (CLASS B)
               YEAR ENDED AUGUST 31, 2001              $10.10       $ 0.32         $ 0.56         $ 0.88       ($0.32)
               YEAR ENDED AUGUST 31, 2000               10.00         0.34           0.16           0.50        (0.34)
         JANUARY 4, 1999 TO AUGUST 31, 1999 (2)         10.66         0.25          (0.66)         (0.41)       (0.25)

    MUNICIPAL BOND PORTFOLIO (CLASS B)
               YEAR ENDED AUGUST 31, 2001                --           $10.66        8.85%        $ 39      2.19%(1)
               YEAR ENDED AUGUST 31, 2000               ($0.06)        10.10        5.14%          16      2.19%(1)
         JANUARY 4, 1999 TO AUGUST 31, 1999 (2)          --            10.00       (3.91%)          8      1.24%(1,3)

    MUNICIPAL BOND PORTFOLIO (CLASS B)
               YEAR ENDED AUGUST 31, 2001              3.02%(1)         21%
               YEAR ENDED AUGUST 31, 2000              3.38%(1)         12%
         JANUARY 4, 1999 TO AUGUST 31, 1999 (2)        1.76%(1,3)       23%

----------------------------------
(1) DURING THE FISCAL YEAR ENDED AUGUST 31, 2001, AUGUST 31, 2000, AND
    AUGUST 31, 1999, SARATOGA CAPITAL MANAGEMENT WAIVED A PORTION OF ITS MANAGEMENT FEES. ADDITIONALLY, FOR THE PERIODS PRESENTED ABOVE, THE PORTFOLIO BENEFITED FROM AN EXPENSE OFFSET ARRANGEMENT WITH ITS CUSTODIAN BANK. IF SUCH WAIVERS, ASSUMPTIONS AND EXPENSE OFFSETS HAD NOT BEEN IN EFFECT FOR THE RESPECTIVE PERIODS, THE RATIOS OF NET OPERATING EXPENSES TO AVERAGE DAILY NET ASSETS AND OF NET INVESTMENT INCOME (LOSS) TO AVERAGE DAILY NET ASSETS WOULD HAVE BEEN 2.54% AND 3.02% RESPECTIVELY, FOR THE YEAR ENDED AUGUST 31, 2001, 3.11% AND 2.78% RESPECTIVELY, FOR THE YEAR ENDED AUGUST 31, 2000, 1.44% AND 1.96% RESPECTIVELY, FOR THE YEAR ENDED
    AUGUST 31, 1999.

                                     ~ 33 ~

                              FINANCIAL HIGHLIGHTS

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                           INCOME FROM INVESTMENT
                                                                                 OPERATIONS
                                                                  ----------------------------------------

                                                                                NET REALIZED
                                                      NET ASSET      NET            AND
                                                       VALUE,     INVESTMENT     UNREALIZED     TOTAL FROM
                                                      BEGINNING     INCOME     GAIN (LOSS) ON   INVESTMENT
                                                      OF PERIOD     (LOSS)      INVESTMENTS     OPERATIONS
    U.S. GOVERNMENT MONEY MARKET PORTFOLIO (CLASS B)
               YEAR ENDED AUGUST 31, 2001              $1.000       $0.040         --             $0.040
               YEAR ENDED AUGUST 31, 2000               1.000        0.040         --              0.040
         JANUARY 4, 1999 TO AUGUST 31, 1999 (2)         1.000        0.022         --              0.022


                                                            DIVIDENDS AND DISTRIBUTIONS
                                                      ----------------------------------------
                                                                     DISTRIBUTIONS
                                                                          TO
                                                      DIVIDENDS TO   SHAREHOLDERS
                                                      SHAREHOLDERS     FROM NET      NET ASSET
                                                        FROM NET       REALIZED       VALUE,
                                                       INVESTMENT      GAINS ON       END OF
                                                         INCOME       INVESTMENTS     PERIOD
    U.S. GOVERNMENT MONEY MARKET PORTFOLIO (CLASS B)
               YEAR ENDED AUGUST 31, 2001              ($0.040)         --            $1.000
               YEAR ENDED AUGUST 31, 2000               (0.040)         --             1.000
         JANUARY 4, 1999 TO AUGUST 31, 1999 (2)         (0.022)         --             1.000


                                                                                               RATIOS
                                                                               ---------------------------------------

                                                                                              RATIO OF NET
                                                                               RATIO OF NET    INVESTMENT
                                                                  NET ASSETS    OPERATING        INCOME
                                                                    END OF     EXPENSES TO     (LOSS) TO     PORTFOLIO
                                                        TOTAL       PERIOD     AVERAGE NET    AVERAGE NET    TURNOVER
                                                       RETURN*     (000'S)        ASSETS         ASSETS        RATE
    U.S. GOVERNMENT MONEY MARKET PORTFOLIO (CLASS B)
               YEAR ENDED AUGUST 31, 2001                3.67%        $109      1.89%(1)       3.56%(1)       N/A
               YEAR ENDED AUGUST 31, 2000                4.10%         115      1.87%(1)       4.06%(1)       N/A
         JANUARY 4, 1999 TO AUGUST 31, 1999 (2)          1.94%          70      1.06%(1,3)     1.82%(1,3)     N/A

----------------------------------
(1) DURING THE FISCAL YEAR ENDED AUGUST 31, 2000 SARATOGA DID NOT WAIVE ANY OF ITS MANAGEMENT FEES. DURING THE FISCAL YEARS ENDED AUGUST 31, 2001 AND AUGUST 31, 1999, SARATOGA CAPITAL MANAGEMENT WAIVED A PORTION OF ITS MANAGEMENT FEES. ADDITIONALLY, FOR THE PERIODS PRESENTED ABOVE, THE PORTFOLIO BENEFITED FROM AN EXPENSE OFFSET ARRANGEMENT WITH ITS CUSTODIAN BANK. IF SUCH WAIVERS, ASSUMPTIONS AND EXPENSE OFFSETS HAD NOT BEEN IN EFFECT FOR THE RESPECTIVE PERIODS, THE RATIOS OF NET OPERATING EXPENSES TO AVERAGE DAILY NET ASSETS AND OF NET INVESTMENT INCOME (LOSS) TO AVERAGE DAILY NET ASSETS WOULD HAVE BEEN 1.89% AND 3.56% RESPECTIVELY, FOR THE YEAR ENDED AUGUST 31, 2001, 1.87% AND 4.06% RESPECTIVELY, FOR THE YEAR ENDED AUGUST 31, 2000, 1.10% AND 1.86% RESPECTIVELY, FOR THE YEAR ENDED
    AUGUST 31, 1999.
(2) COMMENCEMENT OF OFFERING.
(3) NOT ANNUALIZED.
* ASSUMES REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. AGGREGATE (NOT ANNUALIZED) TOTAL RETURN IS SHOWN FOR ANY PERIOD SHORTER THAN ONE YEAR.

                                     ~ 34 ~

                                 CLASS B SHARES
                                   PROSPECTUS

                                     [LOGO]

Additional information about each Portfolio's investments is available in the Trust's ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Trust's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year. The Trust's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about each Portfolio. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request other information about the Trust, or to make shareholder inquiries, please call:

                                 (800) 807-FUND

You also may obtain information about the Trust by calling your financial advisor or by visiting our Internet site at:

                           HTTP://WWW.SARATOGACAP.COM

Information about the Trust (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Trust are available on the EDGAR Database on the SEC's Internet site (www.sec.gov) and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference
Section of the SEC, Washington, DC 20549-0102.

The Trust's Investment Company Act file number is 811-08542.

                                     [LOGO]

                                 CLASS C SHARES

                         PROSPECTUS -- JANUARY 1, 2002

              T H E  S A R A T O G A  A D V A N T A G E  T R U S T

The Saratoga Advantage Trust is a mutual fund company comprised of 7 separate mutual fund portfolios, each with its own distinctive investment objectives and policies. The Portfolios are:

  - U.S. GOVERNMENT MONEY MARKET PORTFOLIO

  - INVESTMENT QUALITY BOND PORTFOLIO

  - MUNICIPAL BOND PORTFOLIO

  - LARGE CAPITALIZATION VALUE PORTFOLIO

  - LARGE CAPITALIZATION GROWTH PORTFOLIO

  - SMALL CAPITALIZATION PORTFOLIO

  - INTERNATIONAL EQUITY PORTFOLIO

THE PORTFOLIOS ARE MANAGED BY SARATOGA CAPITAL MANAGEMENT (THE "MANAGER"). EACH PORTFOLIO IS ADVISED BY AN INVESTMENT ADVISER SELECTED AND SUPERVISED BY THE MANAGER.

The Trust is designed to help investors to implement an asset allocation strategy to meet their individual needs as well as select individual investments within each asset category among the myriad choices available. The Trust makes available assistance to help certain investors identify their risk tolerance and investment objectives through use of an investor questionnaire, and to select an appropriate model allocation of assets among the Portfolios. As further assistance, the Trust makes available to certain investors the option of automatic reallocation or rebalancing of their selected model. The Trust also provides, on a periodic basis, a report to the investor containing an analysis and evaluation of the investor's account.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF
THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS


                                                              PAGE
                                                                 --
THE PORTFOLIOS
U.S. GOVERNMENT MONEY MARKET PORTFOLIO......................      3
INVESTMENT QUALITY BOND PORTFOLIO...........................      5
MUNICIPAL BOND PORTFOLIO....................................      8
LARGE CAPITALIZATION VALUE PORTFOLIO........................     11
LARGE CAPITALIZATION GROWTH PORTFOLIO.......................     13
SMALL CAPITALIZATION PORTFOLIO..............................     15
INTERNATIONAL EQUITY PORTFOLIO..............................     17
SUMMARY OF TRUST EXPENSES...................................     20
ADDITIONAL INVESTMENT STRATEGY INFORMATION..................     22
ADDITIONAL RISK INFORMATION.................................     22
INVESTMENT MANAGER..........................................     23
ADVISERS....................................................     24
ADMINISTRATION..............................................     25

SHAREHOLDER INFORMATION
PRICING OF PORTFOLIO SHARES.................................     25
PURCHASE OF SHARES..........................................     25
CONTINGENT DEFERRED SALES CHARGE............................     26
PLAN OF DISTRIBUTION........................................     26
REDEMPTION OF SHARES........................................     27
DIVIDENDS AND DISTRIBUTIONS.................................     30
TAX CONSEQUENCES............................................     30
FINANCIAL HIGHLIGHTS........................................     32

           NOTICE OF PRIVACY POLICY FOR THE SARATOGA ADVANTAGE TRUST

The Saratoga Advantage Trust ("Saratoga") respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is the information we collect from you on applications or other forms, from your activities on our website, and from the transactions you make with us, our affiliates, or third parties. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. Specifically, so that we may continue to offer you investment products and services to help you meet your investing needs, and to effect transactions that you request or authorize, we may disclose the nonpublic personal information we collect to companies that perform services on our behalf, such as Saratoga's transfer agent, or printers and mailers that assist us in the distribution of investor materials. These companies are instructed to use this information only for the services for which we hired them and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

                      THIS IS NOT PART OF THE PROSPECTUS.

                                     ~ 2 ~

                                 THE PORTFOLIOS

U.S. GOVERNMENT MONEY MARKET PORTFOLIO

INVESTMENT OBJECTIVE

The U.S. Government Money Market Portfolio seeks to provide maximum current income to the extent consistent with the maintenance of liquidity and the preservation of capital.

THE ADVISER

The Portfolio is advised by Sterling Capital Management Company. All investment decisions for the Portfolio are made by Sterling Capital's investment committee.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio will invest at least 80% of its assets in high quality, short-term U.S. Government securities. The Adviser seeks to maintain the Portfolio's share price at $1.00. The share price remaining stable at $1.00 means that the Portfolio would preserve the principal value of your investment.

The U.S. Government securities that the Portfolio may purchase include:

    - U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government.

    - Securities issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing these obligations are the Government National Mortgage Association and the Federal Housing Administration.

    - Securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow from the U.S. Treasury to meet its obligations. Among these agencies and instrumentalities are the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Federal Home Loan Bank.

    - Securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality. Among these agencies and instrumentalities is the Federal Farm Credit System.

In addition, the Portfolio may invest in repurchase agreements with respect to securities issued by the U.S. Government, its agencies and instrumentalities.

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objectives.

CREDIT AND INTEREST RATE RISKS. A principal risk of investing in the Portfolio is associated with its U.S. Government securities investments, which are subject to two types of risks: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and repay the principal on its debt. Interest rate risk, another risk of debt securities, refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates.

Credit risk is minimal with respect to the Portfolio's U.S. Government securities investments. Repurchase agreements involve a greater degree of credit risk. The Adviser, however, actively manages the Portfolio's assets to reduce the risk of losing any principal investment as a result of credit or interest rate risks. In addition, federal regulations require money market funds, such as the Portfolio, to invest only in high quality debt obligations and short maturities.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, if it is unable to do so, it is possible to lose money by investing in this Portfolio.

                                     ~ 3 ~

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio's past performance does not indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS
THIS CHART SHOWS HOW THE PERFORMANCE OF THE PORTFOLIO'S SHARES HAS VARIED FROM YEAR TO YEAR OVER THE LIFE OF THE PORTFOLIO.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ANNUAL TOTAL RETURNS CALENDAR YEARS*

1995  5.40%
'96   4.32%
'97   4.47%
'98   4.44%
'99   3.28%
'00   3.46%

During the period shown in the bar chart, the highest return for a calendar quarter was 1.50% (quarter ended June 30, 1995) and the lowest return for a calendar quarter was 0.71% (quarter ended June 30, 1999). Year-to-date total return as of September 30, 2001 for Class C shares was 2.25%.

------------------------

* CLASS C SHARES OF THE PORTFOLIO COMMENCED OPERATIONS ON JANUARY 4, 1999. THE RETURNS SHOWN IN THE CHART FOR THE CALENDAR YEARS 1995 THROUGH 1998 ARE FOR CLASS I SHARES OF THE PORTFOLIO WHICH ARE OFFERED IN A SEPARATE PROSPECTUS. CLASS I AND C SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES. THE RETURNS FOR CLASS C SHARES WOULD DIFFER FROM THOSE FOR CLASS I ONLY TO THE EXTENT THAT THE CLASSES HAVE DIFFERENT EXPENSES.

AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual returns of the Portfolio's shares with those of a broad measure of market performance over time, as well as with an index of funds with similar investment objectives. THE PORTFOLIO'S RETURNS ASSUME YOU SOLD THE SHARES AT THE END OF EACH PERIOD AND YOU WERE CHARGED A CONTINGENT DEFERRED SALES CHARGE. OF COURSE, IF YOU DID NOT SELL YOUR SHARES AT THE END OF THE PERIOD, YOUR RETURN WOULD BE HIGHER.

             AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2000)

                                                               PAST 1     PAST 5    LIFE OF PORTFOLIO
                                                                YEAR      YEARS      (SINCE 9/2/94)
-----------------------------------------------------------------------------------------------------
U.S. Government Money Market Portfolio(1)                      3.46%      4.19%           4.41%
-----------------------------------------------------------------------------------------------------
90 Day T-Bills                                                 5.86%      5.09%           5.13%
-----------------------------------------------------------------------------------------------------
Lipper U.S. Treasury Money Market Index(2)                     5.54%      4.85%           4.90%
-----------------------------------------------------------------------------------------------------

------------------------

(1) THE RETURN FOR THE PAST 1 YEAR IS FOR CLASS C SHARES, WHICH COMMENCED OPERATIONS ON 1/4/99. THE RETURNS FOR PERIODS PRIOR TO THAT DATE ARE BASED ON CLASS I SHARES OF THE PORTFOLIO THAT HAVE LOWER EXPENSES THAN CLASS C SHARES. THE RETURNS FOR ALL PERIODS INDICATED REFLECT THE IMPOSITION OF A CONTINGENT DEFERRED SALES CHARGE ASSESSED ON CLASS C SHARES AS DESCRIBED UNDER "CONTINGENT DEFERRED SALES CHARGE."

(2) THE LIPPER U.S. TREASURY MONEY MARKET FUND INDEX CONSISTS OF THE 30 LARGEST MUTUAL FUNDS THAT INVEST PRINCIPALLY IN U.S. TREASURY OBLIGATIONS WITH DOLLAR-WEIGHTED AVERAGE MATURITIES OF LESS THAN 90 DAYS. THESE FUNDS INTEND TO KEEP A CONSTANT NET ASSET VALUE. INVESTORS MAY NOT INVEST DIRECTLY IN THE INDEX.

FEES AND EXPENSES

For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

                                     ~ 4 ~

INVESTMENT QUALITY BOND PORTFOLIO

INVESTMENT OBJECTIVE

The Investment Quality Bond Portfolio seeks current income and reasonable stability of principal.

THE ADVISER

The Investment Quality Bond Portfolio is advised by Fox Asset Management, L.L.C. The Portfolio is managed by a team that includes J. Peter Skirkanich, John Sampson, James O'Mealia and Doug Edler. Mr. Skirkanich is the President and Chief Investment Officer of Fox and founded the firm in 1985. Mr. Sampson is a Managing Director and joined the firm in 1998 from Pharos Management LLC, a consulting firm specializing in fixed income investments. Mr. O'Mealia is a Managing Director of Fox and joined the firm in 1998 from Sunnymeath Asset Management Inc., where he was President. Mr. Edler is a Senior Vice President of Fox; he joined Fox in 1999 from J. P. Morgan & Co., Inc., where he managed that firm's proprietary fixed income investments.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio will normally invest at least 80% of its assets in investment grade fixed-income securities or in non-rated securities considered by the Adviser to be of comparable quality. The Portfolio may also invest in non-convertible fixed income preferred stock and mortgage pass-through securities. In deciding which securities to buy, hold or sell, the Adviser considers economic developments, interest rate trends and other factors such as the issuer's creditworthiness. The average maturity of the securities held by the Portfolio may range from three to ten years.

Mortgage pass-through securities are mortgage-backed securities that represent a participation interest in a pool of residential mortgage loans originated by the U.S. government or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest principal payments made by the individual borrowers on the pooled mortgage loans.

The Portfolio may invest in mortgage pass-through securities that are issued or guaranteed by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. These securities are either direct obligations of the U.S. Government, or the issuing agency/instrumentality has the right to borrow from the U.S. Treasury to meet its obligations, although the Treasury is not legally required to extend credit to the agency/instrumentality.

Private mortgage pass-through securities also can be Portfolio investments. They are issued by private originators of and investors in mortgage loans, including savings and loan associations and mortgage banks. Since private mortgage pass-through securities typically are not guaranteed by an entity having the credit status of a U.S. Government agency, the securities generally are structured with one or more type of credit enhancement.

In addition, the Portfolio may invest up to 5% of its net assets in fixed-income securities rated lower than investment grade, commonly known as "junk bonds."

                                     ~ 5 ~

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

FIXED-INCOME SECURITIES. Principal risks of investing in the Portfolio are associated with its fixed-income investments. All fixed-income securities, such as corporate bonds, are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt.

Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay current interest.) Long-term fixed income securities will rise and fall in response to interest rate changes to a greater extent than short-term securities.

MORTGAGE-BACKED SECURITIES. The Portfolio may invest in mortgage-backed securities, such as mortgage pass-through securities, which have different risk characteristics than traditional debt securities. Although the value of fixed-income securities generally increases during periods of falling interest rates and decreases during periods of rising interest rates, this is not always the case with mortgage-backed securities. This is due to the fact that the principal on underlying mortgages may be prepaid at any time as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring the Portfolio to invest the proceeds at generally lower interest rates.

Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on underlying mortgage pools. Rates of prepayment, faster or slower than expected by the Adviser, could reduce the Portfolio's yield, increase the volatility of the Portfolio and/or cause a decline in net asset value. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities.

OTHER RISKS. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments including the risks associated with junk bonds. For more information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

                                     ~ 6 ~

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio's past performance does not indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS
THIS CHART SHOWS HOW THE PERFORMANCE OF THE PORTFOLIO'S SHARES HAS VARIED FROM YEAR TO YEAR OVER THE LIFE OF THE PORTFOLIO.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ANNUAL TOTAL RETURNS CALENDAR YEARS*

1995  12.44%
'96    3.15%
'97    6.58%
'98    6.47%
'99   -0.73%
'00    7.93%

During the periods shown in the bar chart, the highest return for a calendar quarter was 3.99% (quarter ended June 30, 1995) and the lowest return for a calendar quarter was -0.73% (quarter ended March 31, 1996). Year-to-date total return as of September 30, 2001 for Class C shares was 6.95%.
------------------------

* CLASS C SHARES OF THE PORTFOLIO COMMENCED OPERATIONS ON JANUARY 4, 1999. THE RETURNS SHOWN IN THE CHART FOR THE CALENDAR YEARS 1995 THROUGH 1998 ARE FOR CLASS I SHARES OF THE PORTFOLIO WHICH ARE OFFERED IN A SEPARATE PROSPECTUS. CLASS I AND C SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES. THE RETURNS FOR CLASS C SHARES WOULD DIFFER FROM THOSE FOR CLASS I ONLY TO THE EXTENT THAT THE CLASSES HAVE DIFFERENT EXPENSES.

AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual returns of the Portfolio's shares with those of a broad measure of market performance over time, as well as with an index of funds with similar investment objectives. THE PORTFOLIO'S RETURNS ASSUME YOU SOLD THE SHARES AT THE END OF EACH PERIOD AND YOU WERE CHARGED A CONTINGENT DEFERRED SALES CHARGE. OF COURSE, IF YOU DID NOT SELL YOUR SHARES AT THE END OF THE PERIOD, YOUR RETURN WOULD BE HIGHER.

             AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2000)

                                                               PAST 1     PAST 5    LIFE OF PORTFOLIO
                                                                YEAR      YEARS      (SINCE 9/2/94)
-----------------------------------------------------------------------------------------------------
Investment Quality Bond Portfolio(1)                            7.93%     4.84%           5.50%
-----------------------------------------------------------------------------------------------------
Lehman Intermediate Government/Credit Bond Index(2)            10.10%     6.11%           7.31%
-----------------------------------------------------------------------------------------------------
Lipper Short-Intermediate Investment Grade Debt Funds
 Index(3)                                                       8.76%     5.61%           6.34%
-----------------------------------------------------------------------------------------------------

------------------------

(1) THE RETURN FOR THE PAST 1 YEAR IS FOR CLASS C SHARES, WHICH COMMENCED OPERATIONS ON 1/4/99. THE RETURNS FOR PERIODS PRIOR TO THAT DATE ARE BASED ON CLASS I SHARES OF THE PORTFOLIO THAT HAVE LOWER EXPENSES THAN CLASS C SHARES. THE RETURNS FOR ALL PERIODS INDICATED REFLECT THE IMPOSITION OF A CONTINGENT DEFERRED SALES CHARGE ASSESSED ON CLASS C SHARES AS DESCRIBED UNDER "CONTINGENT DEFERRED SALES CHARGE."

(2) THE LEHMAN INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX IS COMPOSED OF THE BONDS IN THE LEHMAN INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX THAT HAVE MATURITIES BETWEEN 1 AND 9.99 YEARS. THE LEHMAN INTERMEDIATE GOVERNMENT/ CREDIT BOND INDEX CONSISTS OF APPROXIMATELY 5,400 ISSUES. THE SECURITIES MUST BE INVESTMENT GRADE (BAA OR HIGHER) WITH AMOUNTS OUTSTANDING IN EXCESS OF $1 MILLION AND HAVE AT LEAST ONE YEAR TO MATURITY. THE LEHMAN INTERMEDIATE GOVERNMENT/ CREDIT BOND INDEX IS AN UNMANAGED INDEX THAT DOES NOT INCLUDE FEES AND EXPENSES. INVESTORS MAY NOT INVEST DIRECTLY IN THE INDEX.

(3) THE LIPPER SHORT-INTERMEDIATE INVESTMENT GRADE DEBT FUNDS INDEX CONSISTS OF THE 30 LARGEST MUTUAL FUNDS THAT INVEST AT LEAST 65% OF THEIR ASSETS IN INVESTMENT GRADE DEBT ISSUES (RATED IN THE TOP FOUR GRADES) WITH DOLLAR-WEIGHTED AVERAGE MATURITIES OF 1 TO 5 YEARS. INVESTORS MAY NOT INVEST DIRECTLY IN THE INDEX.

FEES AND EXPENSES

For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

                                     ~ 7 ~

MUNICIPAL BOND PORTFOLIO

INVESTMENT OBJECTIVE

The Municipal Bond Portfolio seeks a high level of interest income that is excluded from federal income taxation to the extent consistent with prudent investment management and the preservation of capital.

THE ADVISER

The Portfolio is advised by OpCap Advisors. It is managed by a management team lead by Matthew Greenwald, Senior Vice President of Oppenheimer Capital, the parent of OpCap Advisors. Mr. Greenwald has been a fixed income portfolio manager and financial analyst for Oppenheimer Capital since 1989. From 1984-1989 he was a fixed income portfolio manager with PaineWebber's Mitchell Hutchins Asset Management. Mr. Greenwald is a graduate of Penn State University and earned his MBA from Columbia University.

PRINCIPAL INVESTMENT STRATEGIES

As a matter of fundamental policy, the Portfolio will normally invest at least 80% of its assets in securities that pay interest exempt from federal income taxes. The Portfolio's Adviser generally invests the Portfolio's assets in municipal obligations. There are no maturity limitations on the Portfolio's securities. Municipal obligations are bonds, notes or short-term commercial paper issued by state governments, local governments, and their respective agencies. In pursuing the Portfolio's investment objective, the Adviser has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis. The Portfolio will invest primarily in municipal bonds rated within the four highest grades by Moody's Investors Service Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), or Fitch IBCA, Inc. ("Fitch") or, if not rated, of comparable quality in the opinion of the Adviser. The Portfolio may invest without limit in municipal obligations that pay interest income subject to the "alternative income tax" although it does not currently expect to invest more than 20% of its total assets in such instruments. Some shareholders may have to pay tax on distributions of this income.

Municipal bonds, notes and commercial paper are commonly classified as either "general obligation" or "revenue." General obligation bonds, notes, and commercial paper are secured by the issuer's faith and credit, as well as its taxing power, for payment of principal and interest. Revenue bonds, notes and commercial paper, however, are generally payable from a specific source of income. They are issued to fund a wide variety of public and private projects in sectors such as transportation, education and industrial development. Included within the revenue category are participations in lease obligations. The Portfolio's municipal obligation investments may include zero coupon securities, which are purchased at a discount and make no interest payments until maturity.

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

CREDIT AND INTEREST RATE RISKS. Municipal obligations, like other debt securities, are subject to two types of risks: credit risk and interest rate risk.

                                     ~ 8 ~

Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. In the case of revenue bonds, notes or commercial paper, for example, the credit risk is the possibility that the user fees from a project or other specified revenue sources are insufficient to meet interest and/or principal payment obligations. The issuers of private activity bonds, used to finance projects in sectors such as industrial development and pollution control, also may be negatively impacted by the general credit of the user of the project. Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Certain lease obligations contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing "non-appropriation" clauses are dependent on future legislative actions. If such legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.

Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay current interest.

The Portfolio is not limited as to the maturities of the municipal obligations in which it may invest. Thus, a rise in the general level of interest rates may cause the price of its portfolio securities to fall substantially.

OTHER RISKS. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

                                     ~ 9 ~

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio's past performance does not indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS
THIS CHART SHOWS HOW THE PERFORMANCE OF THE PORTFOLIO'S SHARES HAS VARIED FROM YEAR TO YEAR OVER THE LIFE OF THE PORTFOLIO.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ANNUAL TOTAL RETURNS CALENDAR YEARS*

1995  15.21%
'96    3.05%
'97    8.27%
'98    5.38%
'99   -6.72%
'00   11.41%

During the period shown in the bar chart, the highest return for a calendar quarter was 5.85% (quarter ended March 31, 1995) and the lowest return for a calendar quarter was -2.74% (quarter ended June 30, 1999). Year-to-date total return as of September 30, 2001 for Class C shares was 3.59%.

------------------------

* CLASS C SHARES OF THE PORTFOLIO COMMENCED OPERATIONS ON JANUARY 4, 1999. THE RETURNS SHOWN IN THE CHART FOR THE CALENDAR YEARS 1995 THROUGH 1998 ARE FOR CLASS I SHARES OF THE PORTFOLIO WHICH ARE OFFERED IN A SEPARATE PROSPECTUS. CLASS I AND C SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES. THE RETURNS FOR CLASS C SHARES WOULD DIFFER FROM THOSE FOR CLASS I ONLY TO THE EXTENT THAT THE CLASSES HAVE DIFFERENT EXPENSES.

AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual returns of the Portfolio's shares with those of a broad measure of market performance over time, as well as with an index of funds with similar investment objectives. THE PORTFOLIO'S RETURNS ASSUME YOU SOLD THE SHARES AT THE END OF EACH PERIOD AND YOU WERE CHARGED A CONTINGENT DEFERRED SALES CHARGE. OF COURSE, IF YOU DID NOT SELL YOUR SHARES AT THE END OF THE PERIOD, YOUR RETURN WOULD BE HIGHER.

             AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2000)

                                                               PAST 1     PAST 5    LIFE OF PORTFOLIO
                                                                YEAR      YEARS      (SINCE 9/2/94)
-----------------------------------------------------------------------------------------------------
Municipal Bond Portfolio(1)                                    11.41%      4.28%          4.99%
-----------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index(2)                        11.68%      5.83%          5.92%
-----------------------------------------------------------------------------------------------------
Lipper General Municipal Debt Funds Index(3)                   11.10%      4.99%          6.04%
-----------------------------------------------------------------------------------------------------

------------------------

(1) THE RETURN FOR THE PAST 1 YEAR IS FOR CLASS C SHARES, WHICH COMMENCED OPERATIONS ON 1/4/99. THE RETURNS FOR PERIODS PRIOR TO THAT DATE ARE BASED ON CLASS I SHARES OF THE PORTFOLIO THAT HAVE LOWER EXPENSES THAN CLASS C SHARES. THE RETURNS FOR ALL PERIODS INDICATED REFLECT THE IMPOSITION OF A CONTINGENT DEFERRED SALES CHARGE ASSESSED ON CLASS C SHARES AS DESCRIBED UNDER "CONTINGENT DEFERRED SALES CHARGE."

(2) THE LEHMAN BROTHERS MUNICIPAL BOND INDEX CONSISTS OF APPROXIMATELY 25,000 MUNICIPAL BONDS WHICH ARE SELECTED TO BE REPRESENTATIVE OF THE LONG-TERM, INVESTMENT GRADE TAX-EXEMPT BOND MARKET. THE BONDS SELECTED FOR THE INDEX HAVE THE FOLLOWING CHARACTERISTICS: A MINIMUM CREDIT RATING OF AT LEAST BAA; AN ORIGINAL ISSUE OF AT LEAST $50 MILLION; AT LEAST $3 MILLION OF THE ISSUE OUTSTANDING; ISSUED WITHIN THE LAST FIVE YEARS; AND A MATURITY OF AT LEAST ONE YEAR. THE LEHMAN INDEX IS AN UNMANAGED INDEX THAT DOES NOT INCLUDE FEES AND EXPENSES. INVESTORS MAY NOT INVEST DIRECTLY IN THE INDEX.

(3) THE LIPPER GENERAL MUNICIPAL DEBT FUNDS INDEX CONSISTS OF THE 30 LARGEST MUTUAL FUNDS THAT INVEST AT LEAST 65% OF THEIR ASSETS IN MUNICIPAL DEBT ISSUES IN THE TOP FOUR CREDIT RATINGS. INVESTORS MAY NOT INVEST DIRECTLY IN THE INDEX.

FEES AND EXPENSES

For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

                                     ~ 10 ~

LARGE CAPITALIZATION VALUE PORTFOLIO

INVESTMENT OBJECTIVE

The Large Capitalization Value Portfolio seeks total return consisting of capital appreciation and dividend income.

THE ADVISER

The Portfolio is advised by OpCap Advisors. It is managed by a portfolio team comprised of senior professionals of OpCap Advisors. One member of the team, Frank LeCates, has primary supervisory authority over implementation of the management team's purchase and sale recommendations. Mr. LeCates is the Director of Research at Oppenheimer Capital, the parent of OpCap Advisors. Mr. LeCates brings 32 years of investment experience to his current position. Formerly with Donaldson, Lufkin & Jenrette for 18 years, he has served as head of institutional equity sales, Director of Research and as a securities analyst. Mr. LeCates, a Chartered Financial Analyst, is a graduate of Princeton University and earned his MBA in finance from Harvard Business School.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio will normally invest at least 80% of its assets in a diversified portfolio of common stocks and securities convertible into common stocks of issuers with total market capitalizations of $1 billion or greater at the time of purchase. In determining which securities to buy, hold or sell, the Adviser focuses its investment selection on highly liquid equity securities that, in the Adviser's opinion, have above average price appreciation potential at the time of purchase. In general, securities are characterized as having above average dividend yields and below average price earnings ratios relative to the stock market in general, as measured by the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"). Other factors, such as earnings, the issuer's ability to generate cash flow in excess of business needs and sustain above average profitability, as well as industry outlook and market share, are also considered by the Adviser.

In addition, the Portfolio may invest in stock index futures contracts and options.

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

COMMON STOCKS. A principal risk of investing in the Portfolio is associated with common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

OTHER RISKS. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments including the risks associated with stock index futures contracts and options. For information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

                                     ~ 11 ~

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio's past performance does not indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS
THIS CHART SHOWS HOW THE PERFORMANCE OF THE PORTFOLIO'S SHARES HAS VARIED FROM YEAR TO YEAR OVER THE LIFE OF THE PORTFOLIO.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ANNUAL TOTAL RETURNS CALENDAR YEARS*

1995  36.98%
'96   23.98%
'97   25.49%
'98   11.77%
'99    0.52%
'00    9.37%

During the period shown in the bar chart, the highest return for a calendar quarter was 14.90% (quarter ended December 31, 1998) and the lowest return for a calendar quarter was -13.09% (quarter ended September 30, 1998). Year-to-date total return as of September 30, 2001 for Class C shares was -8.45%.

------------------------

* CLASS C SHARES OF THE PORTFOLIO COMMENCED OPERATIONS ON JANUARY 4, 1999. THE RETURNS SHOWN IN THE CHART FOR THE CALENDAR YEARS 1995 THROUGH 1998 ARE FOR CLASS I SHARES OF THE PORTFOLIO WHICH ARE OFFERED IN A SEPARATE PROSPECTUS. CLASS I AND C SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES. THE RETURNS FOR CLASS C SHARES WOULD DIFFER FROM THOSE FOR CLASS I ONLY TO THE EXTENT THAT THE CLASSES HAVE DIFFERENT EXPENSES.

AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual returns of the Portfolio's shares with those of a broad measure of market performance over time, as well as with an index of funds with similar investment objectives. THE PORTFOLIO'S RETURNS ASSUME YOU SOLD THE SHARES AT THE END OF EACH PERIOD AND YOU WERE CHARGED A CONTINGENT DEFERRED SALES CHARGE. OF COURSE, IF YOU DID NOT SELL YOUR SHARES AT THE END OF THE PERIOD, YOUR RETURN WOULD BE HIGHER.

             AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2000)

                                                               PAST 1     PAST 5    LIFE OF PORTFOLIO
                                                                YEAR      YEARS       SINCE 9/2/94)
-----------------------------------------------------------------------------------------------------
Large Capitalization Value Portfolio(1)                        9.37%      14.06%         16.05%
-----------------------------------------------------------------------------------------------------
S&P/Barra Value Index(2)                                       6.08%      16.81%         17.99%
-----------------------------------------------------------------------------------------------------
Morningstar Large Value Average(3)                             5.47%      13.91%         15.60%
-----------------------------------------------------------------------------------------------------

------------------------

(1) THE RETURN FOR THE PAST 1 YEAR IS FOR CLASS C SHARES, WHICH COMMENCED OPERATIONS ON 1/4/99. THE RETURNS FOR PERIODS PRIOR TO THAT DATE ARE BASED ON CLASS I SHARES OF THE PORTFOLIO THAT HAVE LOWER EXPENSES THAN CLASS C SHARES. THE RETURNS FOR ALL PERIODS INDICATED REFLECT THE IMPOSITION OF A CONTINGENT DEFERRED SALES CHARGE ASSESSED ON CLASS C SHARES AS DESCRIBED UNDER "CONTINGENT DEFERRED SALES CHARGE."

(2) THE S&P/BARRA VALUE INDEX IS CONSTRUCTED BY DIVIDING THE STOCKS IN THE
S&P 500 INDEX ACCORDING TO PRICE-TO-BOOK RATIOS. THIS UNMANAGED INDEX CONTAINS STOCKS WITH LOWER PRICE-TO-BOOK RATIOS AND IS MARKET CAPITALIZATION WEIGHTED. THE S&P/BARRA VALUE INDEX DOES NOT INCLUDE FEES AND EXPENSES, AND INVESTORS MAY NOT INVEST DIRECTLY IN THE INDEX.

(3) THE MORNINGSTAR LARGE VALUE AVERAGE, AS OF AUGUST 31, 2001, CONSISTED OF 774 MUTUAL FUNDS COMPRISED OF LARGE MARKET CAPITALIZATION STOCKS WITH THE LOWEST COMBINATIONS OF PRICE-TO-EARNINGS AND PRICE-TO-BOOK SCORES. INVESTORS MAY NOT INVEST IN THE AVERAGE DIRECTLY

FEES AND EXPENSES

For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

                                     ~ 12 ~

LARGE CAPITALIZATION GROWTH PORTFOLIO

INVESTMENT OBJECTIVE

The Large Capitalization Growth Portfolio seeks capital appreciation.

THE ADVISER

The Portfolio is advised by Harris Bretall Sullivan & Smith, L.L.C. Stock selection for the Portfolio is made by the Strategy and Investment Committees of Harris Bretall. The Portfolio is managed by a management team lead by Jack Sullivan and Gordon Ceresino. Mr. Sullivan is a partner of Harris Bretall and has been associated with the firm since 1981. Mr. Ceresino is a Partner of Harris Bretall and has been associated with the firm since 1991.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio will normally invest at least 80% of its assets in a diversified portfolio of common stocks and securities convertible into common stocks of issuers with total market capitalizations of $3 billion or more. The Portfolio will normally invest in common stocks that, in the Adviser's opinion, are characterized by earnings growth in excess of that of the S&P 500. In deciding which securities to buy, hold or sell, the Adviser evaluates factors believed to be favorable to long-term capital appreciation, including specific financial characteristics of the issuer such as historical earnings growth, sales growth, profitability and return on equity. The Adviser also analyzes the issuer's position within its industry as well as the quality and experience of the issuer's management.

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

COMMON STOCKS. A principal risk of investing in the Portfolio is associated with common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

OTHER RISKS. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

                                     ~ 13 ~

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio's past performance does not indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS
THIS CHART SHOWS HOW THE PERFORMANCE OF THE PORTFOLIO'S SHARES HAS VARIED FROM YEAR TO YEAR OVER THE LIFE OF THE PORTFOLIO.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ANNUAL TOTAL RETURNS CALENDAR YEARS*

1995   28.98%
'96    13.43%
'97    32.52%
'98    36.44%
'99    33.83%
'00   -22.94%

During the period shown in the bar chart, the highest return for a calendar quarter was 34.27% (quarter ended December 31, 1998) and the lowest return for a calendar quarter was -19.22% (quarter ended December 31, 2000). Year-to-date total return as of September 30, 2001 for Class C shares was -38.80%.

------------------------

* CLASS C SHARES OF THE PORTFOLIO COMMENCED OPERATIONS ON JANUARY 4, 1999. THE RETURNS SHOWN IN THE CHART FOR THE CALENDAR YEARS 1995 THROUGH 1998 ARE FOR CLASS I SHARES OF THE PORTFOLIO WHICH ARE OFFERED IN A SEPARATE PROSPECTUS. CLASS I AND C SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES. THE RETURNS FOR CLASS C SHARES WOULD DIFFER FROM THOSE FOR CLASS I ONLY TO THE EXTENT THAT THE CLASSES HAVE DIFFERENT EXPENSES.

AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual returns of the Portfolio's shares with those of a broad measure of market performance over time, as well as with an index of funds with similar investment objectives. THE PORTFOLIO'S RETURNS ASSUME YOU SOLD THE SHARES AT THE END OF EACH PERIOD AND YOU WERE CHARGED A CONTINGENT DEFERRED SALES CHARGE. OF COURSE, IF YOU DID NOT SELL YOUR SHARES AT THE END OF THE PERIOD, YOUR RETURN WOULD BE HIGHER.

             AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2000)

                                                                PAST        PAST     LIFE OF PORTFOLIO
                                                               1 YEAR     5 YEARS     (SINCE 9/2/94)
------------------------------------------------------------------------------------------------------
Large Capitalization Growth Portfolio(1)                       -22.94%     16.21%         17.22%
------------------------------------------------------------------------------------------------------
S&P/Barra Growth Index(2)                                      -22.08%     19.18%         20.71%
------------------------------------------------------------------------------------------------------
Morningstar Large Growth Average(3)                            -14.09%     18.10%         19.20%
------------------------------------------------------------------------------------------------------

------------------------

(1) THE RETURN FOR THE PAST 1 YEAR IS FOR CLASS C SHARES, WHICH COMMENCED OPERATIONS ON 1/4/99. THE RETURNS FOR PERIODS PRIOR TO THAT DATE ARE BASED ON CLASS I SHARES OF THE PORTFOLIO THAT HAVE LOWER EXPENSES THAN CLASS C SHARES. THE RETURNS FOR ALL PERIODS INDICATED REFLECT THE IMPOSITION OF A CONTINGENT DEFERRED SALES CHARGE ASSESSED ON CLASS C SHARES AS DESCRIBED UNDER "CONTINGENT DEFERRED SALES CHARGE."

(2) THE S&P/BARRA GROWTH INDEX IS CONSTRUCTED BY DIVIDING THE STOCKS IN THE S&P 500 INDEX ACCORDING TO PRICE-TO-BOOK RATIOS. THIS UNMANAGED INDEX CONTAINS STOCKS WITH HIGHER PRICE-TO-BOOK RATIOS AND IS MARKET CAPITALIZATION WEIGHTED. THE S&P/BARRA GROWTH INDEX DOES NOT INCLUDE FEES AND EXPENSES, AND INVESTORS MAY NOT INVEST DIRECTLY IN THE INDEX.

(3) THE MORNINGSTAR LARGE GROWTH AVERAGE, AS OF AUGUST 31, 2001, CONSISTED OF 967 MUTUAL FUNDS COMPRISED OF LARGE MARKET CAPITALIZATION STOCKS WITH THE HIGHEST COMBINATIONS OF PRICE-TO-EARNINGS AND PRICE-TO-BOOK SCORES. INVESTORS MAY NOT INVEST IN THE AVERAGE DIRECTLY.

FEES AND EXPENSES

For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

                                     ~ 14 ~

SMALL CAPITALIZATION PORTFOLIO

INVESTMENT OBJECTIVE

The Small Capitalization Portfolio seeks maximum capital appreciation.

THE ADVISER

The Portfolio is advised by Fox Asset Management, L.L.C. It is managed by a management team led by J. Peter Skirkanich and George C. Pierides, who are the key small-cap personnel on the firm's Investment Committee. Mr. Skirkanich is the President and Chief Investment Officer of Fox and founded the firm in 1985. Mr. Pierides is a Managing Director who spearheads the firm's small-cap efforts; he joined the firm in 1995 from Windward Asset Management.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio will normally invest at least 80% of its assets in common stocks of companies whose stock market capitalizations fall within the range of capitalizations in the Russell 2000 Index. The Portfolio will also occasionally invest a portion of its assets in MID-CAP stocks with compelling valuations and fundamentals that are small relative to their industries, and it will not immediately sell a security that was bought as a SMALL-CAP stock but through appreciation has become a MID-CAP stock. In selecting securities for the Portfolio, the Adviser begins with a screening process that seeks to identify growing companies whose stocks sell at discounted price-to-earnings and price-to-cash flow multiples. The Adviser also attempts to discern situations where intrinsic asset values are not widely recognized. The Adviser favors such higher-quality companies that generate strong cash flow, provide above-average free cash flow yields and maintain sound balance sheets. Rigorous fundamental analysis, from both a quantitative and qualitative standpoint, is applied to all investment candidates. While the Adviser employs a disciplined "bottom-up" approach that attempts to identify undervalued stocks, it nonetheless is sensitive to emerging secular trends. The Adviser does not, however, rely on macroeconomic forecasts in its stock selection efforts and prefers to remain fully invested.

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

COMMON STOCKS. A principal risk of investing in the Portfolio is associated with common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

SMALL AND MEDIUM CAPITALIZATION COMPANIES. The Portfolio's investments in smaller and medium-sized companies carry more risk than investments in larger companies. While some of the Portfolio's holdings in these companies may be listed on a national securities exchange, such securities are more likely to be traded in the over-the-counter market. The low market liquidity of these securities may have an adverse impact on the Portfolio's ability to sell certain securities at favorable prices and may also make it difficult for the Portfolio to obtain market quotations based on actual trades, for purposes of valuing its securities. Investing in lesser-known, smaller and medium capitalization companies involves greater risk of volatility of the Portfolio's net asset value than is customarily associated with larger, more established companies. Often smaller and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.

OTHER RISKS. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, see the "Additional Risk Information" section. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

                                     ~ 15 ~

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio's past performance does not indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS
THIS CHART SHOWS HOW THE PERFORMANCE OF THE PORTFOLIO'S SHARES HAS VARIED FROM YEAR TO YEAR OVER THE LIFE OF THE PORTFOLIO.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ANNUAL TOTAL RETURNS CALENDAR YEARS*

1995   27.31%
'96    15.89%
'97    23.20%
'98   -18.61%
'99    12.77%
'00    19.83%

During the period shown in the bar chart, the highest return for a calendar quarter was 22.42% (quarter ended June 30, 1999) and the lowest return for a calendar quarter was -28.41% (quarter ended September 30, 1998). Year-to-date total return as of September 30, 2001 for Class C shares was -10.01%.

------------------------

* CLASS C SHARES OF THE PORTFOLIO COMMENCED OPERATIONS ON JANUARY 4, 1999. THE RETURNS SHOWN IN THE CHART FOR THE CALENDAR YEARS 1995 THROUGH 1998 ARE FOR CLASS I SHARES OF THE PORTFOLIO WHICH ARE OFFERED IN A SEPARATE PROSPECTUS. CLASS I AND C SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES. THE RETURNS FOR CLASS C SHARES WOULD DIFFER FROM THOSE FOR CLASS I ONLY TO THE EXTENT THAT THE CLASSES HAVE DIFFERENT EXPENSES.

AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual returns of the Portfolio's shares with those of a broad measure of market performance over time, as well as with an index of funds with similar investment objectives. THE PORTFOLIO'S RETURNS ASSUME YOU SOLD THE SHARES AT THE END OF EACH PERIOD AND YOU WERE CHARGED A CONTINGENT DEFERRED SALES CHARGE. OF COURSE, IF YOU DID NOT SELL YOUR SHARES AT THE END OF THE PERIOD, YOUR RETURN WOULD BE HIGHER.

             AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2000)

                                                                  PAST 1         PAST 5    LIFE OF PORTFOLIO
                                                                   YEAR          YEARS      (SINCE 9/2/94)
------------------------------------------------------------------------------------------------------------
Small Capitalization Portfolio(1)                                      19.83%     9.54%         11.14%
------------------------------------------------------------------------------------------------------------
Russell 2000 Index(2)                                                  -3.03%    10.31%         12.01%
------------------------------------------------------------------------------------------------------------
Morningstar Small Blend Average(3)                                     12.95%    12.95%         14.07%
------------------------------------------------------------------------------------------------------------

------------------------

(1) THE RETURN FOR THE PAST 1 YEAR IS FOR CLASS C SHARES, WHICH COMMENCED OPERATIONS ON 1/4/99. THE RETURNS FOR PERIODS PRIOR TO THAT DATE ARE BASED ON CLASS I SHARES OF THE PORTFOLIO THAT HAVE LOWER EXPENSES THAN CLASS C SHARES. THE RETURNS FOR ALL PERIODS INDICATED REFLECT THE IMPOSITION OF A CONTINGENT DEFERRED SALES CHARGE ASSESSED ON CLASS C SHARES AS DESCRIBED UNDER "CONTINGENT DEFERRED SALES CHARGE."

(2) THE RUSSELL 2000 INDEX IS COMPRISED OF THE 2,000 SMALLEST U.S. DOMICILED PUBLICLY TRADED COMMON STOCKS WHICH ARE INCLUDED IN THE RUSSELL 3000 INDEX. THE COMMON STOCKS INCLUDED IN THE RUSSELL 2000 INDEX REPRESENT APPROXIMATELY 10% OF THE U.S. EQUITY MARKET AS MEASURED BY MARKET CAPITALIZATION. THE RUSSELL 3000 INDEX IS AN UNMANAGED INDEX OF THE 3,000 LARGEST U.S. DOMICILED PUBLICLY TRADED COMMON STOCKS BY MARKET CAPITALIZATION REPRESENTING APPROXIMATELY 98% OF THE U.S. PUBLICLY TRADED EQUITY MARKET. THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX WHICH DOES NOT INCLUDE FEES AND EXPENSES, AND WHOSE PERFORMANCE REFLECTS REINVESTED DIVIDENDS. INVESTORS MAY NOT INVEST IN THE INDEX DIRECTLY.

(3) THE MORNINGSTAR SMALL BLEND AVERAGE, AS OF AUGUST 31, 2001, CONSISTED OF 241 MUTUAL FUNDS COMPRISED OF SMALL MARKET CAPITALIZATION STOCKS THAT FALL BETWEEN THE HIGHEST AND LOWEST COMBINATIONS OF PRICE-TO-EARNINGS AND PRICE-TO-BOOK SCORES. INVESTORS MAY NOT INVEST IN THE AVERAGE DIRECTLY.

FEES AND EXPENSES

For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

                                     ~ 16 ~

INTERNATIONAL EQUITY PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks long-term capital appreciation.

THE ADVISER

The Portfolio is advised by Friends Ivory & Sime, Inc. The Portfolio is managed by a management team lead by Julie Dent, Director of Global Funds at Friends Ivory & Sime, plc who has been overseeing the management of the Portfolio since January 31, 1997. Ms. Dent joined Friends Ivory & Sime in 1986 and, as a member of the Asset Allocation Committee, is responsible for asset allocation and overseeing the management of global and international accounts for U.S. and Japanese clients. Individual stocks are selected by the regional Equity Teams which operate on a sectoral basis. Ian Peart is the European team leader; Rowan Chaplin is the Japan team leader; and Mearns Nimmo is the Pacific Rim team leader.

PRINCIPAL INVESTMENT STRATEGY

The Portfolio will normally invest at least 80% of its assets in the equity securities of companies located outside of the United States. Equity securities consist of common and preferred stock and other securities such as depositary receipts, bonds, rights and warrants that are convertible into common stock. Under normal market conditions, at least 65% of the Portfolio's assets will be invested in securities of issuers located in at least three foreign countries, including countries with developing and emerging economies. The Portfolio expects that its investments in foreign issuers will generally take the form of depositary receipts. These are dollar denominated receipts which represent and may be converted into the underlying foreign security. Depositary receipts are publicly traded on exchanges or over-the-counter in the United States. In deciding which securities to buy, hold or sell, the Adviser considers economic developments, industry prospects and other factors such as an issuer's competitive position or potential earnings.

PRINCIPAL RISKS

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

FOREIGN SECURITIES. A principal risk of investing in the Portfolio is associated with foreign stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

The Portfolio's investments in foreign securities (including depositary receipts) involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, the Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Portfolio assets and any effects of foreign social, economic or political

                                     ~ 17 ~
instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio's trades effected in those markets. Delays in purchasing securities may result in the Portfolio losing investment opportunities. The inability to dispose of foreign securities due to settlement delays could result in losses to the Portfolio due to subsequent declines in the value of the securities. Issuers of the foreign security represented by a depositary receipt may not be obligated to disclose material information in the United States.

The Portfolio may invest in foreign securities issued by companies located in developing or emerging countries. Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

The Portfolio may invest in foreign small capitalization securities. Investing in lesser-known, smaller capitalized companies may involve greater risk of volatility of the Portfolio's share price than is customarily associated with investing in larger, more established companies. There is typically less publicly available information concerning smaller companies than for larger, more established companies. Some small companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because smaller companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

OTHER RISKS. The performance of the Portfolio also will depend on whether the Adviser is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, see the "Additional Risk Information" section.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

                                     ~ 18 ~

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Portfolio. The Portfolio's past performance does not indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS
THIS CHART SHOWS HOW THE PERFORMANCE OF THE PORTFOLIO'S SHARES HAS VARIED FROM YEAR TO YEAR OVER THE LIFE OF THE PORTFOLIO.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ANNUAL TOTAL RETURNS CALENDAR YEARS*

1995    3.08%
'96     6.56%
'97     6.91%
'98    13.22%
'99    35.64%
'00   -19.78%

During the period shown in the bar chart, the highest return for a calendar quarter was 27.03% (quarter ended December 31, 1999) and the lowest return for a calendar quarter was -16.13% (quarter ended September 30, 1998). Year-to-date total return as of September 30, 2001 for Class C shares was -34.50%.

------------------------

* CLASS C SHARES OF THE PORTFOLIO COMMENCED OPERATIONS ON JANUARY 4, 1999. THE RETURNS SHOWN IN THE CHART FOR THE CALENDAR YEARS 1995 THROUGH 1998 ARE FOR CLASS I SHARES OF THE PORTFOLIO WHICH ARE OFFERED IN A SEPARATE PROSPECTUS. CLASS I AND C SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES. THE RETURNS FOR CLASS C SHARES WOULD DIFFER FROM THOSE FOR CLASS I ONLY TO THE EXTENT THAT THE CLASSES HAVE DIFFERENT EXPENSES.

AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual returns of the Portfolio's shares with those of a broad measure of market performance over time. THE PORTFOLIO'S RETURNS ASSUME YOU SOLD THE SHARES AT THE END OF EACH PERIOD AND YOU WERE CHARGED A CONTINGENT DEFERRED SALES CHARGE. OF COURSE, IF YOU DID NOT SELL YOUR SHARES AT THE END OF THE PERIOD, YOUR RETURN WOULD BE HIGHER.

             AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2000)

                                                                   PAST           PAST     LIFE OF PORTFOLIO
                                                                  1 YEAR        5 YEARS     (SINCE 9/2/94)
------------------------------------------------------------------------------------------------------------
International Equity Portfolio(1)                                     -19.78%    7.70%           5.50%
------------------------------------------------------------------------------------------------------------
Morgan Stanley EAFE Index (U.S. Dollars)(2)                           -14.16%    7.14%           6.66%
------------------------------------------------------------------------------------------------------------

------------------------

(1) THE RETURN FOR THE PAST 1 YEAR IS FOR CLASS C SHARES, WHICH COMMENCED OPERATIONS ON 1/4/99. THE RETURNS FOR PERIODS PRIOR TO THAT DATE ARE BASED ON CLASS I SHARES OF THE PORTFOLIO THAT HAVE LOWER EXPENSES THAN CLASS C SHARES. THE RETURNS FOR ALL PERIODS INDICATED REFLECT THE IMPOSITION OF A CONTINGENT DEFERRED SALES CHARGE ASSESSED ON CLASS C SHARES AS DESCRIBED UNDER "CONTINGENT DEFERRED SALES CHARGE."

(2) THE EUROPE, AUSTRALIA, FAR EAST INDEX (EAFE) IS A WIDELY RECOGNIZED INDEX PREPARED BY MORGAN STANLEY CAPITAL INTERNATIONAL. THIS UNMANAGED INDEX CONSISTS OF NON-U.S. COMPANIES WHICH ARE LISTED ON ONE OF TWENTY FOREIGN MARKETS AND ASSUMES THE REINVESTMENT OF DIVIDENDS. THIS INDEX DOES NOT INCLUDE FEES AND EXPENSES, AND INVESTORS MAY NOT INVEST IN THE INDEX DIRECTLY. THE GROSS DOMESTIC PRODUCT (GDP) VERSION OF THE INDEX IS USED ABOVE.

FEES AND EXPENSES

For a description of the fees and expenses that you may pay if you buy and hold shares of the Portfolio, see the "Summary of Trust Expenses" section.

                                     ~ 19 ~

                           SUMMARY OF TRUST EXPENSES

ANNUAL PORTFOLIO OPERATING EXPENSES. The following table lists the costs and expenses that an investor will incur as a shareholder of each of the Portfolios based on operating expenses incurred during the fiscal year ended August 31, 2001.

                                        U.S.
                                        GOVERNMENT          INVESTMENT                             LARGE
                                        MONEY               QUALITY            MUNICIPAL           CAPITALIZATION
                                        MARKET              BOND               BOND                VALUE
                                        PORTFOLIO           PORTFOLIO          PORTFOLIO           PORTFOLIO
                                        --------------      -------------      --------------      --------------
SHAREHOLDER FEES
  Maximum Sales Charge on
   Purchases of Shares (as a % of
   offering price)................         NONE               NONE                NONE                NONE
  Sales Charge on Reinvested
   Dividends (as a % of offering
   price).........................         NONE               NONE                NONE                NONE
  Maximum Contingent Deferred
   Sales Charge (as a % of net
   asset value at the time of
   purchase or sale, whichever is
   less)(1).......................              1%                 1%                  1%                  1%
  Exchange Fee....................         NONE               NONE                NONE                NONE
ANNUAL PORTFOLIO OPERATING
EXPENSES (expenses that are
deducted form Portfolio assets as
a percentage of average net
assets)
    Management Fees...............          0.475%              0.55%               0.55%               0.65%
    Distribution (Rule 12b-1
     Expenses)(2).................           1.00%              1.00%               1.00%               1.00%
    Other Expenses................           .425%              0.50%               0.97%               0.21%
                                            ------             ------              ------              ------
Total Annual Portfolio Operating
 Expenses(3)......................           1.90%              2.05%               2.52%               1.86%
Fee Waiver (and/or Expense
 Reimbursement)*..................          (0.01%)            (0.15%)             (0.32%)             --
                                            ------             ------              ------              ------
Net Expenses......................           1.89%              1.90%               2.20%               1.86%


                                    LARGE
                                    CAPITALIZATION        SMALL               INTERNATIONAL
                                    GROWTH                CAPITALIZATION      EQUITY
                                    PORTFOLIO             PORTFOLIO           PORTFOLIO
                                    ----------------      --------------      -------------
SHAREHOLDER FEES
  Maximum Sales Charge on
   Purchases of Shares (as a % of
   offering price)................     NONE                  NONE               NONE
  Sales Charge on Reinvested
   Dividends (as a % of offering
   price).........................     NONE                  NONE               NONE
  Maximum Contingent Deferred
   Sales Charge (as a % of net
   asset value at the time of
   purchase or sale, whichever is
   less)(1).......................           1%                   1%                 1%
  Exchange Fee....................     NONE                  NONE               NONE
ANNUAL PORTFOLIO OPERATING
EXPENSES (expenses that are
deducted form Portfolio assets as
a percentage of average net
assets)
    Management Fees...............        0.65%                0.65%              0.75%
    Distribution (Rule 12b-1
     Expenses)(2).................        1.00%                1.00%              1.00%
    Other Expenses................        0.25%                0.44%              0.43%
                                         ------               ------             ------
Total Annual Portfolio Operating
 Expenses(3)......................        1.90%                2.09%              2.18%
Fee Waiver (and/or Expense
 Reimbursement)*..................       (0.05%)              (0.01%)            (0.19%)
                                         ------               ------             ------
Net Expenses......................        1.85%                2.08%              1.99%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

(1) ONLY APPLICABLE TO REDEMPTIONS MADE WITHIN ONE YEAR AFTER PURCHASE (SEE "CONTINGENT DEFERRED SALES CHARGE").

(2) THE 12b-1 FEE IS ACCRUED DAILY AND PAYABLE MONTHLY, AT THE ANNUAL RATE OF 1% OF THE AVERAGE NET ASSETS OF CLASS C SHARES. UP TO 0.25% OF THE AVERAGE DAILY NET ASSETS MAY BE PAID DIRECTLY TO THE MANAGER FOR SUPPORT SERVICES. A PORTION OF THE FEE PAYABLE PURSUANT TO THE PLAN TO THE PLAN, EQUAL TO 0.25% OF THE AVERAGE DAILY NET ASSETS, IS CURRENTLY CHARACTERIZED AS A SERVICE FEE. A SERVICE FEE IS A PAYMENT MADE FOR PERSONAL SERVICE AND/OR MAINTENANCE OF SHAREHOLDER ACCOUNTS.

(3) "TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES," AS SHOWN ABOVE, ARE BASED UPON THE SUM OF MANAGEMENT FEES, 12b-1 FEES AND "OTHER EXPENSES."

                                     ~ 20 ~

*MANAGEMENT FEES, OTHER EXPENSES, FEE WAIVER AND/OR REIMBURSEMENT, AND NET
EXPENSES: Each Portfolio pays the Manager a fee for its services that is computed daily and paid monthly at an annual rate ranging from .475% to .75% of the value of the average daily net assets of the Portfolio. The fees of each Adviser are paid by the Manager. The nature of the services provided to, and the aggregate management fees paid by each Portfolio are described under "Investment Manager." Class C Shares commenced operations on January 4, 1999. The Portfolios benefit from expense offset arrangements with the Trust's custodian bank where uninvested cash balances earn credits that reduce monthly fees. The amount of the expense offset as a percentage of net assets for each respective portfolio was as follows: U.S. Government Money Market, 0.00%; Investment Quality Bond, 0.15%; Municipal Bond, 0.01%; Large Capitalization Value, 0.00%; Large Capitalization Growth, 0.05%; Small Capitalization, 0.00%; and International Equity, 0.19%. Under applicable SEC regulations, the amount by which Portfolio expenses are reduced by an expense offset arrangement is required to be added to "Other Expenses." "Other Expenses" also include fees for shareholder services, administration, custodial fees, legal and accounting fees, printing costs, registration fees, the costs of regulatory compliance, a Portfolio's allocated portion of the costs associated with maintaining the Trust's legal existence and the costs involved in the Trust's communications with shareholders. The Trust and the Manager have entered into an Excess Expense Agreement (the "Expense Agreement") effective January 1, 1999. In connection with the Expense Agreement, the Manager is currently waiving its management fees and/or assuming certain other operating expenses of the Portfolios in order to maintain the expense ratios of each class of the Portfolios at or below predetermined levels (each an "Expense Cap"). Under the terms of the Expense Agreement, expenses borne by the Manager are subject to reimbursement by the Portfolios up to five years from the date the fee or expense was incurred, but no reimbursement payment will be made by a Portfolio if it would result in the Portfolio exceeding its Expense Cap. The following are the Expense Caps for each of the Portfolios: U.S. Government Money Market, 2.125%; Investment Quality Bond, 2.20%; Municipal Bond, 2.20%; Large Capitalization Value, 2.30%; Large Capitalization Growth, 2.30%; Small Capitalization, 2.30%; and International Equity, 2.40%. The Expense Agreement can be terminated by either party, without penalty, upon 60 days' prior notice. For the year ended August 31, 2001, no reimbursement payments were made by the Portfolios to the Manager under the terms of the Expense Agreement.

EXAMPLE. This example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. This example shows what expenses you could pay over time. The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

-IF YOU SOLD YOUR SHARES:

                                                U.S.
                                                GOVERNMENT         INVESTMENT                         LARGE
                                                MONEY              QUALITY           MUNICIPAL        CAPITALIZATION
                                                MARKET             BOND              BOND             VALUE
                                                PORTFOLIO          PORTFOLIO         PORTFOLIO        PORTFOLIO
                                                -------------      ------------      -----------      ---------------
1 year....................................          $ 293              $ 308            $ 355              $ 289
3 years...................................            597                643              785                585
5 years...................................          1,026              1,103            1,340              1,006
10 years..................................          2,222              2,379            2,856              2,180


                                            LARGE
                                            CAPITALIZATION       SMALL                INTERNATIONAL
                                            GROWTH               CAPITALIZATION       EQUITY
                                            PORTFOLIO            PORTFOLIO            PORTFOLIO
                                            ---------------      ---------------      --------------
1 year....................................       $ 293                $ 312                $ 321
3 years...................................         597                  655                  682
5 years...................................       1,026                1,124                1,169
10 years..................................       2,222                2,421                2,513

-IF YOU HELD YOUR SHARES:

1 year....................................          $ 193              $ 208            $ 255              $ 189
3 years...................................            597                643              785                585
5 years...................................          1,026              1,103            1,340              1,006
10 years..................................          2,222              2,379            2,856              2,180

1 year....................................       $ 193                $ 212                $ 221
3 years...................................         597                  655                  682
5 years...................................       1,026                1,124                1,169
10 years..................................       2,222                2,421                2,513

                                     ~ 21 ~

ADDITIONAL INVESTMENT STRATEGY INFORMATION

This section provides additional information relating to each Portfolio's principal strategies.

DEFENSIVE INVESTING. The Portfolios are intended primarily as vehicles for the implementation of a long term investment program utilizing asset allocation strategies rendered through investment advisory programs that are based on an evaluation of an investor's investment objectives and risk tolerance. Because these asset allocation strategies are designed to spread investment risk across the various segments of the securities markets through investment in a number of Portfolios, each individual Portfolio generally intends to be substantially fully invested in accordance with its investment objectives and policies during most market conditions. Although the Adviser of a Portfolio may, upon the concurrence of the Manager, take a temporary defensive position during adverse market conditions, it can be expected that a defensive posture will be adopted less frequently than would be by other mutual funds. This policy may impede an Adviser's ability to protect a Portfolio's capital during declines in the particular segment of the market to which the Portfolio's assets are committed.

FORWARD CURRENCY CONTRACTS. A Portfolio's investments also may include forward currency contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. A Portfolio may use these contracts to hedge against adverse price movements in its portfolio securities or securities it may purchase and the currencies in which they are determined or to gain exposure to currencies underlying various securities or financial instruments.

INVESTMENT POLICIES. The percentage limitations relating to the composition of a Portfolio referenced in the discussion of a Portfolio apply at the time a Portfolio acquires an investment and refer to the Portfolio's net assets, unless otherwise noted. Subsequent percentage changes that result from market fluctuations will not require a Portfolio to sell any Portfolio security. A Portfolio may change its principal investment strategies without shareholder approval; however you would be notified of any change.

ADDITIONAL RISK INFORMATION

This section provides additional information relating to principal risks of investing in the Portfolios.

The risks set forth below are applicable to a Portfolio only to the extent the Portfolio invests in the investment described.

JUNK BONDS. A Portfolio's investments in securities rated lower than investment grade or if unrated of comparable quality as determined by the Adviser (commonly known as "junk bonds") pose significant risks. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Portfolio may incur additional expenses to seek recovery. The secondary market for junk bonds may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. The illiquidity of the market may also adversely affect the ability of the Trust's Trustees to arrive at a fair value for certain junk bonds at certain times and could make it difficult for the Portfolios to sell certain securities. In addition, periods of economic uncertainty and change probably would result in increased volatility of market prices of high yield securities and a corresponding volatility in a Portfolio's net asset value.

                                     ~ 22 ~

SECURITIES RATED IN THE LOWEST INVESTMENT GRADE CATEGORY. Investments in the fixed-income securities rated in the lowest investment grade category by Moody's or S&P may have speculative characteristics and therefore changes in economic or other circumstances are more likely to weaken their capacity to make principal and interest payments than would be the case with investments in securities with higher credit ratings.

OPTIONS AND FUTURES. If a Portfolio invests in options and/or futures, its participation in these markets would subject the Portfolio to certain risks. The Adviser's predictions of movements in the direction of the stock, bond, stock index, currency or interest rate markets may be inaccurate, and the adverse consequences to the Portfolio (e.g., a reduction in the Portfolio's net asset value or a reduction in the amount of income available for distribution) may leave the Portfolio in a worse position than if these strategies were not used. Other risks inherent in the use of options and futures include, for example, the possible imperfect correlation between the price of options and futures contracts and movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument. Certain options may be over-the-counter options, which are options negotiated with dealers; there is no secondary market for these investments.

FORWARD CURRENCY CONTRACTS. A Portfolio's participation in forward currency contracts also involves risks. If the Adviser employs a strategy that does not correlate well with the Portfolio's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Portfolio's volatility and may involve a significant risk.

INVESTMENT MANAGER

Saratoga Capital Management serves as the Trust's Manager. The Manager, subject to the review and approval of the Board of Trustees of the Trust, selects Advisers for each Portfolio and supervises and monitors the performance of each Adviser.

The Manager may, subject to the approval of the Trustees, replace investment advisers or amend investment advisory agreements without shareholder approval whenever the Manager and the Trustees believe such action will benefit a Portfolio and its shareholders. The Manager compensates each Adviser out of its management fee.

The total amount of investment management fees payable by each Portfolio to the Manager may not be changed without shareholder approval.

                                                              MANAGER'S
PORTFOLIO                                                     FEE
---------                                                     ---------
U.S. Government Money Market Portfolio......................    .475%
Investment Quality Bond Portfolio...........................     .55%
Municipal Bond Portfolio....................................     .55%
Large Capitalization Value Portfolio........................     .65%
Large Capitalization Growth Portfolio.......................     .65%
Small Capitalization Portfolio..............................     .65%
International Equity Portfolio..............................     .75%

The Manager is located at 1501 Franklin Avenue, Mineola, New York 11501-4803. Saratoga Capital Management is a Delaware general partnership which is owned by certain executives of Saratoga Capital Management and by Mr. Ronald J. Goguen, whose address is Major Drilling Group International Inc., 111 St. George Street, Suite 200, Moncton, New Brunswick, Canada

                                     ~ 23 ~

E1C177, Mr. John Schiavi, whose address is Schiavi Enterprises, 985 Main Street, Oxford, Maine 04270, and Mr. Thomas Browne, whose address is Pontil PTY Limited, 14 Jannali Road, Dubbo, NSW Australia 2830.

ADVISERS

The following set forth certain information about each of the Advisers:

OpCap Advisors ("OpCap"), a registered investment adviser, located at 1345 Avenue of the Americas, New York, NY 10105, serves as Adviser to the Municipal Bond Portfolio and the Large Capitalization Value Portfolio. OpCap is a majority owned subsidiary of Oppenheimer Capital, a registered investment adviser, founded in 1968. Oppenheimer Capital is an indirect wholly owned subsidiary of PIMCO Advisors, L.P. ("PIMCO"), a registered investment adviser. Allianz AG, the world's second largest insurance company as measured by premium income, is the majority owner of PIMCO . As of August 31, 2001, Oppenheimer Capital and its subsidiary OpCap had assets under management of approximately $35.6 billion.

Fox Asset Management, L.L.C. ("Fox"), a registered investment adviser, serves as Adviser to the Investment Quality Bond and Small Capitalization Portfolios. Fox was formed in 1985. Fox is 20% owned by its current employees, with a controlling interest held by Eaton Vance Corp. Fox is located at 44 Sycamore Avenue, Little Silver, NJ 07739. As of August 31, 2001, assets under management by Fox were approximately $1.8 billion.

Harris Bretall Sullivan & Smith, L.L.C. ("Harris Bretall"), a registered investment adviser, serves as Adviser to the Large Capitalization Growth Portfolio. The firm's predecessor, Harris Bretall Sullivan & Smith, Inc., was founded in 1971. Value Asset Management, Inc., a holding company owned by BancBoston Ventures, Inc., is the majority owner. Located at One Sansome Street, Suite 3300, San Francisco, CA 94104, the firm managed assets of approximately $4.5 billion as of August 31, 2001.

Sterling Capital Management Company ("Sterling"), a registered investment adviser, is the Adviser to the U.S. Government Money Market Portfolio. Sterling is a 100% employee owned North Carolina limited liability company formed in 1970 and located at One First Union Center, 301 S. College Street, Suite 3200, Charlotte, NC 28202. Sterling provides investment management services to corporations, pension and profit-sharing plans, trusts, estates and other institutions and individuals. As of August 31, 2001, Sterling had approximately $4 billion in assets under management.

Friends Ivory & Sime, Inc. ("FIS"), a registered investment adviser, is the Adviser to the International Equity Portfolio and, in connection therewith, has entered into a sub-investment advisory agreement with Friends Ivory & Sime, plc of London, England. Pursuant to such sub-investment advisory agreement, Friends Ivory & Sime, plc performs investment advisory and portfolio transaction services for the Portfolio. While Friends Ivory & Sime, plc is responsible for the day-to-day management of the Portfolio's assets, FIS reviews investment performance, policies and guidelines, facilitates communication between Friends Ivory & Sime, plc and the Manager and maintains certain books and records.

FIS (formerly Ivory & Sime International, Inc.) was organized in 1978, and as of February, 1998 is a wholly-owned subsidiary of Friends Ivory & Sime, plc. FIS offers clients in the United States the services of Friends Ivory & Sime, plc in global securities markets. Friends Ivory & Sime, plc is a subsidiary of Friends Provident, plc. Friends Provident was founded in 1832, and is a mutual life assurance company registered in England. As of August 31, 2001, the firm and its affiliates managed approximately $55 billion of global equity investments. The head office of Friends Ivory & Sime, plc is located at 100 Wood Street, London, England EC2V 7AN.

                                     ~ 24 ~

ADMINISTRATION

State Street Bank and Trust Company, located at One Heritage Drive, North Quincy, Massachusetts 02171, is the custodian of the assets of the Trust, and calculates the net asset value of the shares of each Portfolio and creates and maintains the Trust's required financial records.

Funds Distributor, Inc. provides administrative services and manages the administrative affairs of the Trust.

                            SHAREHOLDER INFORMATION

PRICING OF PORTFOLIO SHARES

The price of shares of each Portfolio called "net asset value," is based on the value of the Portfolio's investments.

The net asset value per share of each Portfolio is determined once daily at the close of trading on the New York Stock Exchange ("NYSE") (currently 4:00 p.m. Eastern Standard Time) on each day that the NYSE is open. Shares will not be priced on days that the NYSE is closed.

The value of each Portfolio's portfolio securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which an Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Trust's Board of Trustees. In these cases, the Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price.

All securities held by the U.S. Government Money Market Portfolio and debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost. The amortized cost valuation method involves valuing a debt obligation in reference to its cost rather than market forces.

PURCHASE OF SHARES

Purchase of shares of a Portfolio must be made through a dealer having a sales agreement with Funds Distributor, Inc., the Trust's general distributor (the "Distributor"), or directly through the Distributor. Shares of a Portfolio are available to participants in Consulting Programs and to other investors and investment advisory services. The purchase price is the net asset value per share next determined after receipt of an order by the Distributor.

The Trust is designed to help investors to implement an asset allocation strategy to meet their individual needs as well as select individual investments within each asset category among the myriad choices available. The Trust offers several Classes of shares to investors designed to provide them with the flexibility of selecting an investment best suited to their needs.

The Trust makes available assistance to help certain investors identify their risk tolerance and investment objectives through use of an investor questionnaire, and to select an appropriate model allocation of assets among the Portfolios. As further assistance, the Trust makes available to certain investors the option of automatic reallocation or rebalancing of their selected model. The Trust also provides, on a periodic basis, a report to the investor containing an analysis and evaluation of the investor's account.

                                     ~ 25 ~

CONTINGENT DEFERRED SALES CHARGE

Shares are sold at net asset value next determined without an initial sales charge so that the full amount of an investor's purchase payment may be invested in the Trust. A CDSC of 1%, however, will be imposed on most shares redeemed within one year after purchase. The CDSC will be imposed on any redemption of shares if after such redemption the aggregate current value of an account with the Trust falls below the aggregate amount of the investor's purchase payments for shares made during the one year preceding the redemption. In addition, shares are subject to an annual 12b-1 fee of 1.0% of the average daily net assets. Shares of the Trust which are held for one year or more after purchase will not be subject to any CDSC upon redemption.

CDSC WAIVERS. A CDSC will not be imposed on: (i) any amount which represents an increase in value of shares purchased within the one year preceding the redemption; (ii) the current net asset value of shares purchased more than one year prior to the redemption; and (iii) the current net asset value of shares purchased through reinvestment of dividends or distributions. Moreover, in determining whether a CDSC is applicable it will be assumed that amounts described in (i), (ii), and (iii) above (in that order) are redeemed first.

In addition, the CDSC, if otherwise applicable, will be waived in the case of:

    (1) redemptions of shares held at the time a shareholder dies or becomes disabled, only if the shares are: (a) registered either in the name of an individual shareholder (not a trust), or in the names of such shareholder and his or her spouse as joint tenants with right of survivorship; or
       (b) held in a qualified corporate or self-employed retirement plan, Individual Retirement Account ("IRA") or Custodial Account under
       Section 403(b)(7) of the Internal Revenue Code ("403(b) Custodial Account"), provided in either case that the redemption is requested within one year of the death or initial determination of disability;

    (2) redemptions in connection with the following retirement plan distributions: (a) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (b) distributions from an IRA or 403(b) Custodial Account following attainment of age 70 1/2; or (c) a tax-free return of an excess contribution to an IRA;

    (3) certain redemptions pursuant to the Portfolio's Systematic Withdrawal Plan (see "Redemption of Shares--Systematic Withdrawal Plan").

With reference to (1) above, for the purpose of determining disability, the Distributor utilizes the definition of disability contained in
Section 72(m)(7) of the Internal Revenue Code, which relates to the inability to engage in gainful employment. With reference to (2) above, the term "distribution" does not encompass a direct transfer of an IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee. All waivers will be granted only following receipt by the Distributor of written confirmation of the shareholder's entitlement.

PLAN OF DISTRIBUTION

The Portfolios have adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 with respect to the sale and distribution of shares of the Portfolios. The Plan provides that each Portfolio will pay the Distributor or other entities a fee, which is accrued daily and paid monthly, at the annual rate of 1.0% of the average net assets. Up to 0.25% of average daily net assets may be paid directly to the Manager for support services. The fee is treated by each Portfolio as an expense in the year it is accrued. Because the fee is paid out of

                                     ~ 26 ~
each Portfolio's assets on an ongoing basis, over time the fee may increase the cost of your investment and may cost you more than paying other types of sales charges. A portion of the fee payable pursuant to the Plan, equal to 0.25% of the average daily net assets, is currently characterized as a service fee. A service fee is a payment made for personal service and/or the maintenance of shareholder accounts.

Additional amounts paid under the Plan are paid to the Distributor or other entities for services provided and the expenses borne by the Distributor and others in the distribution of the shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of Dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Portfolios' shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor or other entities may utilize fees paid pursuant to the Plan to compensate Dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

CONTINUOUS OFFERING. For Class C shares of the Trust, the minimum initial investment in the Trust is $10,000 and the minimum investment in any individual Portfolio (other than the U.S. Government Money Market Portfolio) is $250; there is no minimum investment for the U.S. Government Money Market Portfolio. For employees and relatives of: the Manager, firms distributing shares of the Trust, and the Trust service providers and their affiliates, the minimum initial investment is $1,000 with no individual Portfolio minimum. There is no minimum initial investment for employee benefit plans, mutual fund platform, supermarket programs, associations, and individual retirement accounts. The minimum subsequent investment in the Trust is $100 and there is no minimum subsequent investment for any Portfolio. The Trust reserves the right at any time to vary the initial and subsequent investment minimums.

The Trust offers an Automatic Investment Plan under which purchase orders of $100 or more may be placed periodically in the Trust. The purchase price is paid automatically from cash held in the shareholder's designated account. For further information regarding the Automatic Investment Plan, shareholders should contact the Trust at 800-807-FUND (800-807-3863).

The sale of shares will be suspended during any period when the determination of net asset value is suspended and may be suspended by the Board of Trustees whenever the Board judges it to be in the best interest of the Trust to do so. The Distributor in its sole discretion, may accept or reject any purchase order.

The Distributor will from time to time provide compensation to dealers in connection with sales of shares of the Trust including financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public and advertising campaigns.

REDEMPTION OF SHARES

Shares of a Portfolio may be redeemed on any day that the Portfolio calculates its net asset value. Redemption requests received in proper form prior to the close of regular trading on the NYSE will be effected at the net asset value per share determined on that day less the amount of any applicable CDSC. Redemption requests received after the close of regular trading on the NYSE will be effected at the net asset value next determined less any applicable CDSC. A Portfolio is required to transmit redemption proceeds for credit to the shareholder's account within seven days after receipt of a redemption request Redemption of shares purchased by check will not be effected until the check clears, which may take up to 15 days from the purchase date.

                                     ~ 27 ~

Redemption requests may be given to a dealer having a selling agreement with the Distributor (who is responsible for transmitting them to the Trust's Transfer Agent) or directly to the Transfer Agent, if the shareholder purchased shares directly from the Distributor. In order to be effective, certain redemption requests of a shareholder may require the submission of documents commonly required to assure the safety of a particular account.

The Trust may suspend redemption procedures and postpone redemption payment during any period when the NYSE is closed other than for customary weekend or holiday closing or when the SEC has determined an emergency exists or has otherwise permitted such suspension or postponement.

Certain requests require a signature guarantee. To protect you and the Trust from fraud, certain transactions and redemption requests must be in writing and must include a signature guarantee in the following situations (there may be other situations also requiring a signature guarantee in the discretion of the Trust or Transfer Agent):

    1.  Re-registration of the account.

    2.  Changing bank wiring instructions on the account.

    3.  Name change on the account.

    4.  Setting up/changing systematic withdrawal plan to a secondary address.

    5.  Redemptions greater than $25,000.

    6. Any redemption check that is made payable to someone other than the shareholder(s).

    7. Any redemption check that is being mailed to a different address than the address of record.

    8.  Your account registration has changed within the last 30 days.

You should be able to obtain a signature guarantee from a bank or trust company, credit union, broker-dealer, securities exchange or association, clearing agency or savings association, as defined by federal law.

SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders. Any Portfolio from which redemptions will be made pursuant to the Plan will be referred to as a "SWP Portfolio". The Withdrawal Plan provides for monthly, quarterly, semi-annual or annual payments in any amount not less than $25, or in any whole percentage of the value of the SWP Portfolio's shares, on an annualized basis. Any applicable CDSC will be imposed on shares redeemed under the Withdrawal Plan (see "Purchase of Shares"), except that the CDSC, if any, will be waived on redemptions under the Withdrawal Plan of up to 12% annually of the value of each SWP Portfolio account, based on the Share values next determined after the shareholder establishes the Withdrawal Plan. Redemptions for which this CDSC waiver policy applies may be in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Under this CDSC waiver policy, amounts withdrawn each period will be paid by first redeeming shares not subject to a CDSC because the shares were purchased by the reinvestment of dividends or capital gains distributions, the CDSC period has elapsed or some other waiver of the CDSC applies. If shares subject to a CDSC must be redeemed, shares held for the longest period of time will be redeemed first followed by shares held the next longest period of time until shares held the shortest period of time are redeemed. Any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable CDSC) to the shareholder will be the designated monthly, quarterly, semi-annual or annual amount.

                                     ~ 28 ~

A shareholder may suspend or terminate participation in the Withdrawal Plan at any time. A shareholder who has suspended participation may resume payments under the Withdrawal Plan, without requiring a new determination of the account value for the 12% CDSC waiver. The Withdrawal Plan may be terminated or revised at any time by the Portfolios.

The addition of a new SWP Portfolio will not change the account value for the 12% CDSC waiver for the SWP Portfolios already participating in the Withdrawal Plan.

Withdrawal Plan payments should not be considered dividends, yields or income. If periodic Withdrawal Plan payments continuously exceed net investment income and net capital gains, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes. Shareholders should contact their dealer representative or the Manager for further information about the Withdrawal Plan.

REINSTATEMENT PRIVILEGE. A shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within 35 days after the date of the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Portfolios in the same Class from which such shares were redeemed or repurchased, at net asset value next determined after a reinstatement request (made in writing to and approved by the Manager), together with the proceeds, is received by the Transfer Agent and receive a pro-rata credit for any CDSC paid in connection with such redemption or repurchase.

INVOLUNTARY REDEMPTIONS. Due to the relatively high cost of maintaining small accounts, the Trust may redeem an account having a current value of $7,500 or less as a result of redemptions, but not as a result of a fluctuation in a Portfolio's net asset value after the shareholder has been given at least 30 days in which to increase the account balance to more than that amount. Involuntary redemptions may result in the liquidation of Portfolio holdings at a time when the value of those holdings is lower than the investor's cost of the investment or may result in the realization of taxable capital gains. No CDSC will be imposed on any involuntary redemption.

No CDSC is imposed at the time of any exchange of shares, although any applicable CDSC will be imposed upon ultimate redemption. The Trust may in the future offer an exchange feature involving shares of an unaffiliated Fund group subject to receipt of appropriate regulatory relief.

EXCHANGE PRIVILEGE. Shares of a Portfolio may be exchanged without payment of any exchange fee for shares of another Portfolio of the same Class at their respective net asset values.

An exchange of shares is treated for federal income tax purposes as a redemption
(sale) of shares given in exchange by the shareholder, and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange. The exchange privilege is available to shareholders residing in any state in which Portfolio shares being acquired may be legally sold.

The Manager reserves the right to reject any exchange request and the exchange privilege may be modified or terminated upon notice to shareholders in accordance with applicable rules adopted by the Securities and Exchange Commission.

With regard to redemptions and exchanges made by telephone, the Distributor and the Trust's Transfer Agent will request personal or other identifying information to confirm that the instructions received from shareholders or their account representatives are genuine. Calls may be recorded. If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send us written instructions, as described elsewhere in this prospectus. For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs,

                                     ~ 29 ~
we will not be liable for any loss. The Distributor and the Transfer Agent also will not be liable for any losses if they follow instructions by phone that they reasonably believe are genuine or if an investor is unable to execute a transaction by phone.

Because excessive trading (including short-term "market timing" trading) can limit a Portfolio's performance, each Portfolio may refuse any exchange orders
(1) if they appear to be market-timing transactions involving significant portions of a Portfolio's assets or (2) from any shareholder account if the shareholder or his or her broker-dealer has been advised that previous use of the exchange privilege is considered excessive. Accounts under common ownership or control, including those with the same taxpayer ID number and those administered so as to redeem or purchase shares based upon certain predetermined market indicators, will be considered one account for this purpose.

DIVIDENDS AND DISTRIBUTIONS

Net investment income (i.e., income other than long and short term capital gains) and net realized long and short term capital gains will be determined separately for each Portfolio. Dividends derived from net investment income and distributions of net realized long and short term capital gains paid by a Portfolio to a shareholder will be automatically reinvested (at current net asset value) in additional shares of that Portfolio (which will be deposited in the shareholder's account) unless the shareholder instructs the Trust, in writing, to pay all dividends and distributions in cash. Dividends attributable to the net investment income of the U.S. Government Money Market Portfolio, the Municipal Bond Portfolio and the Investment Quality Bond Portfolio will be declared daily and paid monthly. Shareholders of those Portfolios receive dividends from the day following the purchase up to an including the date of redemption. Dividends attributable to the net investment income of the remaining Portfolios are declared and paid annually. Distributions of any net realized long term and short term capital gains earned by a Portfolio will be made annually. Shares acquired by dividend and distribution reinvestment will not be subject to any CDSC and will be eligible for conversion on a pro rata basis.

TAX CONSEQUENCES

The following tax information in this PROSPECTUS is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Trust.

TAXES ON DISTRIBUTIONS. Your distributions are normally subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Trust.

With respect to the Municipal Bond Portfolio, distributions designated as "exempt--interest dividends" generally will be exempt from regular federal income tax. However, income exempt from regular federal income tax may be subject to state or local tax. In addition, income derived from certain municipal securities may be subject to the federal "alternative minimum tax." Certain tax-exempt securities whose proceeds are used to finance private, for-profit organizations are subject to this special tax system that ensures that individuals pay at least some federal taxes. Although interest on these securities is generally exempt from federal income tax, some taxpayers who have many tax deductions or exemptions nevertheless may have to pay tax on the income.

                                     ~ 30 ~

You will be sent annually a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

TAXES ON SALES. Your sale of Portfolio shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Portfolio shares for shares of another Portfolio is treated for tax purposes like a sale of your original Portfolio shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

When you open your Portfolio account, you should provide your social security or tax identification number on your investment application. By providing this information, you can avoid being subject to a federal backup withholding tax on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.

                                     ~ 31 ~

                              FINANCIAL HIGHLIGHTS

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

The financial highlights tables are intended to help you understand each Portfolio's financial performance for the life of each Portfolio. The total returns in the table represent the rate an investor would have earned or lost on an investment in each respective Portfolio (assuming reinvestment of all dividends and distributions).

This information has been audited by Ernst & Young LLP, Independent Auditors, whose report, along with the financial statements for each Portfolio is included in the annual report, which is available upon request.

                                                                            INCOME FROM INVESTMENT
                                                                                  OPERATIONS
                                                                   ----------------------------------------

                                                                                 NET REALIZED
                                                       NET ASSET      NET            AND
                                                        VALUE,     INVESTMENT     UNREALIZED     TOTAL FROM
                                                       BEGINNING     INCOME     GAIN (LOSS) ON   INVESTMENT
                                                       OF PERIOD     (LOSS)      INVESTMENTS     OPERATIONS
LARGE CAPITALIZATION VALUE PORTFOLIO (CLASS C)
             YEAR ENDED AUGUST 31, 2001                $18.27        ($0.08)       $  1.28        $  1.20
             YEAR ENDED AUGUST 31, 2000                 20.52          0.05          (0.33)         (0.28)
       JANUARY 4, 1999 TO AUGUST 31, 1999 (2)           20.21          0.04           0.27           0.31

                                                             DIVIDENDS AND
                                                             DISTRIBUTIONS
                                                      ----------------------------
                                                                     DISTRIBUTIONS
                                                                          TO
                                                      DIVIDENDS TO   SHAREHOLDERS
                                                      SHAREHOLDERS     FROM NET      NET ASSET              NET ASSETS
                                                        FROM NET       REALIZED       VALUE,                  END OF
                                                       INVESTMENT      GAINS ON       END OF      TOTAL       PERIOD
                                                         INCOME       INVESTMENTS     PERIOD     RETURN*     (000'S)
LARGE CAPITALIZATION VALUE PORTFOLIO (CLASS C)
             YEAR ENDED AUGUST 31, 2001                  ($0.11)        ($0.46)       $18.90       6.62%      $3,532
             YEAR ENDED AUGUST 31, 2000                   (0.17)         (1.80)        18.27      (1.39%)      3,509
       JANUARY 4, 1999 TO AUGUST 31, 1999 (2)            --             --             20.52       1.53%       1,138


                                                                      RATIOS
                                                      ---------------------------------------

                                                      RATIO OF NET   RATIO OF NET
                                                       OPERATING      INVESTMENT
                                                        EXPENSES        INCOME
                                                           TO         (LOSS) TO     PORTFOLIO
                                                      AVERAGE NET    AVERAGE NET    TURNOVER
                                                         ASSETS         ASSETS        RATE
LARGE CAPITALIZATION VALUE PORTFOLIO (CLASS C)
             YEAR ENDED AUGUST 31, 2001                 1.86%(1)      (0.30%)(1)       86%
             YEAR ENDED AUGUST 31, 2000                 1.85%(1)      (0.13%)(1)       90%
       JANUARY 4, 1999 TO AUGUST 31, 1999 (2)           0.61%(1,3)     0.56%(1,3)      67%

----------------------------------
(1) DURING THE FISCAL YEAR ENDED AUGUST 31, 2001 AND AUGUST 31, 2000 SARATOGA DID NOT WAIVE ANY OF ITS MANAGEMENT FEES. DURING THE FISCAL YEARS ENDED AUGUST 31, 1999, SARATOGA CAPITAL MANAGEMENT WAIVED A PORTION OF ITS MANAGEMENT FEES. ADDITIONALLY, FOR THE PERIODS PRESENTED ABOVE, THE PORTFOLIO BENEFITED FROM AN EXPENSE OFFSET ARRANGEMENT WITH ITS CUSTODIAN BANK. IF SUCH WAIVERS, ASSUMPTIONS AND EXPENSE OFFSETS HAD NOT BEEN IN EFFECT FOR THE RESPECTIVE PERIODS, THE RATIOS OF NET OPERATING EXPENSES TO AVERAGE DAILY NET ASSETS AND OF NET INVESTMENT INCOME (LOSS) TO AVERAGE DAILY NET ASSETS WOULD HAVE BEEN 1.86% AND (0.30%) RESPECTIVELY, FOR THE YEAR ENDED AUGUST 31, 2001, 1.85% AND (0.13%) RESPECTIVELY, FOR THE YEAR ENDED AUGUST 31, 2000, 1.41% AND 1.36% RESPECTIVELY, FOR THE YEAR ENDED AUGUST 31, 1999.

LARGE CAPITALIZATION GROWTH PORTFOLIO (CLASS C)
             YEAR ENDED AUGUST 31, 2001                $33.05        ($0.21)       ($14.92)       ($15.13)
             YEAR ENDED AUGUST 31, 2000                 26.78         (0.26)          8.19           7.93        --
       JANUARY 4, 1999 TO AUGUST 31, 1999 (2)           24.74         (0.10)          2.14           2.04        --

LARGE CAPITALIZATION GROWTH PORTFOLIO (CLASS C)
             YEAR ENDED AUGUST 31, 2001                  ($3.18)      $14.74     (48.78%)     $3,506       1.85%(1)
             YEAR ENDED AUGUST 31, 2000                   (1.66)       33.05      30.30%       7,017       1.59%(1)
       JANUARY 4, 1999 TO AUGUST 31, 1999 (2)            --            26.78       8.25%       2,209       1.22%(1,3)

LARGE CAPITALIZATION GROWTH PORTFOLIO (CLASS C)
             YEAR ENDED AUGUST 31, 2001                (1.17%)(1)      36%
             YEAR ENDED AUGUST 31, 2000                (1.06%)(1)      33%
       JANUARY 4, 1999 TO AUGUST 31, 1999 (2)          (0.82%)(1,3)    39%

----------------------------------
(1) DURING THE FISCAL YEAR ENDED AUGUST 31, 2001 SARATOGA DID NOT WAIVE ANY OF ITS MANAGEMENT FEES. DURING THE FISCAL YEARS ENDED AUGUST 31, 2000, AND AUGUST 31, 1999, SARATOGA CAPITAL MANAGEMENT WAIVED A PORTION OF ITS MANAGEMENT FEES. ADDITIONALLY, FOR THE PERIODS PRESENTED ABOVE, THE PORTFOLIO BENEFITED FROM AN EXPENSE OFFSET ARRANGEMENT WITH ITS CUSTODIAN BANK. IF SUCH WAIVERS, ASSUMPTIONS AND EXPENSE OFFSETS HAD NOT BEEN IN EFFECT FOR THE RESPECTIVE PERIODS, THE RATIOS OF NET OPERATING EXPENSES TO AVERAGE DAILY NET ASSETS AND OF NET INVESTMENT INCOME (LOSS) TO AVERAGE DAILY NET ASSETS WOULD HAVE BEEN 1.90% AND (1.17%) RESPECTIVELY, FOR THE YEAR ENDED AUGUST 31, 2001, 1.63% AND (1.02)% RESPECTIVELY, FOR THE YEAR ENDED AUGUST 31, 2000, 1.34% AND (0.94%) RESPECTIVELY, FOR THE YEAR ENDED AUGUST 31, 1999.

                                     ~ 32 ~

                              FINANCIAL HIGHLIGHTS

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                            INCOME FROM INVESTMENT
                                                                                  OPERATIONS
                                                                   ----------------------------------------

                                                                                 NET REALIZED
                                                       NET ASSET      NET            AND
                                                        VALUE,     INVESTMENT     UNREALIZED     TOTAL FROM
                                                       BEGINNING     INCOME     GAIN (LOSS) ON   INVESTMENT
                                                       OF PERIOD     (LOSS)      INVESTMENTS     OPERATIONS
SMALL CAPITALIZATION PORTFOLIO (CLASS C)
             YEAR ENDED AUGUST 31, 2001                $12.73        ($0.13)        $0.32          $   0.19
             YEAR ENDED AUGUST 31, 2000                 10.06         (0.07)         2.86              2.79
       JANUARY 4, 1999 TO AUGUST 31, 1999 (2)            9.33         (0.02)         0.75              0.73

                                                             DIVIDENDS AND
                                                             DISTRIBUTIONS
                                                      ----------------------------
                                                                     DISTRIBUTIONS
                                                                          TO
                                                      DIVIDENDS TO   SHAREHOLDERS
                                                      SHAREHOLDERS     FROM NET      NET ASSET              NET ASSETS
                                                        FROM NET       REALIZED       VALUE,                  END OF
                                                       INVESTMENT      GAINS ON       END OF      TOTAL       PERIOD
                                                         INCOME       INVESTMENTS     PERIOD     RETURN*     (000'S)
SMALL CAPITALIZATION PORTFOLIO (CLASS C)
             YEAR ENDED AUGUST 31, 2001                  --             ($1.15)       $11.77       2.61%      $1,312
             YEAR ENDED AUGUST 31, 2000                  --              (0.12)        12.73      28.22%       1,693
       JANUARY 4, 1999 TO AUGUST 31, 1999 (2)            --             --             10.06       7.82%         243


                                                                      RATIOS
                                                      ---------------------------------------

                                                      RATIO OF NET   RATIO OF NET
                                                       OPERATING      INVESTMENT
                                                        EXPENSES        INCOME
                                                           TO         (LOSS) TO     PORTFOLIO
                                                      AVERAGE NET    AVERAGE NET    TURNOVER
                                                         ASSETS         ASSETS        RATE
SMALL CAPITALIZATION PORTFOLIO (CLASS C)
             YEAR ENDED AUGUST 31, 2001                 2.08%(1)      (0.96%)(1)       96%
             YEAR ENDED AUGUST 31, 2000                 1.72%(1)      (0.79%)(1)       59%
       JANUARY 4, 1999 TO AUGUST 31, 1999 (2)           1.46%(1,3)    (1.09%)(1,3)     32%

----------------------------------
(1) DURING THE YEAR ENDED AUGUST 31, 2001 SARATOGA DID NOT WAIVE ANY OF ITS MANAGEMENT FEES. DURING THE FISCAL YEAR ENDED AUGUST 31, 2000, AND AUGUST 31, 1999, SARATOGA CAPITAL MANAGEMENT WAIVED A PORTION OF ITS MANAGEMENT FEES. ADDITIONALLY, FOR THE PERIODS PRESENTED ABOVE, THE PORTFOLIO BENEFITED FROM AN EXPENSE OFFSET ARRANGEMENT WITH ITS CUSTODIAN BANK. IF SUCH WAIVERS, ASSUMPTIONS AND EXPENSE OFFSETS HAD NOT BEEN IN EFFECT FOR THE RESPECTIVE PERIODS, THE RATIOS OF NET OPERATING EXPENSES TO AVERAGE DAILY NET ASSETS AND OF NET INVESTMENT INCOME (LOSS) TO AVERAGE DAILY NET ASSETS WOULD HAVE BEEN 2.09% AND (0.96%) RESPECTIVELY, FOR THE YEAR ENDED AUGUST 31, 2001, 1.74% AND (0.76%) RESPECTIVELY, FOR THE YEAR ENDED AUGUST 31, 2000, 1.56% AND (1.19%) RESPECTIVELY, FOR THE YEAR ENDED AUGUST 31, 1999.

INTERNATIONAL EQUITY PORTFOLIO (CLASS C)
             YEAR ENDED AUGUST 31, 2001                $15.40        ($0.11)        ($5.18)        ($5.29)       --
             YEAR ENDED AUGUST 31, 2000                 13.10         --              2.56           2.56         (0.08)
       JANUARY 4, 1999 TO AUGUST 31, 1999 (2)           12.29          0.02           0.79           0.81        --

INTERNATIONAL EQUITY PORTFOLIO (CLASS C)
             YEAR ENDED AUGUST 31, 2001                  ($1.25)      $ 8.86     (36.42%)     $  905       1.99%(1)
             YEAR ENDED AUGUST 31, 2000                   (0.18)       15.40      19.54%       1,534       1.82%(1)
       JANUARY 4, 1999 TO AUGUST 31, 1999 (2)            --            13.10       6.59%         380       1.15%(1,3)

INTERNATIONAL EQUITY PORTFOLIO (CLASS C)
             YEAR ENDED AUGUST 31, 2001                (0.97%)(1)       45%
             YEAR ENDED AUGUST 31, 2000                (0.45%)(1)       45%
       JANUARY 4, 1999 TO AUGUST 31, 1999 (2)           0.20%(1,3)      46%

----------------------------------
(1) DURING THE FISCAL YEAR ENDED AUGUST 31, 2001 AND AUGUST 31, 2000 SARATOGA DID NOT WAIVE ANY OF ITS MANAGEMENT FEES. DURING THE FISCAL YEARS ENDED AUGUST 31, 1999, SARATOGA CAPITAL MANAGEMENT WAIVED A PORTION OF ITS MANAGEMENT FEES. ADDITIONALLY, FOR THE PERIODS PRESENTED ABOVE, THE PORTFOLIO BENEFITED FROM AN EXPENSE OFFSET ARRANGEMENT WITH ITS CUSTODIAN BANK. IF SUCH WAIVERS, ASSUMPTIONS AND EXPENSE OFFSETS HAD NOT BEEN IN EFFECT FOR THE RESPECTIVE PERIODS, THE RATIOS OF NET OPERATING EXPENSES TO AVERAGE DAILY NET ASSETS AND OF NET INVESTMENT INCOME (LOSS) TO AVERAGE DAILY NET ASSETS WOULD HAVE BEEN 2.18% AND (0.97%) RESPECTIVELY, FOR THE YEAR ENDED AUGUST 31, 2001, 1.98% AND (0.29%) RESPECTIVELY, FOR THE YEAR ENDED AUGUST 31, 2000, 1.29% AND 0.34% RESPECTIVELY, FOR THE YEAR ENDED AUGUST 31, 1999.

INVESTMENT QUALITY BOND PORTFOLIO (CLASS C)
             YEAR ENDED AUGUST 31, 2001                $ 9.90        $ 0.42         $ 0.54         $ 0.96        ($0.42)
             YEAR ENDED AUGUST 31, 2000                  9.89          0.46           0.01           0.47         (0.46)
       JANUARY 4, 1999 TO AUGUST 31, 1999 (2)           10.29          0.28          (0.40)         (0.12)        (0.28)

INVESTMENT QUALITY BOND PORTFOLIO (CLASS C)
             YEAR ENDED AUGUST 31, 2001                  --           $10.44       9.80%      $2,006       1.90%(1)
             YEAR ENDED AUGUST 31, 2000                  --             9.90       4.88%       1,361       1.92%(1)
       JANUARY 4, 1999 TO AUGUST 31, 1999 (2)            --             9.89      (1.21%)        284       1.26%(1,3)

INVESTMENT QUALITY BOND PORTFOLIO (CLASS C)
             YEAR ENDED AUGUST 31, 2001                 4.13%(1)        52%
             YEAR ENDED AUGUST 31, 2000                 4.69%(1)        53%
       JANUARY 4, 1999 TO AUGUST 31, 1999 (2)           2.69%(1,3)      62%

----------------------------------
(1) DURING THE FISCAL YEAR ENDED AUGUST 31, 2001 AND AUGUST 31, 2000 SARATOGA DID NOT WAIVE ANY OF ITS MANAGEMENT FEES. DURING THE FISCAL YEARS ENDED AUGUST 31, 1999, SARATOGA CAPITAL MANAGEMENT WAIVED A PORTION OF ITS MANAGEMENT FEES. ADDITIONALLY, FOR THE PERIODS PRESENTED ABOVE, THE PORTFOLIO BENEFITED FROM AN EXPENSE OFFSET ARRANGEMENT WITH ITS CUSTODIAN BANK. IF SUCH WAIVERS, ASSUMPTIONS AND EXPENSE OFFSETS HAD NOT BEEN IN EFFECT FOR THE RESPECTIVE PERIODS, THE RATIOS OF NET OPERATING EXPENSES TO AVERAGE DAILY NET ASSETS AND OF NET INVESTMENT INCOME (LOSS) TO AVERAGE DAILY NET ASSETS WOULD HAVE BEEN 2.05% AND 4.13% RESPECTIVELY, FOR THE YEAR ENDED AUGUST 31, 2001, 1.97% AND 4.74% RESPECTIVELY, FOR THE YEAR ENDED AUGUST 31, 2000, 1.30% AND 2.73% RESPECTIVELY, FOR THE YEAR ENDED
    AUGUST 31, 1999.

                                     ~ 33 ~

                              FINANCIAL HIGHLIGHTS

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                            INCOME FROM INVESTMENT
                                                                                  OPERATIONS
                                                                   ----------------------------------------

                                                                                 NET REALIZED
                                                       NET ASSET      NET            AND
                                                        VALUE,     INVESTMENT     UNREALIZED     TOTAL FROM
                                                       BEGINNING     INCOME     GAIN (LOSS) ON   INVESTMENT
                                                       OF PERIOD     (LOSS)      INVESTMENTS     OPERATIONS
MUNICIPAL BOND PORTFOLIO (CLASS C)
             YEAR ENDED AUGUST 31, 2001                $10.09        $ 0.30         $ 0.59         $ 0.89
             YEAR ENDED AUGUST 31, 2000                 10.00          0.35           0.13           0.48
       JANUARY 4, 1999 TO AUGUST 31, 1999 (2)           10.66          0.25          (0.68)         (0.43)

                                                             DIVIDENDS AND
                                                             DISTRIBUTIONS
                                                      ----------------------------
                                                                     DISTRIBUTIONS
                                                                          TO
                                                      DIVIDENDS TO   SHAREHOLDERS
                                                      SHAREHOLDERS     FROM NET      NET ASSET              NET ASSETS
                                                        FROM NET       REALIZED       VALUE,                  END OF
                                                       INVESTMENT      GAINS ON       END OF      TOTAL       PERIOD
                                                         INCOME       INVESTMENTS     PERIOD     RETURN*     (000'S)
MUNICIPAL BOND PORTFOLIO (CLASS C)
             YEAR ENDED AUGUST 31, 2001                  ($0.31)        --            $10.67       8.97%      $  605
             YEAR ENDED AUGUST 31, 2000                   (0.33)         (0.06)        10.09       4.97%         114
       JANUARY 4, 1999 TO AUGUST 31, 1999 (2)             (0.23)        --             10.00      (4.12%)         38


                                                                      RATIOS
                                                      ---------------------------------------

                                                      RATIO OF NET   RATIO OF NET
                                                       OPERATING      INVESTMENT
                                                        EXPENSES        INCOME
                                                           TO         (LOSS) TO     PORTFOLIO
                                                      AVERAGE NET    AVERAGE NET    TURNOVER
                                                         ASSETS         ASSETS        RATE
MUNICIPAL BOND PORTFOLIO (CLASS C)
             YEAR ENDED AUGUST 31, 2001                 2.20%(1)       2.90%(1)        21%
             YEAR ENDED AUGUST 31, 2000                 2.20%(1)       3.40%(1)        12%
       JANUARY 4, 1999 TO AUGUST 31, 1999 (2)           0.68%(1,3)     2.64%(1,3)      23%

----------------------------------
(1) DURING THE FISCAL YEAR ENDED AUGUST 31, 2001, AUGUST 31, 2000, AND
    AUGUST 31, 1999, SARATOGA CAPITAL MANAGEMENT WAIVED A PORTION OF ITS MANAGEMENT FEES. ADDITIONALLY, FOR THE PERIODS PRESENTED ABOVE, THE PORTFOLIO BENEFITED FROM AN EXPENSE OFFSET ARRANGEMENT WITH ITS CUSTODIAN BANK. IF SUCH WAIVERS, ASSUMPTIONS AND EXPENSE OFFSETS HAD NOT BEEN IN EFFECT FOR THE RESPECTIVE PERIODS, THE RATIOS OF NET OPERATING EXPENSES TO AVERAGE DAILY NET ASSETS AND OF NET INVESTMENT INCOME (LOSS) TO AVERAGE DAILY NET ASSETS WOULD HAVE BEEN 2.52% AND 2.90% RESPECTIVELY, FOR THE YEAR ENDED AUGUST 31, 2001, 2.84% AND 2.76% RESPECTIVELY, FOR THE YEAR ENDED AUGUST 31, 2000, 1.82% AND 3.78% RESPECTIVELY, FOR THE YEAR ENDED
    AUGUST 31, 1999.

U.S. GOVERNMENT MONEY MARKET PORTFOLIO (CLASS C)
             YEAR ENDED AUGUST 31, 2001                $1.000        $0.040         --             $0.040       ($0.040)
             YEAR ENDED AUGUST 31, 2000                 1.000         0.040         --              0.040        (0.040)
       JANUARY 4, 1999 TO AUGUST 31, 1999 (2)           1.000         0.022         --              0.022        (0.022)

U.S. GOVERNMENT MONEY MARKET PORTFOLIO (CLASS C)
             YEAR ENDED AUGUST 31, 2001                  --           $1.000       3.68%      $4,165       1.89%(1)
             YEAR ENDED AUGUST 31, 2000                  --            1.000       4.10%         805       1.87%(1)
       JANUARY 4, 1999 TO AUGUST 31, 1999 (2)            --            1.000       1.99%         295       1.22%(1,3)

U.S. GOVERNMENT MONEY MARKET PORTFOLIO (CLASS C)
             YEAR ENDED AUGUST 31, 2001                 3.42%(1)          N/A
             YEAR ENDED AUGUST 31, 2000                 4.11%(1)          N/A
       JANUARY 4, 1999 TO AUGUST 31, 1999 (2)           2.03%(1,3)        N/A

----------------------------------
(1) DURING THE FISCAL YEAR ENDED AUGUST 31, 2000 SARATOGA DID NOT WAIVE ANY OF ITS MANAGEMENT FEES. DURING THE FISCAL YEARS ENDED AUGUST 31, 2001 AND AUGUST 31, 1999, SARATOGA CAPITAL MANAGEMENT WAIVED A PORTION OF ITS MANAGEMENT FEES. ADDITIONALLY, FOR THE PERIODS PRESENTED ABOVE, THE PORTFOLIO BENEFITED FROM AN EXPENSE OFFSET ARRANGEMENT WITH ITS CUSTODIAN BANK. IF SUCH WAIVERS, ASSUMPTIONS AND EXPENSE OFFSETS HAD NOT BEEN IN EFFECT FOR THE RESPECTIVE PERIODS, THE RATIOS OF NET OPERATING EXPENSES TO AVERAGE DAILY NET ASSETS AND OF NET INVESTMENT INCOME (LOSS) TO AVERAGE DAILY NET ASSETS WOULD HAVE BEEN 1.90% AND 3.42% RESPECTIVELY, FOR THE YEAR ENDED AUGUST 31, 2001, 1.87% AND 4.11% RESPECTIVELY, FOR THE YEAR ENDED AUGUST 31, 2000, 1.26% AND 2.07% RESPECTIVELY, FOR THE YEAR ENDED
    AUGUST 31, 1999.
(2) COMMENCEMENT OF OFFERING.
(3) NOT ANNUALIZED
* ASSUMES REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. AGGREGATE (NOT ANNUALIZED) TOTAL RETURN IS SHOWN FOR ANY PERIOD SHORTER THAN ONE YEAR.

                                     ~ 34 ~

                                 CLASS C SHARES
                                   PROSPECTUS

                                     [LOGO]

Additional information about each Portfolio's investments is available in the Trust's ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Trust's ANNUAL REPORT, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year. The Trust's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about each Portfolio. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request other information about the Trust, or to make shareholder inquiries, please call:

                                 (800) 807-FUND

You also may obtain information about the Trust by calling your financial advisor or by visiting our Internet site at:

                           HTTP://WWW.SARATOGACAP.COM

Information about the Trust (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Trust are available on the EDGAR Database on the SEC's Internet site (www.sec.gov) and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference
Section of the SEC, Washington, DC 20549-0102.

The Trust's Investment Company Act file number is 811-08542.